EXECUTION COPY

GUARANTEE AND COLLATERAL AGREEMENT

made by

ICONIX BRAND GROUP, INC.

and certain of its Subsidiaries

in favor of

BARCLAYS BANK PLC.,

as Administrative Agent

Dated as of November 22, 2011

i

6.6	Code and Other Remedies	19
6.7	Pledged Stock	19
6.8	Deficiency	20

SECTION 7. THE ADMINISTRATIVE AGENT		20
7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc	20
7.2	Duty of Administrative Agent	21
7.3	Execution of Financing Statements	22
7.4	Authority of Administrative Agent	22

SECTION 8. MISCELLANEOUS		22
8.1	Amendments in Writing	22
8.2	Notices	22
8.3	No Waiver by Course of Conduct; Cumulative Remedies	22
8.4	Enforcement Expenses; Indemnification	23
8.5	Successors and Assigns	23
8.6	Set-Off	23
8.7	Counterparts	24
8.8	Severability	24
8.9	Section Headings	24
8.10	Integration	24
8.11	GOVERNING LAW	24
8.12	Submission To Jurisdiction; Waivers	24
8.13	Acknowledgements	25
8.14	Additional Grantors	25
8.15	Releases	25
8.16	WAIVER OF JURY TRIAL	25

ii

Schedules

Schedule 1	Notice Addresses of Guarantors
Schedule 2	Description of Pledged Securities
Schedule 3	Filings and Other Actions Required to Perfect Security Interest
Schedule 4	Jurisdiction of Organization, Identification Number and Location of Chief Executive Office
Schedule 5	Intellectual Property
Schedule 6	Excluded Territories

Annexes

Annex I	Assumption Agreement
Annex II	Acknowledgment and Consent

iii

GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 22, 2011, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of BARCLAYS BANK PLC., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Revolving Credit Agreement, dated as of November 22, 2011 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among ICONIX BRAND GROUP, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC, GOLDMAN SACHS BANK USA and GE CAPITAL MARKETS, INC., as joint lead arrangers and joint bookrunners (in such capacities, the “Arrangers”), GOLDMAN SACHS BANK USA and GE CAPITAL MARKETS, INC., as syndication agents, BARCLAYS BANK PLC, as documentation agent and BARCLAYS BANK PLC, as Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement shall be used to finance the working capital needs and general corporate purposes of the Borrower and its Subsidiaries as permitted by the terms of the Credit Agreement;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties ;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1.    DEFINED TERMS

1.1  Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

The following terms shall have the following meanings:

“Agreement”:  this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Obligations”:  (i) the collective reference to the unpaid principal of and interest on (including, without limitation, interest accruing  at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, any Letter of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that (x) obligations of the Borrower or any Subsidiary under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (y) any release of Collateral or Grantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements, and (ii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, in each case, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Secured Parties that are required to be paid by the Borrower pursuant to the terms of this Agreement).

“Collateral”:  as defined in Section 3.1.

“Collateral Account”:  any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Contracts”:  all contracts and agreements of the Grantors, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

“Copyrights”:  (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, in any media, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”:  any written or oral agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”:  as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Excluded Assets”:  the collective reference to  (i) any contract, General Intangible, Copyright License, Patent License or Trademark License (“Intangible Assets”), in each case to the extent the grant by the relevant Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such Intangible Asset (A) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such Intangible Asset, (B) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or (C) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained; provided, that in any event any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets to the extent that any of the foregoing is (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9-406 of the New York UCC, (ii) Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock” set forth in this Section 1.1, (iii) Capital Stock of Unrestricted Subsidiaries, except to the extent listed on Schedule 2, (iv) Capital Stock of joint ventures owned by the Borrower or any Subsidiary, except to the extent listed on Schedule 2 and (v) any Intellectual Property registered or applied for in any jurisdiction set forth on Schedule 6.

“Foreign Subsidiary”:  any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

“Foreign Subsidiary Voting Stock”:  the voting Capital Stock of any Foreign Subsidiary.

“Guarantor Obligations”:  with respect to any Guarantor, the collective reference to all obligations and liabilities of such Guarantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”:  the collective reference to each Grantor other than the Borrower.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Copyright Licenses, software, databases, Patents, Patent Licenses, Trademarks, Trademark Licenses, trademark applications, service marks, service mark licenses, service mark applications, trade names, brand names, domain names, mask works, mask work licenses, technology and related improvements, know-how and processes, trade secrets, all registrations and applications related to any of the above, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”:  any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock” in this Section 1.1) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”:  the collective reference to each issuer of any Investment Property.

“New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”:  (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”:  all (i) letters patent of the United States, any other country or any political subdivision thereof, (ii) applications for letters patent of the United States or any other country, and reissues, divisions, continuations and continuations-in-part, or extensions thereof, including, without limitation, any of the foregoing listed in Schedule 5 and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to make, have made, use, sell (directly or indirectly), offer to sell, import or dispose of any invention or practice any method or process covered in whole or in part by a Patent, including, without limitation, any of the foregoing listed in Schedule 5.

“Pledged Notes”:  all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Securities”:  the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”:  the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect (it being understood that Pledged Stock shall not include a pledge of the Capital Stock of any Unrestricted Subsidiary except to the extent listed on Schedule 2); provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, all dividends or other income from the Investment Property that is Collateral, collections thereon or distributions or payments with respect thereto.

“Receivable”:  any right of a Grantor to payment for goods sold, leased, licensed, assigned or otherwise disposed of, or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Parties”:  the collective reference to the Administrative Agent, the Lenders and any affiliate of any Lender to which Borrower Obligations or Guarantor Obligations, as applicable, are owed.

“Securities Act”:  the Securities Act of 1933, as amended.

“Trademarks”:  (i) all trademarks, trade names, brand names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, domain names, service marks, logos and other source or business identifiers, and all goodwill associated therewith or symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing listed in Schedule 5, and (ii) the right to obtain all renewals thereof.

“Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing listed in Schedule 5.

“Vehicles”:  all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2  Other Definitional Provisions.  (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2.    GUARANTEE

2.1  Guarantee.  (a)  The Guarantors hereby, jointly and severally,unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations to the extent not paid by the Borrower.

(b)  Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)  Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee of such Guarantor contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

(d)  Subject to Section 8.15 hereof, the guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by full and final payment in cash, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

(e)  No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Borrower or any Guarantor under this Section 2 which shall, notwithstanding any such payment (other than any payment made by the Borrower or such Guarantor in respect of the Borrower Obligations or any payment received or collected from the Borrower or such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of the Borrower or such Guarantor hereunder until the Borrower Obligations are fully and finally paid in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.

2.2  Right of Contribution.  (a)  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.

(b)  Each Guarantor’s right of contribution under this Section 2.2 shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3  Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Secured Parties by the Borrower on account of the Borrower Obligations are fully and finally paid in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been fully and finally paid in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4  Amendments, etc. with respect to the Borrower Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party (with the consent of such of the Borrower and the Guarantor as shall be required thereunder), and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may (with the consent of such of the Borrower and the Guarantor as shall be required thereunder) deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Borrower Obligations may (with the consent of such of the Borrower and the Guarantor as shall be required thereunder) be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Secured Party shall, except to the extent set forth in and as required by any Requirement of Law (other than Organizational Documents), and for the benefit of the parties to, the agreements and instruments governing such Lien or guarantee, have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantees contained in this Section 2 or any property subject thereto.

2.5  Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.  Each Guarantor understands and agrees that the guarantee of such Guarantor contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee of such Guarantor contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability under this Section 2, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Secured Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6  Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7  Payments.  Each Guarantor hereby guarantees that payments by it hereunder will be paid to the Administrative Agent without set-off or counterclaim in the case of obligations in respect of Borrower Obligations arising under the Credit Agreement or any other Loan Document in Dollars at the Payment Office specified in the Credit Agreement.

SECTION 3.    GRANT OF SECURITY INTEREST

3.1  Grant of Security Interest by Grantors.  Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Contracts;

(d)	all Deposit Accounts;

(e)	all Documents (other than title documents with respect to Vehicles);

(f)	all Equipment;

(g)	all General Intangibles;

(h)	all Instruments;

(i)	all Intellectual Property;

(j)	all Inventory;

(k)	all Investment Property;

(l)	all Letter-of-Credit Rights;

(m)	all Pledged Stock;

(n)	all Goods and other property not otherwise described above;

(o)	all books and records pertaining to the Collateral; and

(p)
to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, that the Collateral shall not include any Excluded Assets.

SECTION 4.    REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1  Representations in Credit Agreement.  In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2  Title; No Other Liens.  Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.  For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses in the ordinary course of business to third parties to use Intellectual Property owned by, licensed to or developed by a Grantor.  For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.  Each of the Administrative Agent and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.3  Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (other than Intellectual Property Collateral located or registered outside the United States and Patents owned by Sharper Image Holdings LLC as of the Closing Date) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral (other than Intellectual Property Collateral located or registered outside the United States and Patents owned by Sharper Image Holdings LLC as of the Closing Date) in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens permitted by Section 7.3(p) of the Credit Agreement.  The Administrative Agent hereby agrees that it shall not file or cause to be filed any documents with the U.S. Patent and Trademark Office or any other office (other than the filing of financing statements with the Secretary of State of the State of Delaware or such other jurisdiction in which Sharper Image Holdings LLC is located for purposes of the New York UCC) in order to perfect the security interests in those Patents owned by Sharper Image Holdings LLC as of the Closing Date.

4.4  Jurisdiction of Organization; Chief Executive Office.  On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.  Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

4.5  Farm Products.  None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6  Investment Property.  (a)  The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b)  All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c)  To the best of such Grantor’s knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)  Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

4.7  Contracts.  (a)  No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

(b)  To the best of such Grantor’s knowledge, each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)  No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any Grantor thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

(d)  Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(e)  The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(f)   No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

(g)  None of the parties to any Contract is a Governmental Authority.

4.8  Intellectual Property.  (a)  Except for any Excluded Asset, Schedule 5 lists (i) all Trademark registrations and applications owned by such Grantor in its own name on the date hereof and (ii) all material Patent and Copyright registrations and applications owned by such Grantor in its own name on the date hereof.

(b)  Each Grantor owns or has the right to use all Intellectual Property that is material to its business as currently conducted or as proposed to be conducted free and clear of all Liens.

(c)  On the date hereof, all material Intellectual Property of such Grantor described on Schedule 5 is valid, subsisting, unexpired and enforceable, has not been abandoned and to such Grantor’s knowledge, does not infringe, impair, misappropriate, dilute or otherwise violate (“Infringe”) the intellectual property rights of any other Person, or is being Infringed by any other Person.

(d)  Except as set forth in Schedule 5, on the date hereof, none of the Intellectual Property of such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(e)  No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or challenge the validity, enforceability, ownership or use of, or such Grantor's rights in, any Intellectual Property in any respect, and such Grantor knows of no valid basis for same, that could reasonably be expected to have a Material Adverse Effect.

(f)   No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or challenge the validity, enforceability, ownership or use of any material Intellectual Property of any Grantor or such Grantor’s ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property to such Grantor.

SECTION 5.    COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations shall have been paid in full:

5.1  Covenants in Credit Agreement.  In the case of each Grantor, such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2  Delivery of Instruments and Chattel Paper.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security  or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement; provided, that the Grantors shall not be obligated to deliver to the Administrative Agent any Instruments or Chattel Paper held by any Grantor at any time to the extent that the aggregate face amount of all such Instruments and Chattel Paper held by all Grantors at such time does not exceed $750,000.

5.3  Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.4      Maintenance of Perfected Security Interest; Further Documentation.  (a)  Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever other than such claims or demands permitted by the Credit Agreement.

(b)  Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

(c)  At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of  Investment Property, Deposit Accounts (only after the occurrence and during the continuance of an Event of Default) and Letter-of-Credit Rights that is or is required to be Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.5  Changes in Locations, Name, etc.  Such Grantor will not, except upon 15 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of  all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(i)           change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.4; or

(ii)           change its name.

5.6  Notices.  Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

(a)  any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b)  the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.7  Investment Property.  (a)  If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer of any Pledged Stock (provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder), whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.  Any sums paid upon or in respect of the Investment Property that is or is required to be Collateral upon the liquidation or dissolution of any Issuer thereof shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of such Investment Property, or any property shall be distributed upon or with respect to such Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer thereof or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Investment Property that is or is required to be Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor as additional collateral security for the Obligations.  Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Administrative Agent or deliver to the Administrative Agent as Collateral any proceeds of any liquidation or dissolution of any Issuer of any Pledged Stock, or any distribution of capital or property in respect of any Investment Property that is or is required to be Collateral, to the extent that (i) such liquidation, dissolution or distribution, if treated as a Disposition of the relevant Issuer, would be permitted by the Credit Agreement and  (ii) the proceeds thereof are applied toward prepayment of Loans and reduction of Commitments to the extent required by the Credit Agreement.

(b)  Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer of any Pledged Stock to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, unless such securities are delivered to the Administrative Agent, concurrently with the issuance thereof, to be held by the Administrative Agent as Collateral (provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property that is or is required to be Collateral or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property that is or is required to be Collateral or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

(c)  In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

5.8  Contracts.  (a)  In the case of each Grantor, such Grantor will perform and comply in all material respects with all its obligations under the Contracts to which it is a party.

(b)  In the case of each Grantor, such Grantor will not amend, modify, terminate or waive any provision of any Contract to which it is a party in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

(c)  In the case of each Grantor, such Grantor will exercise promptly and diligently each and every material right which it may have under each Contract to which it is a party (other than any right of termination).

(d)  In the case of each Grantor, such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract to which it is a party that questions the validity or enforceability of such Contract.

5.9  Intellectual Property.  (a)  In the case of each Grantor, such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods or services applicable to its current business, including, without limitation, as reflected in its current service offerings, catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of all products and services offered under such Trademark, (iii) use such Trademark with all appropriate notices of registration and other legends required by applicable Requirements of Law, (iv) not adopt or use any new mark, or any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b)  In the case of each Grantor (other than Sharper Image Holdings LLC with respect to Patents owned by such Grantor as of the Closing Date), such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c)  In the case of each Grantor, such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired.  Such Grantor will not (either itself or through licensees) do any act whereby any material portion of a Copyrights may fall into the public domain.

(d)  In the case of each Grantor, such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to Infringe the intellectual property rights of any other Person.

(e)  In the case of each Grantor, such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s rights in, or the validity, enforceability, ownership or use of, any material Intellectual Property, including, without limitation, such Grantor’s right to register or to maintain the same.

(f)   In the case of each Grantor, such Grantor, whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property (other than Copyrights) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs.  Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within 20 Business Days.  Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties’ security interest in any Copyright, Patent or Trademark located or registered in the United States.

(g)  In the case of each Grantor, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Intellectual Property (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)  In the case of each Grantor, in the event that any material Intellectual Property is Infringed by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for Infringement, to seek injunctive relief where appropriate and to recover any and all damages for such Infringement.

5.10           Commercial Tort Claims.  In the case of each Grantor, if any Grantor shall at any time commence a suit, action or proceeding with respect to any Commercial Tort Claim held by it with a value which such Grantor reasonably believes to be of $1,000,000 or more, such Grantor shall promptly notify the Administrative Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Administrative Agent for the benefit of the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 6.    REMEDIAL PROVISIONS

6.1  Certain Matters Relating to Receivables.  (a)  The Administrative Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b)  The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Administrative Agent’s direction and control after the occurrence and during the continuance of an Event of Default, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)  At the Administrative Agent’s request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

(d)  At any time after the occurrence and during the continuance of an Event of Default, each Grantor will cooperate with the Administrative Agent to establish a system of lockbox accounts, under the sole dominion and control of the Administrative Agent, into which all Receivables shall be paid and from which all collected funds will be transferred to a Collateral Account.

6.2  Communications with Obligors; Grantors Remain Liable.  (a)  The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b)      Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c)  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables (or any agreement giving rise thereto) and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3  Pledged Stock.  (a)  Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b)  If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, as the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.5, and any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)  Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

6.4  Proceeds to be Turned Over To Administrative Agent.  In addition to the rights of the Administrative Agent and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and Instruments shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5  Application of Proceeds.  If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

6.6  Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6 with respect to any Grantor’s Collateral, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral of such Grantor or in any way relating to the Collateral of such Grantor or the rights of the Administrative Agent and the Secured Parties hereunder with respect thereto, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of such Grantor, in the order specified in Section 6.5, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7  Pledged Stock.  (a)  Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, consents to such private sale.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)  Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.8  Deficiency.  Subject to Section 2.1(b) hereof, the Borrower and each other Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

SECTION 7.    THE ADMINISTRATIVE AGENT

7.1  Administrative Agent’s Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor without notice to or assent by such Grantor, to do any or all of the following:

(i)           in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or contract or with respect to any other Collateral whenever payable;

(ii)           in the case of any Intellectual Property that is or is required to be Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Secured Parties’ security interest in such Intellectual Property, other than Trademarks, Copyrights or Patents located or registered outside the United States;

(iii)           pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)           execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

(v)           (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as Parent or such Grantor might do; and

(vi)           license or sublicense whether on an exclusive or non-exclusive basis, any Intellectual Property for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine and, in connection therewith, such Grantor hereby grants to the Administrative Agent for the benefit of the Secured Parties a royalty-free, world-wide irrevocable license of its Intellectual Property.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)  If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)  The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor shall be payable by such Grantor to the Administrative Agent on demand.

(d)  Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2  Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers.  The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3  Execution of Financing Statements.  Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral (but with respect to any Copyright, Patent or Trademark, only those located or registered in the United States and excluding any Patents owned by Sharper Image Holdings LLC as of the Closing Date) without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.  Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” or “all assets” in any such financing statements.  Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4  Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.    MISCELLANEOUS

8.1  Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2  Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.

8.3  No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4  Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay, or reimburse each Secured Party and the Administrative Agent for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements and other charges of one counsel to the Administrative Agent and the other Secured Parties and, if reasonably necessary, one local counsel in any relevant jurisdiction.

(b)  Each Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)  Each Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

(d)  The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5  Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and assigns permitted pursuant to Section 10.6 of the Credit Agreement; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6  Set-Off.  Each Grantor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time following an Event of Default, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party to or for the credit or the account of such Grantor or any part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Secured Party hereunder and claims of every nature and description of the Administrative Agent or such Secured Party against such Grantor in any currency, whether arising hereunder, under the Credit Agreement or, any other Loan Document, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Administrative Agent and each Secured Party shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Administrative Agent and each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Secured Party may have.

8.7  Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9  Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10      Integration.  This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12           Submission To Jurisdiction; Waivers.  Each Grantor, and by acceptance of the benefits hereof, the Administrative Agent and each Secured Party, hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13           Acknowledgements.  Each Grantor hereby acknowledges that:

(a)  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)  neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.14           Additional Grantors.  Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15           Releases.  (a)  At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)  If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16           WAIVER OF JURY TRIAL.  EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

ICONIX BRAND GROUP, INC.

By:	/s/ Andrew R. Tarshis
Andrew R. Tarshis
Executive Vice President and General Counsel

MOSSIMO HOLDINGS LLC

By:	MOSSIMO, INC.

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Senior Vice President

MOSSIMO, INC.

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Senior Vice President

OP HOLDINGS LLC

By:	OP HOLDINGS AND MANAGEMENT CORPORATION

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Vice President

OP HOLDINGS AND MANAGEMENT CORPORATION

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Vice President

[Signature Page to the Guarantee and Collateral Agreement]

OFFICIAL-PILLOWTEX LLC

By:	PILLOWTEX HOLDINGS AND MANAGEMENT LLC

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Vice President

PILLOWTEX HOLDINGS AND MANAGEMENT LLC

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Vice President

SHARPER IMAGE HOLDINGS LLC

By:	SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP.

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Vice President

SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP.

By:	/s/ Andrew R. Tarshis
Andrew Tarshis
Vice President

STUDIO IP HOLDINGS LLC

By:	STUDIO HOLDINGS AND MANAGEMENT CORPORATION

By:	/s/ Andrew Tarshis
Andrew Tarshis
Vice President

[Signature Page to the Guarantee and Collateral Agreement]

STUDIO HOLDINGS AND MANAGEMENT CORPORATION

By:	/s/ Andrew Tarshis
Andrew Tarshis
Vice President

ICON ENTERTAINMENT LLC

By:	Iconix Brand Group, Inc.

By:	/s/ Andrew Tarshis
Andrew Tarshis
Executive Vice President and General Counsel

[Signature Page to the Guarantee and Collateral Agreement]

Annex I
to
Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________, a ______________ corporation (the “Additional Grantor”), in favor of BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, Iconix Brand Group Inc. (the “Borrower”), the Lenders and the Administrative Agent have entered into a Revolving Credit Agreement, dated as of November 22, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 22, 2011  (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.           Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules _______* to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.           GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

*	Refer to each Schedule which needs to be supplemented.

Annex I-2

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex II
to
Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of November 22, 2011 (the “Agreement”), made by the Grantors parties thereto for the benefit of BARCLAYS BANK PLC, as Administrative Agent.  The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1.           The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.           The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

3.           The terms of Sections 5.8, 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it, or prohibited, pursuant to Section 5.8, 6.3(a) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

SCHEDULE 1

Notice Addresses of Guarantors

Mossimo, Inc.	Mossimo Holdings LLC
103 Foulk Road, Suite 287 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018	103 Foulk Road, Suite 287 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018
OP Holdings and Management Corporation	OP Holdings LLC
103 Foulk Road, Suite 103 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018	103 Foulk Road, Suite 153 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018
Pillowtex Holdings and Management LLC	Official-Pillowtex LLC
1450 Broadway, 3rd Floor New York, NY 10018 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018	1450 Broadway, 3rd Floor New York, NY 10018 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018
Sharper Image Holdings and Management Corp.	Sharper Image Holdings LLC
1450 Broadway, 3rd Floor New York, NY 10018 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018	1450 Broadway, 3rd Floor New York, NY 10018 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018

Studio Holdings and Management Corporation	Studio IP Holdings LLC
103 Foulk Road, Suite 202 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018	103 Foulk Road, Suite 153 Wilmington, DE 19803 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018
Icon Entertainment LLC
1450 Broadway, 3rd Floor New York, NY 10018 Copy to: Iconix Brand Group, Inc. 1450 Broadway, 3rd Floor New York, NY 10018

SCHEDULE 2

Description of Pledged Securities

Pledged Capital Stock:

Issuer	Class of Capital Stock	Certificate No.	Ownership Interest
Mossimo, Inc.	Common	1	100 shares

Mossimo Holdings LLC	Limited Liability Company Interests	1	100%

OP Holdings and Management Corporation	Common	1	100 shares

OP Holdings LLC	Limited Liability Company Interests	3	100%

Pillowtex Holdings and Management LLC	Limited Liability Company Interests	1	100%

Official-Pillowtex LLC	Limited Liability Company Interests	2	100%

Sharper Image Holdings and Management Corp.	Common	1	100 shares

Sharper Image Holdings LLC	Limited Liability Company Interests	1	100%

Studio Holdings and Management Corporation	Common	1 2 3 5	100 shares 285 shares 100 shares 36 shares

Studio IP Holdings LLC	Limited Liability Company Interests	10	100%

Icon Entertainment LLC	Limited Liability Company Interests	1	100%

Peanuts Holdings LLC	Limited Liability Company Interests	1	800 units

Pledged Notes:    None

SCHEDULE 3

Filings and Other Actions Required to Perfect Security Interest

Uniform Commercial Code Filings

UCC-1 Financing Statements naming each of the Grantors as Debtor and Barclays Bank PLC as
Secured Party to be filed with the Office of the Secretary of State of the State of Delaware

Patent and Trademark Filings

Grantor	Filing Office
Iconix Brand Group, Inc.	United States Patent and Trademark Office
Mossimo Holdings LLC	United States Patent and Trademark Office
OP Holdings LLC	United States Patent and Trademark Office
Official-Pillowtex LLC	United States Patent and Trademark Office
Sharper Image Holdings LLC	United States Patent and Trademark Office
Studio IP Holdings LLC	United States Patent and Trademark Office

Copyright Filings

Grantor	Filing Office
OP Holdings LLC	United States Copyright Office
Official-Pillowtex LLC	United States Copyright Office
Studio IP Holdings LLC	United States Copyright Office

Actions with respect to Pledged Stock

Delivery of certificates representing the Pledged Stock to the Administrative Agent in the State of New York

Other Actions

None

SCHEDULE 4

Jurisdiction of Organization, Identification Number and
Location of Chief Executive Office

Grantor	Jurisdiction of Organization	Identification Number	Location of Chief Executive Office
Iconix Brand Group, Inc.	Delaware	11-2481903	1450 Broadway, 3rd Floor New York, NY 10018

Mossimo, Inc.	Delaware	20-5769169	103 Foulk Road, Suite 287 Wilmington, DE 19803

Mossimo Holdings LLC	Delaware	20-5769295	103 Foulk Road, Suite 287 Wilmington, DE 19803

OP Holdings and Management Corporation	Delaware	20-5823821	103 Foulk Road, Suite 103 Wilmington, DE 19803

OP Holdings LLC	Delaware	20-5824617	103 Foulk Road, Suite 153 Wilmington, DE 19803

Pillowtex Holdings and Management LLC	Delaware	26-1158758	1450 Broadway, 3rd Floor New York, NY 10018

Official-Pillowtex LLC	Delaware	20-0277584	1450 Broadway, 3rd Floor New York, NY 10018

Sharper Image Holdings and Management Corp.	Delaware	45-3679791	1450 Broadway, 3rd Floor New York, NY 10018

Sharper Image Holdings LLC	Delaware	90-0771118	1450 Broadway, 3rd Floor New York, NY 10018

Studio Holdings and Management Corporation	Delaware	20-8584631	103 Foulk Road, Suite 202 Wilmington, DE 19803

Studio IP Holdings LLC	Delaware	20-8587309	103 Foulk Road, Suite 153 Wilmington, DE 19803

Icon Entertainment LLC	Delaware	N/A	1450 Broadway, 3rd Floor New York, NY 10018

SCHEDULE 5

Intellectual Property

I.	Annex A – Copyrights

II.	Annex B – Patents

III.	Annex C – Trademarks

ANNEX A

Copyrights

(see attached)

Copyrights

STUDIO IP HOLDINGS LLC

TX-4-660-382
TITLE: OPULENT TEXTILES : THE SCHUMACHER COLLECTION / RICHARD E.  SLAVIN 3RD.
EDITION STATEMENT: 1ST ED.
IMPRINT INFORMATION: NEW YORK : CROWN PUBLISHERS, C1992.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: 220 P.
CLAIMANT: F.   SCHUMACHER  AND COMPANY
DATE OF CREATION: 1992           DATE OF PUBLICATION: 15OCT92
EFFECTIVE DATE OF REGISTRATION: 9OCT97AUTHOR ON APPLICATION: ENTIRE TEXT & PHOTOS BY LYNTON  GARDINER & STEPHEN  OGILVY: F.      SCHUMACHER AND COMPANY, EMPLOYER FOR HIRE.
INFORMATION ON PREVIOUS RELATED WORKS: SOME PHOTOS ARE PREEXISTING.
LIMITATION ON CLAIM; NEW MATTER: TEXT & PHOTOS BY GARDINER & OGILVY.

TX-5-567-885
TITLE: WAVERLY INSPIRATIONS : YOUR GUIDE TO PERSONAL STYLE.
EDITION STATEMENT: 1ST ED.
IMPRINT INFORMATION: DES MOINES : MEREDITH BOOKS, C1999.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: 240 P.
CLAIMANT: F. SCHUMACHER & COMPANY.  WAVERLY LIFESTYLE GROUP
DATE OF CREATION: 1999           DATE OF PUBLICATION: 15SEP99
EFFECTIVE DATE OF REGISTRATION: 22JUL02AUTHOR ON APPLICATION: COMPILATION, TEXT & SOME PHOTOGRAPHY: MEREDITH CORPORATION, EMPLOYER FOR HIRE. TX-5-577-874                         TITLE: WAVERLY AT HOME PILLOWS.
EDITION STATEMENT: 1ST ED.
IMPRINT INFORMATION: DES MOINES : MEREDITH BOOKS, C2002.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: 112 P.
CLAIMANT: F.   SCHUMACHER  & COMPANY
DATE OF CREATION: 2001           DATE OF PUBLICATION: 15SEP01
EFFECTIVE DATE OF REGISTRATION: 19JUL02
AUTHOR ON APPLICATION: MEREDITH CORPORATION, EMPLOYER FOR HIRE.
INFORMATION ON PREVIOUS RELATED WORKS: SOME PORTIONS PREV. PUB.
LIMITATION ON CLAIM; NEW MATTER: COMPILATION; TEXT & SOME PHOTOGRAPHY.

TX-5-617-624
TITLE: AT HOME WITH COLOR : WAVERLY.
IMPRINT INFORMATION: DES MOINES : MEREDITH BOOKS, C2001.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: 168 P.
CLAIMANT: F.   SCHUMACHER  & COMPANY.  WAVERLY LIFESTYLE GROUP
DATE OF CREATION: 2001           DATE OF PUBLICATION: 15OCT01
EFFECTIVE DATE OF REGISTRATION: 19JUL02TITLE ON APPLICATION: WAVERLY AT HOME WITH COLOR.AUTHOR ON APPLICATION: COMPILATION, TEXT & SOME PHOTOGRAPHY: MEREDITH CORPORATION, EMPLOYER      FOR HIRE.LIMITATION ON CLAIM; NEW MATTER: COMPILATION, TEXT & SOME PHOTOGRAPHY.

TX-5-654-926
TITLE: WAVERLY AT HOME WINDOWS.
IMPRINT INFORMATION: DES MOINES : MEREDITH BOOKS, C2001.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: 128 P.
CLAIMANT: F.   SCHUMACHER  & COMPANY WAVERLY LIFESTYLE GROUP
DATE OF CREATION: 2001           DATE OF PUBLICATION: 15SEP01
EFFECTIVE DATE OF REGISTRATION: 19JUL02AUTHOR ON APPLICATION: MEREDITH CORPORATION.LIMITATION ON CLAIM; NEW MATTER: COMPILATION, ADDITIONS.

TX-6-081-249
TITLE: WAVERLY DECORATING PROJECTS YOU CAN MAKE.
IMPRINT INFORMATION: DES MOINES : MEREDITH BOOKS, C2003.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: 224 P.
CLAIMANT: F.   SCHUMACHER  & COMPANY, WAVERLY LIFESTYLE GROUP
DATE OF CREATION: 2002           DATE OF PUBLICATION: 1JAN03
EFFECTIVE DATE OF REGISTRATION: 8DEC04AUTHOR ON APPLICATION: MEREDITH CORPORATION, EMPLOYER FOR HIRE.INFORMATION ON PREVIOUS RELATED WORKS: SOME MATERIAL PREV. PUB.
LIMITATION ON CLAIM; NEW MATTER: COMPILATION, SOME TEXT & PHOTOS.

VA-45-487
TITLE: CHEF'S SPECIAL : [NO.] 386203 / AN ORIGINAL WAVERLY FABRIC.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: PRINT ON FABRIC.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1979           DATE OF PUBLICATION: 8MAR79
EFFECTIVE DATE OF REGISTRATION: 21JAN80
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-157-175
TITLE: DUBOURG SQUARE : 65M1150 SERIES.
NOTES DESCRIBING THE DEPOSIT COPY: CATALOGED FROM APPL. ONLY.
CLAIMANT: WAVERLY FABRICS, SCHUMACHER, OR F. SCHUMACHER A.A.D.O. F. SCHUMACHER  & COMPANY
DATE OF CREATION: 1981           DATE OF PUBLICATION: 1OCT81
EFFECTIVE DATE OF REGISTRATION: 6APR84
AUTHOR ON APPLICATION: DECORATIVE FABRIC DESIGN: F. SCHUMACHER & COMPANY, EMPLOYER FOR HIRE.

VA-157-176
TITLE: DUBOURG STRIPE : 65M1160 SERIES.
NOTES DESCRIBING THE DEPOSIT COPY: CATALOGED FROM APPL. ONLY.
CLAIMANT: WAVERLY FABRICS, SCHUMACHER, OR F. SCHUMACHER A.A.D.O. F. SCHUMACHER  & COMPANY
DATE OF CREATION: 1981           DATE OF PUBLICATION: 1OCT81
EFFECTIVE DATE OF REGISTRATION: 6APR84
AUTHOR ON APPLICATION: DECORATIVE FABRIC DESIGN: F. SCHUMACHER & COMPANY, EMPLOYER FOR HIRE.

VA-157-177
TITLE: JOUR DE FETE : 65M1170 SERIES.
NOTES DESCRIBING THE DEPOSIT COPY: CATALOGED FROM APPL. ONLY.
CLAIMANT: WAVERLY FABRICS, SCHUMACHER, OR F. SCHUMACHER A.A.D.O. F. SCHUMACHER  & COMPANY
DATE OF CREATION: 1981           DATE OF PUBLICATION: 1OCT81
EFFECTIVE DATE OF REGISTRATION: 6APR84
AUTHOR ON APPLICATION: DECORATIVE FABRIC DESIGN: F. SCHUMACHER & COMPANY, EMPLOYER FOR HIRE.

VA-263-836
TITLE: METROPOLE.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: ALL THAT JAZZ
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
NAME IN COPYRIGHT NOTICE: NOTICE: WAVERLY, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUL86
EFFECTIVE DATE OF REGISTRATION: 21MAY87
TITLE ON APPLICATION: ALL THAT JAZZ COLLECTION.

VA-263-837
TITLE: CARRIAGE TRADE.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE MACKINAC ISLAND COLLECTION
NOTES DESCRIBING THE DEPOSIT COPY: ADDITIONAL TITLE FROM COPY: A VIEW FROM THE VERANDA.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
NAME IN COPYRIGHT NOTICE: NOTICE: WAVERLY, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUL86
EFFECTIVE DATE OF REGISTRATION: 21MAY87
TITLE ON APPLICATION: CARRAIGE <[SIC]> TRADE; VIEW FROM THE VERANDA COLLECTION.

VA-263-943
TITLE: MACKINAW.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE MACKINAC ISLAND COLLECTION
NOTES DESCRIBING THE DEPOSIT COPY: ADDITIONAL TITLE FROM COPY: A VIEW FROM THE VERANDA.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUL86
EFFECTIVE DATE OF REGISTRATION: 21MAY87

VA-263-944
TITLE: HOMETOWN.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: "HOMECOMING AT THE RED LION INN" COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUL86
EFFECTIVE DATE OF REGISTRATION: 21MAY87

VA-263-945
TITLE: COUNTRY ROAD.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: HOMECOMING COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUL86
EFFECTIVE DATE OF REGISTRATION: 21MAY87
TITLE ON APPLICATION: HOMECOMING AT THE RED LION INN.

VA-263-946
TITLE: HARBORVIEW.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE MACKINAC ISLAND COLLECTION
NOTES DESCRIBING THE DEPOSIT COPY: ADDITIONAL TITLE FROM COPY: A VIEW FROM THE VERANDA.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUL86
EFFECTIVE DATE OF REGISTRATION: 21MAY87
TITLE ON APPLICATION: HARBOR VIEW; VIEW FROM THE VERANDA COLLECTION.

VA-265-795
TITLE: MILO.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1984           DATE OF PUBLICATION: 15FEB85
EFFECTIVE DATE OF REGISTRATION: 13MAY87

VA-269-177
TITLE: EYE DAZZLER.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
NOTES DESCRIBING THE DEPOSIT COPY: FROM FOUR CORNERS, THE HEARD MUSEUM COLLECTION.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 21MAY87
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-270-363
TITLE: DESERT SKY.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
NOTES DESCRIBING THE DEPOSIT COPY: FROM FOUR CORNERS, THE HEARD MUSEUM COLLECTION.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 21MAY87
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-270-364
TITLE: YANKEE DOODLE.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: "COLLECTIBLES" COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 21MAY87
TITLE ON APPLICATION: COLLECTIBLES.
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-270-365
TITLE: SOMERSET.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: COUNTRY ELEGANCE COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 21MAY87
TITLE ON APPLICATION: COUNTRY ELEGANCE.
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-270-366
TITLE: SHAW HALL.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: COUNTRY ELEGANCE COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 22MAY87
TITLE ON APPLICATION: COUNTRY ELEGANCE.
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-270-367
TITLE: SEWING CIRCLE.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: "COLLECTIBLES" COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 22MAY87
TITLE ON APPLICATION: COLLECTIBLES.
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-270-368
TITLE: BLUEWATER.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
NOTES DESCRIBING THE DEPOSIT COPY: FROM FOUR CORNERS, THE HEARD MUSEUM COLLECTION.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1FEB87
EFFECTIVE DATE OF REGISTRATION: 22MAY87
TITLE ON APPLICATION: BLUE WATER.
MISCELLANEOUS INFORMATION: C.O. CORRES.

VA-281-540
TITLE: SUMMER PORCH.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE GARDEN ROOM COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1987           DATE OF PUBLICATION: 18SEP87
EFFECTIVE DATE OF REGISTRATION: 27OCT87

VA-281-542
TITLE: LILY : AN AUTHENTIC WAVERLY SCREEN PRINT.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE GARDEN ROOM ; STYLE NO. 655190
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1987           DATE OF PUBLICATION: 17SEP87
EFFECTIVE DATE OF REGISTRATION: 27OCT87

VA-281-543
TITLE: VILLAGE QUILT CLASSICS.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE HENRY FORD MUSEUM AND GREENFIELD VILLAGE COLLECTION ; STYLE NO. 655301
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1987           DATE OF PUBLICATION: 17SEP87
EFFECTIVE DATE OF REGISTRATION: 27OCT87
TITLE ON APPLICATION: VILLAGE QUILT.

VA-281-544
TITLE: GREENFIELD : AN AUTHENTIC WAVERLY SCREEN PRINT.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: THE HENRY FORD MUSEUM AND GREENFIELD VILLAGE COLLECTION ; STYLE NO. 655292
NOTES DESCRIBING THE DEPOSIT COPY: ADDITIONAL TITLE FROM COPY: GREENFIELD CLASSICS.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1987           DATE OF PUBLICATION: 23SEP87
EFFECTIVE DATE OF REGISTRATION: 27OCT87

VA-281-711
TITLE: TOWN HALL.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
CLAIMANT: WAVERLY FABRICS DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1987           DATE OF PUBLICATION: 25SEP87
EFFECTIVE DATE OF REGISTRATION: 2NOV87
TITLE ON APPLICATION: GREENFIELD VILLAGE.

VA-290-629
TITLE: CALLA : PATTERN NO. 4821A.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: ART REPRODUCTION : WALLCOVERING.
CLAIMANT: WAVERLY WALLPAPER DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1985           DATE OF PUBLICATION: 8AUG85
EFFECTIVE DATE OF REGISTRATION: 14DEC87

VA-301-975
TITLE: LEGACY DOCUMENT.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: LIBERTY LEGACY COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1985           DATE OF PUBLICATION: 1JUN85
EFFECTIVE DATE OF REGISTRATION: 18APR88

VA-301-982
TITLE: COTTAGE ROSES.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: FLOWER SHOW COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1985           DATE OF PUBLICATION: 2JAN86
EFFECTIVE DATE OF REGISTRATION: 18APR88

VA-301-983
TITLE: ROSE GARDEN.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
SERIES TITLE: FLOWER SHOW COLLECTION
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1985           DATE OF PUBLICATION: 2JAN86
EFFECTIVE DATE OF REGISTRATION: 18APR88

VA-302-554
TITLE: HALF NOTE.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
CLAIMANT: WAVERLY FABRICS, DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1986           DATE OF PUBLICATION: 1JUN86
EFFECTIVE DATE OF REGISTRATION: 18APR88

VA-322-321
TITLE: SUMMER PORCH : [NO.] 655200.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
CLAIMANT: WAVERLY FABRICS DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1987           DATE OF PUBLICATION: 15JAN88
EFFECTIVE DATE OF REGISTRATION: 17OCT88

VA-322-322
TITLE: TEA ROSES : [NO.] 655760.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
CLAIMANT: WAVERLY FABRICS DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1988           DATE OF PUBLICATION: 1JUN88
EFFECTIVE DATE OF REGISTRATION: 17OCT88

VA-322-328
TITLE: IMARI : [NO.] 655911.
PHYSICAL DESCRIPTION OF THE DEPOSIT COPY: FABRIC DESIGN.
CLAIMANT: WAVERLY FABRICS DIVISION OF F. SCHUMACHER & COMPANY
DATE OF CREATION: 1988           DATE OF PUBLICATION: 15MAY88
EFFECTIVE DATE OF REGISTRATION: 17OCT88

VA-322-329
Title: Suwanee <[sic]> : [no.] 655402.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jun88           Effective date of registration: 17Oct88

VA-322-330
Title: Patience.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 15Jun88           Effective date of registration: 17Oct88

VA-323-204
Title: Village quilt.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 15Jan88           Effective date of registration: 17Oct88

VA-323-205
Title: Greenfield.
Physical description of the deposit copy: fabric design.
Series title: Classics collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 15Jan88           Effective date of registration: 17Oct88

VA-323-207
Title: Carolina rose.
Physical description of the deposit copy: fabric design.
Series title: Roses collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 15May88           Effective date of registration: 17Oct88

VA-323-209
Title: Empress of China.
Physical description of the deposit copy: fabric design.
Series title: Points East collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 15May88           Effective date of registration: 17Oct88

VA-325-500
Title: Garden tower : no. 655230.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Nov87           Effective date of registration: 17Oct88

VA-325-517
Title: Silk road.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jun88           Effective date of registration: 17Oct88

VA-329-130
Title: Kingston.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1984           Date of publication: 15Jan85           Effective date of registration: 16Nov88

VA-345-116
Title: Country manor.
Physical description of the deposit copy: fabric design.
Series title: Open house ; 654500
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 4May89

VA-345-130
Title: Abbington.
Physical description of the deposit copy: fabric design.
Series title: Designer's showcase ; 653000
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1984           Date of publication: 1Sep84           Effective date of registration: 4May89

VA-345-131
Title: Sweetwater.
Physical description of the deposit copy: fabric design.
Series title: A View from the veranda ; 654150
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Sep86           Effective date of registration: 4May89

VA-345-242
Title: Showpiece.
Physical description of the deposit copy: fabric design.
Series title: Flower show ; 653960
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Mar86           Effective date of registration: 4May89

VA-345-500
Title: Century.
Physical description of the deposit copy: fabric design.
Series title: Centennial ; 656140
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Oct88           Effective date of registration: 2May89

VA-345-501
Title: New castle.
Physical description of the deposit copy: fabric design.
Series title: New traditions ; 654550
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 4May89

VA-346-277
Title: Polly's garden.
Physical description of the deposit copy: fabric design.
Series title: Flower patch II ; 355230
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Mar88           Effective date of registration: 4May89

VA-346-278
Title: Legacy.
Physical description of the deposit copy: fabric design.
Series title: Liberty legacy ; 653330
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Sep85           Effective date of registration: 4May89

VA-346-287
Title: Rodeo.
Physical description of the deposit copy: fabric design.
Series title: California classics ; 656260
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jan89           Effective date of registration: 2May89

VA-346-291
Title: Spring garden.
Physical description of the deposit copy: fabric design.
Series title: Flower show ; 653870
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Mar86           Effective date of registration: 4May89

VA-346-327
Title: Decoy.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Sep85           Effective date of registration: 4May89

VA-346-330
Title: Garden party.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Mar86           Effective date of registration: 4May89

VA-346-341
Title: Glory of the garden.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 9May89

VA-346-345
Title: Jacob's Lane.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Apr87           Effective date of registration: 9May89

VA-346-346
Title: Hampton Court.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 9May89

VA-348-489
Title: Rio Grande.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Apr87           Effective date of registration: 8May89

VA-348-504
Title: Greenville.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 8May89

VA-348-505
Title: Pueblo.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Apr87           Effective date of registration: 8May89

VA-348-506
Title: Savoy.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Mar87           Effective date of registration: 8May89

VA-348-507
Title: Peace.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jun88           Effective date of registration: 9May89

VA-348-994
Title: Summer border.
Physical description of the deposit copy: fabric design.
Series title: Flowerpatch collection ; [355080]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 4May89

VA-348-995
Title: Salem stencil.
Physical description of the deposit copy: fabric design.
Series title: Country crafts collection ; style no. 352960
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1984           Date of publication: 1Sep84           Effective date of registration: 4May89

VA-349-745
Title: Monterey.
Physical description of the deposit copy: fabric design.
Series title: California classics collection ; style no. 656270
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jan89           Effective date of registration: 2May89
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-349-746
Title: Edison classics.
Physical description of the deposit copy: fabric design.
Series title: The Henry Ford Museum and Greenfield Village collection ; style no. 655381
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Oct87           Effective date of registration: 2May89
Title on application: Edison.
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-350-046
Title: Roses.
Physical description of the deposit copy: fabric design.
Series title: Garden party ; 656410
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Apr89           Effective date of registration: 3May89

VA-350-258
Title: Summer porch.
Physical description of the deposit copy: fabric design.
Series title: The Garden room ; 655200
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 8May89

VA-350-259
Title: Chimayo.
Physical description of the deposit copy: fabric design.
Series title: Four corners ; 655070
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Apr87           Effective date of registration: 8May89

VA-350-260                           Title: Spring meadow.Physical description of the deposit copy: fabric design.Series title: Open house ; 654580Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 8May89

VA-350-277
Title: Chaco.
Physical description of the deposit copy: fabric design.
Series title: Four corners ; 655110
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Apr87           Effective date of registration: 8May89

VA-350-283
Title: Yorklyn.
Physical description of the deposit copy: fabric design.
Series title: New traditions; 654560
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 8May89

VA-350-358
Title: Sloane Square.
Physical description of the deposit copy: fabric design.
Series title: Portfolio I ; 655260
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 8May89

VA-350-359
Title: Blue ribbon.
Physical description of the deposit copy: fabric design.
Series title: Flower show ; 653950
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Mar86           Effective date of registration: 5May89

VA-351-830
Title: Jamaica.
Physical description of the deposit copy: fabric design.
Series title: California classics ; 653130
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jan89           Effective date of registration: 12May89

VA-351-832
Title: Carolina crewel.
Physical description of the deposit copy: fabric design.
Series title: Country crafts ; 352940
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1984           Date of publication: 1Sep84           Effective date of registration: 3May89

VA-351-882
Title: Belle.
Physical description of the deposit copy: fabric design.
Series title: Belle Provence ; 353740
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Apr86           Effective date of registration: 3May89

VA-351-883
Title: Meadowbrook.
Physical description of the deposit copy: fabric design.
Series title: The Garden room ; 655210
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 9May89

VA-351-884
Title: Fireside.
Physical description of the deposit copy: fabric design.
Series title: Homecoming at the Red Lion Inn ; 354350
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Apr87           Effective date of registration: 9May89

VA-351-885
Title: Rose hips.
Physical description of the deposit copy: fabric design.
Series title: Roses ; 655720
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jun88           Effective date of registration: 9May89

VA-351-886
Title: Carousel plaid.
Physical description of the deposit copy: fabric design.
Series title: Classics ; 655410
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Oct87           Effective date of registration: 9May89

VA-351-887
Title: Garden fantasy.
Physical description of the deposit copy: fabric design.
Series title: Open house ; 654830
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87           Effective date of registration: 9May89

VA-351-897
Title: Fiona.
Physical description of the deposit copy: fabric design.
Series title: The Garden room ; 655220
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 9May89

VA-351-898
Title: Sweet briar.
Physical description of the deposit copy: fabric design.
Series title: Roses ; 655770
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jun88           Effective date of registration: 9May89

VA-351-899
Title: Splendide.
Physical description of the deposit copy: fabric design.
Series title: Enchanted garden ; 354980
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Sep85          Effective date of registration: 9May89

VA-351-900
Title: Summer garden.
Physical description of the deposit copy: fabric design.
Series title: Flower patch ; 355010
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 9May89

VA-351-901
Title: Old favorites.
Physical description of the deposit copy: fabric design.
Series title: Flower patch ; 355040
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 3May89

VA-351-902
Title: Hideaway.
Physical description of the deposit copy: fabric design.
Series title: Garden party ; 656390
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Apr89          Effective date of registration: 3May89

VA-351-903
Title: Showhouse.
Physical description of the deposit copy: fabric design.
Series title: Open house ; 654690
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Mar87          Effective date of registration: 9May89

VA-351-904
Title: Anna's choice.
Physical description of the deposit copy: fabric design.
Series title: Country crafts ; 351540
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1984           Date of publication: 1Sep84          Effective date of registration: 9May89

VA-351-905
Title: English ivy.
Physical description of the deposit copy: fabric design.
Series title: Garden room ; 655330
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 9May89

VA-351-906
Title: Sprinklers.
Physical description of the deposit copy: fabric design.
Series title: Garden party ; 656360
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Apr89          Effective date of registration: 3May89

VA-351-907
Title: Sittin' pretty.
Physical description of the deposit copy: fabric design.
Series title: Flower patch ; 355060
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 2May89

VA-351-908
Title: Gladiolus.
Physical description of the deposit copy: fabric design.
Series title: Garden party ; 656370
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Apr89          Effective date of registration: 3May89

VA-351-909
Title: Garden gate.
Physical description of the deposit copy: fabric design.
Series title: Flower patch ; 355030
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 3May89

VA-351-910
Title: Favors.
Physical description of the deposit copy: fabric design.
Series title: Garden party ; 656401
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Apr89          Effective date of registration: 4May89

VA-351-911
Title: Lady Liberty.
Physical description of the deposit copy: fabric design.
Series title: Liberty legacy ; 653310
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Sep85          Effective date of registration: 4May89

VA-351-912
Title: American beauty.
Physical description of the deposit copy: fabric design.
Series title: Liberty legacy ; 653550
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1985           Date of publication: 1Sep85           Effective date of registration: 4May89

VA-351-918
Title: Hyacinths.
Physical description of the deposit copy: fabric design.
Series title: Garden party ; 656350
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Apr89          Effective date of registration: 2May89

VA-351-919
Title: Wilshire.
Physical description of the deposit copy: fabric design.
Series title: California classics ; 656280
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jan89           Effective date of registration: 2May89

VA-351-920
Title: Newport.
Physical description of the deposit copy: fabric design.
Series title: California classics ; 656250
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 1Jan89           Effective date of registration: 2May89

VA-351-921
Title: Firestone.
Physical description of the deposit copy: fabric design.
Series title: Classics ; 655360
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Oct87           Effective date of registration: 2May89

VA-351-922
Title: Connaught.
Physical description of the deposit copy: fabric design.
Series title: Portfolio ; 655270
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Date of publication: 1Jan88           Effective date of registration: 2May89

VA-352-199
Title: Hadwen stripe.
Physical description of the deposit copy: fabric design.
Series title: Nantucket ; 656450
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 10Jan89         Effective date of registration: 22Jun89

VA-353-586
Title: Woods end : style no. 654191.
Physical description of the deposit copy: fabric design.
Series title: The Mackinac Is[l]and collection
Notes describing the deposit copy: Additional title from copy: A View from the veranda.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1986           Date of publication: 1Sep86          Effective date of registration: 8May89

VA-355-795
Title: Sconset rose.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 22Jun89

VA-355-796
Title: Islander.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 22Jun89

VA-355-803
Title: Nantucket stroll.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 22Jun89

VA-355-804
Title: Rose trellis.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 22Jun89

VA-355-805
Title: Nantucket.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 22Jun89

VA-355-806
Title: Ninety-six main.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 10Jan89         Effective date of registration: 22Jun89

VA-357-786
Title: Down bank.
Physical description of the deposit copy: fabric design.
Series title: Nantucket ; 656500
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 27Jun89

VA-367-519
Title: On island.
Physical description of the deposit copy: fabric design.
Series title: Nantucket collection ; style no. 656480
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 25Jan89         Effective date of registration: 27Jun89
Miscellaneous information: C.O. corres.

VA-368-343
Title: Charleston gardens.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 657020
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 3Oct89           Effective date of registration: 4Oct89

VA-368-344
Title: Devereaux.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 656951
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 3Oct89           Effective date of registration: 4Oct89

VA-368-345
Title: Randolph.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 656984
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 3Oct89           Effective date of registration: 4Oct89

VA-369-914
Title: Scarlett.
Physical description of the deposit copy: fabric deign.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 3Oct89           Effective date of registration: 4Oct89

VA-371-360
Title: Rosemont.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 656994
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 10Aug89       Effective date of registration: 4Oct89

VA-371-361
Title: Derby.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 657003
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 11Aug89       Effective date of registration: 4Oct89

VA-384-352
Title: Desiree.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 656960
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 3Oct89           Effective date of registration: 13Dec89

VA-384-353
Title: Sonata.
Physical description of the deposit copy: fabric design.
Series title: Southern charm ; 657014
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 3Oct89           Effective date of registration: 13Dec89

VA-385-046
Title: Brandon.
Physical description of the deposit copy: fabric design.
Series title: At home with Waverly ; G-08-89RK
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 20Jul89          Effective date of registration: 22Feb90

VA-385-119
Title: Rosemont border.
Physical description of the deposit copy: fabric design.
Series title: At home with Waverly ; G-02-011-RK
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 26Jun89         Effective date of registration: 22Feb90

VA-385-123
Title: Rosemont vine.
Physical description of the deposit copy: fabric design.
Series title: At home with Waverly ; G-02-016R
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 26Jun89         Effective date of registration: 22Feb90

VA-391-348
Title: Brandon border.
Physical description of the deposit copy: fabric design.
Series title: At home with Waverly ; G-09-89-RK
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Jan90           Effective date of registration: 26Mar90

VA-392-788
Title: Gettysburg.
Physical description of the deposit copy: fabric design.
Series title: House party ; 657290
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 23Mar90

VA-392-789
Title: Bijoux.
Physical description of the deposit copy: fabric design.
Series title: My favorite things ; 657130
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 23Mar90

VA-395-409
Title: Hyde Park.
Physical description of the deposit copy: fabric design.
Series title: House party ; 657270
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Mar90          Effective date of registration: 23Mar90

VA-395-875
Title: Tidewater.
Physical description of the deposit copy: fabric design.
Series title: My favorite things ; 657110
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 23Mar90

VA-396-312
Title: Tidewater stripe.
Physical description of the deposit copy: fabric design.
Series title: [My favorite things] ; style no. 657120
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 23Mar90

VA-397-656
Title: Summertime.
Physical description of the deposit copy: fabric design.
Series title: My favorite things ; 657080
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-657
Title: Hermitage.
Physical description of the deposit copy: fabric design.
Series title: House party ; 657250
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-658
Title: Sabrina.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657200
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-659
Title: Sonnet.
Physical description of the deposit copy: fabric design.
Series title: My favorite things ; 657093
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-660
Title: First lady tribute.
Physical description of the deposit copy: fabric design.
Series title: House party ; 657220
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-661
Title: Sophie's garden.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657210
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-662
Title: Sweet violets.
Physical description of the deposit copy: fabric design.
Series title: My favorite things ; 657060
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-663
Title: Symphony.
Physical description of the deposit copy: fabric design.
Series title: My favorite things ; 657100
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-664
Title: Poplar hill.
Physical description of the deposit copy: fabric design.
Series title: House party ; 657230
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-665
Title: Dinah.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657160
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-666
Title: Kaleidoscope.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657181
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-667
Title: Diandra.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657170
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-668
Title: Yours truly.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657190
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-669
Title: Sonya.
Physical description of the deposit copy: fabric design.
Series title: Glorious ; 657150
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-397-670
Title: Hyannis.
Physical description of the deposit copy: fabric design.
Series title: House party ; 657240
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 1Mar90          Effective date of registration: 22Mar90
Miscellaneous information: C.O. corres.

VA-402-523                           Title: Antica Carta Cera : featuring vinyl plisse and vinyl diagonal twill / designed by aGiovanni  Graesan.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Feb90          Effective date of registration: 14Jun90
Author on application: F. Schumacher & Company, employer for hire.

VA-402-524
Title: Woodlane Hills.
Physical description of the deposit copy: wallcovering & fabric designs : 109 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 5Jan90           Effective date of registration: 14Jun90

VA-402-525
Title: Wildflower celebration.
Physical description of the deposit copy: wallcovering & fabric designs : 107 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 5Aug89         Effective date of registration: 14Jun90

VA-402-526                           Title: Looking good : kitchen & bath.
Physical description of the deposit copy: wallcovering & fabric designs : 119 p.
Claimant: F.   Schumacher  and Company
Date of creation: 1989           Date of publication: 5Mar89          Effective date of registration: 14Jun90

VA-402-527
Title: Eaton Square.
Physical description of the deposit copy: wallcovering & fabric designs : 98 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Apr90          Effective date of registration: 14Jun90

VA-402-528
Title: Majestic.
Physical description of the deposit copy: wallcovering & fabric designs : 108 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 15Mar90        Effective date of registration: 14Jun90

VA-402-529
Title: Aspects.
Physical description of the deposit copy: wallcovering designs : 65 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Mar90          Effective date of registration: 14Jun90

VA-402-530
Title: Subtle reflections.
Physical description of the deposit copy: wallcovering designs : 83 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 7Jun90           Effective date of registration: 14Jun90

VA-405-768
Title: At home with Waverly.
Physical description of the deposit copy: fabric design.
Notes describing the deposit copy: Additional title from copy: Belle rive.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1989           Date of publication: 21Jun89         Effective date of registration: 22Feb90

VA-408-285
Title: Homeward bound / aGramercy.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 23Jul90
Author on application: F. Schumacher & Company, employer for hire.

VA-408-286                        Title: Kimono / aGramercy.Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 23Jul90
Author on application: F. Schumacher & Company, employer for hire.

VA-408-287
Title: Today's bed and bath--by Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 1Jul88            Effective date of registration: 23Jul90

VA-408-288
Title: Men's wear--Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 7Feb89           Effective date of registration: 23Jul90
Title on application: Village men's wear.

VA-408-289
Title: Major League Baseball--Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 20May90       Effective date of registration: 23Jul90

VA-408-290
Title: The Elms--by Exeter / styled by Diana  Majher-Walker ; graphics & photo direction by Gayle  Bighouse.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1987           Date of publication: 20Oct87         Effective date of registration: 23Jul90
Title on application: The Elms.
Author on application: F. Schumacher & Company, employer for hire.

VA-408-291
Title: Chelsea Square--Exeter.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 20Oct89         Effective date of registration: 23Jul90
Title on application: Chelsea Square.

VA-408-292
Title: Village crossroads : for kitchens and baths.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 1Oct89           Effective date of registration: 23Jul90
Title on application: Crossroads.

VA-408-293
Title: Syncopation--Village.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 20Oct89         Effective date of registration: 23Jul90
Title on application: Syncopation.

VA-408-294
Title: The Orchard Inn--Exeter.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1986           Date of publication: 20Sep86        Effective date of registration: 23Jul90
Title on application: Orchard Inn.

VA-408-296
Title: Village pantry.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 20Oct88         Effective date of registration: 23Jul90

VA-408-297
Title: The Bird house--Village.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 1Mar89          Effective date of registration: 23Jul90
Title on application: The Bird house.

VA-408-298
Title: Bridalwood : fresh traditional prints--Exeter.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 20Apr88        Effective date of registration: 23Jul90

VA-408-299
Title: Blue Hill Manor--by Village.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 20Jul90          Effective date of registration: 23Jul90
Title on application: Blue Hill Manor, v. 1.

VA-408-300
Title: Portico / aGramercy.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 23Jul90
Author on application: F. Schumacher & Company, employer for hire.

VA-408-301
Title: Joie de vie / aGramercy.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 1Sep89           Effective date of registration: 23Jul90
Author on application: F. Schumacher & Company, employer for hire.

VA-408-303
Title: First class kitchen & bath : Village, Kohler Color Coordinates.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 28Jun90         Effective date of registration: 23Jul90

VA-408-304
Title: Skyview : Gramercy.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 1Sep89          Effective date of registration: 23Jul90

VA-408-305
Title: Portofino : Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 1Jun88           Effective date of registration: 23Jul90

VA-408-306
Title: Repertoire : Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 1Oct89           Effective date of registration: 23Jul90

VA-408-307
Title: Subtle reflections : Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 20Jan89         Effective date of registration: 23Jul90

VA-408-308
Title: Royal Ascot : Village.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 23Jul90

VA-410-235
Title: Village kitchen & bath : pretrimmed, stripable, washable, fabric backed vinyl.
Physical description of the deposit copy: wallcovering designs : 123 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 10Oct88         Effective date of registration: 23Jul90
Miscellaneous information: C.O. corres.

VA-421-350
Title: Bixby bouquet.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657780
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 17Sep90

VA-421-351
Title: Langdon House.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657740
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 17Sep90

VA-427-830
Title: Marco Island.
Physical description of the deposit copy: wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 20Jul89           Effective date of registration: 26Dec90

VA-428-941
Title: Library square.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 26Dec90

VA-428-944
Title: The Sussex wallpaper collection.
Physical description of the deposit copy: wallpaper & fabric designs : 1 v.
Notes describing the deposit copy: Additional title from copy: The Sussex collection.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Aug90         Effective date of registration: 26Dec90
Title on application: Sussex.

VA-429-491
Title: Moires, stripes & more.
Physical description of the deposit copy: wallcovering designs : 119 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Aug90         Effective date of registration: 26Dec90

VA-429-492
Title: Yesterday for today.
Physical description of the deposit copy: wallcovering designs : 115 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1988           Date of publication: 5Oct89           Effective date of registration: 26Dec90

VA-429-493
Title: Sybil Connolly's Irish garden.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 1Jun89           Effective date of registration: 26Dec90
Title on application: Irish garden.
Author on application: F. Schumacher & Company, employer for hire.

VA-429-494
Title: Personal attention.
Physical description of the deposit copy: wallcovering & fabric designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Date of publication: 1Aug90         Effective date of registration: 26Dec90

VA-436-562
Title: Decoupage.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657950
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-563
Title: Arcade.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657940
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-564
Title: Seven gables.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657930
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-565
Title: Hastings.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657920
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-566
Title: Highland Lodge.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657910
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-567
Title: Rose Cottage.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657900
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-568
Title: Remember when.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657890
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-569
Title: Rendezvous.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657881
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-570
Title: Gate house.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657865
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-436-571
Title: Maiden Lane.
Physical description of the deposit copy: fabric design.
Series title: Remembrance, the Victorian collection ; 657875
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jan91           Effective date of registration: 22Feb91

VA-441-094
Title: Piping rock / an authentic Waverly screen print.
Physical description of the deposit copy: fabric design.
Series title: Club classics collection ; 658070
Notes describing the deposit copy: Additional title from copy: Colonial.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Feb91           Effective date of registration: 19Mar91

VA-441-095
Title: Oakhill / an authentic Waverly screen print.
Physical description of the deposit copy: fabric design.
Series title: Club classics collection ; 658060
Notes describing the deposit copy: Additional title from copy: Colonial.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Feb91           Effective date of registration: 19Mar91

VA-441-096
Title: Augusta / an authentic Waverly screen print.
Physical description of the deposit copy: fabric design.
Series title: Club classics collection ; 658080
Notes describing the deposit copy: Additional title from copy: Colonial.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Feb91           Effective date of registration: 19Mar91

VA-441-098
Title: Pinehurst / an authentic Waverly screen print.
Physical description of the deposit copy: fabric design.
Series title: Club classics collection ; 658090
Notes describing the deposit copy: Additional title from copy: Colonial.
Claimant: Waverly Fabrics, division F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Feb91           Effective date of registration: 19Mar91

VA-441-099
Title: Firestone foulard / an authentic Waverly screen print.
Physical description of the deposit copy: fabric design.
Series title: Club classics collection ; 658110
Notes describing the deposit copy: Additional title from copy: Indigo.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Feb91           Effective date of registration: 19Mar91

VA-451-374
Title: Wayside.
Physical description of the deposit copy: fabric design.
Series title: Country inns & back roads ; 657650
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-375
Title: Wildwood.
Physical description of the deposit copy: fabric design.
Series title: Country inns & back roads ; 657630
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-376
Title: Damask rose.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657730
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-377
Title: Sturbridge stitchery.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657700
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-378
Title: Salem towne house.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657680
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-379
Title: Woodland toile.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657710
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-380
Title: Sally's posies.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657690
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-381
Title: Fiesta stripe.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657560
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-382
Title: The Orchard.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657760
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-383
Title: Country inn floral.
Physical description of the deposit copy: fabric design.
Series title: Country inns & back roads ; 657620
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-384
Title: Lucy.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657750
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-385
Title: Dottie.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657580
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-386
Title: Laguna plaid.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657600
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-387
Title: First impressions.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657550
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-388
Title: Flower box.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657540
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-389
Title: Fitch house stencil.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657670
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-390
Title: Parlour bouquet.
Physical description of the deposit copy: fabric design.
Series title: Country inns & back roads ; 657640
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-391
Title: Laura's garden.
Physical description of the deposit copy: fabric design.
Series title: Time & again ; 657770
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jul90            Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-392
Title: Laguna.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657590
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-393
Title: Country companion.
Physical description of the deposit copy: fabric design.
Series title: Country inns & back roads ; 657610
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Jun90           Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-451-394
Title: Windmere.
Physical description of the deposit copy: fabric design.
Series title: Duets ; 657570
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1May90         Effective date of registration: 29Aug90
Miscellaneous information: C.O. corres.

VA-452-694
Title: Metropolitan.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; no. 658160
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91          Effective date of registration: 26Apr91

VA-452-695
Title: Delmonico.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; no. 658180
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91          Effective date of registration: 26Apr91

VA-452-696
Title: Paramount.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; no. 658130
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91          Effective date of registration: 26Apr91

VA-452-697
Title: Barclay.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; no. 658150
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91          Effective date of registration: 26Apr91

VA-452-699
Title: Fairview.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; no. 658140
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91           Effective date of registration: 26Apr91

VA-452-700
Title: Elmwood.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; no. 658120
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91          Effective date of registration: 26Apr91

VA-452-701
Title: Roseland.
Physical description of the deposit copy: fabric design.
Series title: Promenade collection, designer series ; style no. 658170
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1990           Date of publication: 1Feb91          Effective date of registration: 26Apr91

VA-469-953
Title: Patio.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 5Feb91          Effective date of registration: 5Sep91

VA-469-954
Title: Epoca.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jun91           Effective date of registration: 5Sep91

VA-469-955
Title: Bergamo.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Feb91          Effective date of registration: 5Sep91

VA-469-956
Title: Provencale.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 5Sep91

VA-469-957
Title: Karl Lagerfeld, Paris.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1May91         Effective date of registration: 5Sep91

VA-469-958
Title: Drawing room.
Physical description of the deposit copy: wallcovering designs : 117 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 5Jan91           Effective date of registration: 5Sep91

VA-469-959
Title: Sonatta.
Physical description of the deposit copy: wallcovering designs : 134 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jun91           Effective date of registration: 5Sep91

VA-469-960
Title: Nobility.
Physical description of the deposit copy: wallcovering designs : 107 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 15Jan91         Effective date of registration: 5Sep91

VA-469-961
Title: Beautiful places / by Sybil  Connolly.
Physical description of the deposit copy: wallcovering designs : 129 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jun91           Effective date of registration: 5Sep91
Author on application: F. Schumacher & Company, employer for hire.

VA-469-962
Title: Today's bed and bath : v. 2.
Physical description of the deposit copy: wallcovering designs : 129 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jun91           Effective date of registration: 5Sep91

VA-469-963
Title: Vanderbilt estates.
Physical description of the deposit copy: wallcovering designs : 119 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 5Sep91

VA-470-856
Title: State fair.
Physical description of the deposit copy: fabric design.
Series title: Waverly baby.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1May91         Effective date of registration: 18Sep91

VA-471-083
Title: Free fall.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-471-084
Title: Teton.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-471-085
Title: Yosemite.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-471-086
Title: Tundra.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-471-087
Title: Crossroads.
Physical description of the deposit copy: fabric design.
Series title: New traditions III
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-471-127
Title: Flower show.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-128
Title: Royal oak.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-129
Title: Forever.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-130
Title: Oakview.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-131
Title: Flora stripe.
Physical description of the deposit copy: fabric design.
Series title: Ivy Lane collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-132
Title: So big.
Physical description of the deposit copy: fabric design.
Series title: Waverly baby
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1May91         Effective date of registration: 18Sep91

VA-471-133
Title: Playland toile.
Physical description of the deposit copy: fabric design.
Series title: Waverly baby
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1May91         Effective date of registration: 18Sep91

VA-471-134
Title: Bows jolie.
Physical description of the deposit copy: fabric design.
Series title: Ivy Lane collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-135
Title: Carnations.
Physical description of the deposit copy: fabric design.
Series title: Ivy Lane collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-471-136
Title: Cottage ivy.
Physical description of the deposit copy: fabric design.
Series title: Ivy Lane collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 18Sep91

VA-472-290
Title: Gale Lane.
Physical description of the deposit copy: fabric design.
Series title: New traditions ; 3
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-472-291
Title: New garden.
Physical description of the deposit copy: fabric design.
Series title: New traditions ; 3
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-472-292
Title: Longwood Garden.
Physical description of the deposit copy: fabric design.
Series title: New traditions ; 3
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 20Sep91

VA-473-216
Title: Camelot.
Physical description of the deposit copy: fabric design.
Series title: Past and present collection)  (Waverly designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 30Sep91

VA-473-217
Title: Sherbrook.
Physical description of the deposit copy: fabric design.
Series title: Past and present collection)  (Waverly designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 30Sep91

VA-473-218
Title: Adelaide.
Physical description of the deposit copy: fabric design.
Series title: Past and present collection)  (Waverly designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 30Sep91

VA-473-219
Title: Sutton Square.
Physical description of the deposit copy: fabric design.
Series title: Past and present collection)  (Waverly designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 30Sep91

VA-473-220
Title: Bristol Lane.
Physical description of the deposit copy: fabric design.
Series title: Past and present collection)  (Waverly designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 30Sep91

VA-473-221
Title: Andrea.
Physical description of the deposit copy: fabric design.
Series title: Past and present collection)  (Waverly designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 30Sep91

VA-473-223
Title: Yellow stone.
Physical description of the deposit copy: fabric design.
Series title: [Back country] ; style no. 658270
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 1Oct91

VA-473-775
Title: Itsy bitsy.
Physical description of the deposit copy: fabric design.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1May91         Effective date of registration: 18Sep91

VA-477-181
Title: Clear Creek.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 1Nov91

VA-477-183
Title: Wilderness.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 1Nov91

VA-477-184
Title: Big sky.
Physical description of the deposit copy: fabric design.
Series title: Back country
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Aug91         Effective date of registration: 1Nov91

VA-477-934
Title: The Natural choice : teflon coated wallcoverings for the entire home.
Physical description of the deposit copy: wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1989           Date of publication: 20Apr89        Effective date of registration: 26Dec90
Miscellaneous information: C.O. corres.

VA-481-207
Title: Polka.
Physical description of the deposit copy: fabric design.
Series title: Ivy lane collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Jul91            Effective date of registration: 16Oct91

VA-532-190
Title: Showtime.
Physical description of the deposit copy: fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-533-273
Title: Summer house.
Physical description of the deposit copy: Print on fabric.
Series title: In bloom collection
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-533-460
Title: Pretty pansies.
Physical description of the deposit copy: Fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jun92           Effective date of registration: 10Nov92

VA-533-461
Title: Lattice.
Physical description of the deposit copy: Fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jun92           Effective date of registration: 10Nov92

VA-533-462
Title: Graceland.
Physical description of the deposit copy: Fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jun92           Effective date of registration: 10Nov92

VA-533-463
Title: Seniorita <[sic]>
Physical description of the deposit copy: Fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 15Jun92         Effective date of registration: 10Nov92

VA-533-614
Title: Belinda.
Physical description of the deposit copy: Print on fabric.
Series title: Four seasons in bloom collection
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-533-615
Title: Noelle.
Physical description of the deposit copy: Print on fabric.
Series title: Four seasons collection
Claimant: F.    Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-533-619
Title: Home coming.
Physical description of the deposit copy: Print on fabric.
Series title: Four seasons collections
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92
Title on application: Homecoming.

VA-533-633
Title: Spring fever.
Physical description of the deposit copy: fabric design.
Series title: Four seasons collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-533-637
Title: Into the woods.
Physical description of the deposit copy: fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jun92           Effective date of registration: 10Nov92

VA-533-727
Title: Kate.
Physical description of the deposit copy: fabric design.
Series title: In bloom collection
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Jun92           Effective date of registration: 10Nov92

VA-533-807
Title: Harvest.
Physical description of the deposit copy: Print on fabric.
Series title: [Four seasons collection]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-533-808
Title: Bloomsbury.
Physical description of the deposit copy: Print on fabric.
Series title: In bloom collection
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Jul92            Effective date of registration: 10Nov92

VA-542-409
Title: Village concepts.
Physical description of the deposit copy: wallcovering designs : 111 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Date of publication: 1Jun91           Effective date of registration: 14Jan93

VA-542-410
Title: Imperial rose.
Physical description of the deposit copy: wallcovering designs & fabric designs : 117 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 1Feb92           Effective date of registration: 14Jan93

VA-542-411
Title: The Sunny look for kitchens and baths.
Physical description of the deposit copy: wallcovering designs & fabric designs : 90 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 1Mar92          Effective date of registration: 14Jan93
Title on application: The Sunny look.

VA-542-412
Title: Floral Renaissance.
Physical description of the deposit copy: wallcovering designs & fabric designs : 114 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 15Feb92        Effective date of registration: 14Jan93

VA-542-413
Title: Greenwood Manor.
Physical description of the deposit copy: wallcovering designs & fabric designs : 121 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 15Jul92          Effective date of registration: 14Jan93

VA-542-414
Title: California country.
Physical description of the deposit copy: wallcovering designs & fabric designs : 125 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 25Sep92        Effective date of registration: 14Jan93

VA-542-415
Title: Home again.
Physical description of the deposit copy: wallcovering designs & fabric designs : 119 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 15Oct92         Effective date of registration: 14Jan93

VA-542-419
Title: Village mini prints II.
Physical description of the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 25Mar92        Effective date of registration: 14Jan93

VA-542-420
Title: Village pantry II.
Physical description of the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 1Mar92          Effective date of registration: 14Jan93

VA-542-421
Title: Best of border.
Physical description of the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 1Aug92         Effective date of registration: 14Jan93
Limitation on claim; New matter: new compilation of preexisting artwork.

VA-542-423
Title: Prints of Provence.
Physical description of the deposit copy: wallcovering designs & fabric designs : 118 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 1Oct92           Effective date of registration: 14Jan93

VA-542-424
Title: The Complete look.
Physical description of the deposit copy: wallcovering designs & fabric designs : 115 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Date of publication: 15Sep92        Effective date of registration: 14Jan93

VA-542-425
Title: Village classics.
Physical description of the deposit copy: wallcovering designs & fabric designs : 132 p.
Claimant: F.   Schumacher  and Company
Date of creation: 1992           Date of publication: 15Jan92         Effective date of registration: 14Jan93

VA-542-426
Title: NFL.
Physical description of the deposit copy: wallcovering designs & fabric designs : 109 p.
Claimant: F.   Schumacher  and Company
Date of creation: 1992           Date of publication: 15Sep92        Effective date of registration: 14Jan93
Title on application: National Football League.
Information on previous related works: Appl. identifies some artwork as preexisting material.
Limitation on claim; New matter: "additional artwork."

VA-546-187
Title: [Circular design]
Physical description of the deposit copy: wallcovering design.
Notes describing the deposit copy: Title from appl.
Claimant: FSC Wallcoverings, division of F. Schumacher & Company
Date of creation: 1988           Date of publication: 15Jan89         Effective date of registration: 13Nov92
Author on application: Moving, N.V. (company), employer for hire.
Miscellaneous information: C.O. corres.

VA-553-149
Title: Sea coral.
Physical description of the deposit copy: Print on fabric.
Series title: Point of view collection ; 659320
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 17Mar93

VA-553-150
Title: Brittany.
Physical description of the deposit copy: Print on fabric.
Series title: Point of view collection ; 659450
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 17Mar93

VA-553-151
Title: Windswept.
Physical description of the deposit copy: Print on fabric.
Series title: Point of view collection ; 659630
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 17Mar93

VA-553-152
Title: Shady lane.
Physical description of the deposit copy: Print on fabric.
Series title: Point of view collection ; 659330
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 17Mar93

VA-554-010
Title: Brigitte.
Physical description of the deposit copy: fabric design.
Series title: Point of view collection ; 659440
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 5Mar93

VA-554-011
Title: Westerly.
Physical description of the deposit copy: fabric design.
Series title: Point of view collection ; 659640
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 5Mar93

VA-554-012
Title: Tricia.
Physical description of the deposit copy: fabric design.
Series title: Point of view collection ; 659530
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 5Mar93

VA-554-013
Title: Tobago.
Physical description of the deposit copy: fabric design.
Series title: Point of view collection ; 659540
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 10Feb93           Effective date of registration: 5Mar93

VA-567-483
Title: Montaigne floral tapestry.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection ; item no. 167070]
Notes describing the deposit copy: Add. ti.: The Historic Natchez collection.
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Information on previous related works: Preexisting material: 20th century woven tapestry design.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-567-484
Title: Merida.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection] ; item no. 167010
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93

VA-567-485
Title: Manor house floral.
Physical description of the deposit copy: Print on fabric.
Series title: [International prints spring 1993 collection] ; item no. 167300
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Information on previous related works: Preexisting material: antique textile fragment from Schumacher archives.
Limitation on claim; New matter: adaptation of design and additional artwork.

VA-567-486
Title: Shield's town house vine.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection ; item no. 167091]
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Limitation on claim; New matter: adaptation of preexisting design and additional artwork.

VA-567-487
Title: [Leaf arabesque]
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection] ; item no. 167180
Notes describing the deposit copy: Title from appl.
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Limitation on claim; New matter: adaptation of preexisting design & additional artwork.

VA-567-488
Title: Parrot tulips.
Physical description of the deposit copy: Print on fabric.
Series title: [Garden view spring 1993 collection] ; style no. 167190
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Information on previous related works: Preexisting material: 19th century French textile from Schumacher's archives.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-567-489
Title: Sedano.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection] ; item no. 167040
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Limitation on claim; New matter: adaptation of preexisting design & additional artwork.

VA-567-490
Title: McKittrick shaded stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection] ; item no. 167080
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Limitation on claim; New matter: adaptation of preexisting design & additional artwork.

VA-567-491
Title: Delphiniums.
Physical description of the deposit copy: Print on fabric.
Series title: [Garden view spring 1992 collection] ; style no. 167210
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93

VA-567-492
Title: [Leuven]
Physical description of the deposit copy: Print on fabric.
Series title: [Brittany isle spring 1993 collection] ; item no. 166950
Notes describing the deposit copy: Title from appl.
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Information on previous related works: Preexisting material: 19th century French textile.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-567-493
Title: Tamiami.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection] ; item no. 167160
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Limitation on claim; New matter: adaptation of preexisting design & additional artwork.

VA-567-494
Title: Wisteria vine.
Physical description of the deposit copy: Print on fabric.
Series title: [International prints spring 1993 collection] ; item no. 166910
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93
Information on previous related works: Preexisting material: 19th century French textile.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-567-495
Title: Sevillana stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume I spring 1993 collection] ; style no. 167031
Claimant: F.   Schumacher  & Company.  Schumacher
Date of creation: 1992           Date of publication: 1May92           Effective date of registration: 19May93

VA-569-485
Title: Pin ups.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659500
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93             Effective date of registration: 15Apr93

VA-569-486
Title: Belle haven.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659414
Notes describing the deposit copy: 659410 appears on appl.
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93             Effective date of registration: 15Apr93

VA-569-487
Title: Litchfield.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659492
Notes describing the deposit copy: 659490 appears on appl.
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-569-488
Title: Country lilacs.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659723
Notes describing the deposit copy: 659720 appears on appl.
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-569-489
Title: Farmington.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659552
Notes describing the deposit copy: 659550 appears on appl.
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-569-490
Title: Fraser.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659560
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-569-491
Title: Print shoppe no. 2 fruit.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659731
Notes describing the deposit copy: 659730 appears on appl.
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-569-492
Title: Bettina.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659424
Notes describing the deposit copy: 659420 appears on appl.
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-571-083
Title: Country life.Physical description of the deposit copy: fabric design.
Series title: Country weekend collection ; 659436
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-571-084
Title: Stonington.
Physical description of the deposit copy: fabric design.
Series title: Country weekend collection ; 659430
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-571-085
Title: Botany.
Physical description of the deposit copy: fabric design.
Series title: Country weekend collection ; 659480
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 5Jan93           Effective date of registration: 15Apr93

VA-571-649
Title: Harrod.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659750
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-650
Title: Highgate.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659770
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-651
Title: Hillsdale.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659760
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-652
Title: Sunwich.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659390
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-653
Title: Eastwind.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659370
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93         Effective date of registration: 15Apr93

VA-571-654                            Title: Settler's trail.Physical description of the deposit copy: Print on fabric.Series title: Homework collection ; 659380Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-655
Title: Stanhope.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659360
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-656
Title: Covewood.
Physical description of the deposit copy: Print on fabric.
Series title: Homework collection ; 659350
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 10Feb93        Effective date of registration: 15Apr93

VA-571-962
Title: Valkyrie flamesti[t]ch.
Physical description of the deposit copy: Textile.
Series title: [Design & color, fall 1992 collection ; 25881]
Claimant: Schumacher, a division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Sep92          Effective date of registration: 13May93

VA-572-101
Title: Print shoppe no. 1.
Physical description of the deposit copy: Print on fabric.
Series title: Country weekend collection ; 659740
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 1992           Date of publication: 1Mar93          Effective date of registration: 15Apr93
Miscellaneous information: C.O. corres.

VA-580-303
Title: Glencoe.
Physical description of the deposit copy: Print on fabric.
Series title: [Bermuda collection ; 659950]
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-304
Title: Garden Trail.
Physical description of the deposit copy: Print on fabric.
Series title: [Bermuda collection ; 659900]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-305
Title: Glory be.
Physical description of the deposit copy: Print on fabric.
Series title: Bermuda collection ; [659910]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-306
Title: Primrose.
Physical description of the deposit copy: Print on fabric.
Series title: [Bermuda collection ; 659870]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-307                            Title: Swizzle.
Physical description of the deposit copy: Print on fabric.
Series title: [Bermuda collection ; 659890]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-308
Title: Bermudaful.
Physical description of the deposit copy: Print on fabric.
Series title: [Bermuda collection ; 659880]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-309
Title: Print shoppe : no. 4 flowers.
Physical description of the deposit copy: Print on fabric.
Series title: [Bermuda collection ; 659860]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-580-310
Title: Horizons.
Physical description of the deposit copy: Print on fabric.
Series title: Bermuda collection ; 659930
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 27Jul93

VA-583-308
Title: Bermuda fancy.
Physical description of the deposit copy: Print on fabric.
Series title: Bermuda collection ; [659970]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 30Jul93          Effective date of registration: 3Aug93

VA-583-309
Title: Colony fret.
Physical description of the deposit copy: Print on fabric.
Series title: Bermuda collection ; [659980]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 30Jul93          Effective date of registration: 3Aug93

VA-583-312
Title: Somersault.
Physical description of the deposit copy: Print on fabric.
Series title: Bermuda collection ; [659960]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 30Jul93          Effective date of registration: 3Aug93

VA-586-082
Title: Serenade.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire collection ; [no. 660040]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 31Aug93

VA-586-083
Title: Fortuna.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire collection ; [no. 660030]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 31Aug93

VA-586-084
Title: Allegro.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire collection ; [no. 660060]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 31Aug93

VA-586-085
Title: Portico.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire collection ; [no. 660070]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 31Aug93

VA-592-298
Title: Arabesque.
Physical description of the deposit copy: fabric design.
Series title: Solitaire ; 660010
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 27Sep93

VA-592-299
Title: Rondeau.
Physical description of the deposit copy: fabric design.
Series title: Solitaire ; 660090
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 27Sep93

VA-594-930
Title: Perennial prints.
Physical description of the deposit copy: wallcovering designs : 118 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Date of publication: 31Jan93         Effective date of registration: 26Jul93

VA-594-931
Title: Veranda
Physical description of the deposit copy: wallcovering designs : 141 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Date of publication: 15Apr93        Effective date of registration: 26Jul93

VA-594-932
Title: Simply contemporary.
Physical description of the deposit copy: Wallcovering & fabric designs : 129 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Date of publication: 30Jun93         Effective date of registration: 26Jul93

VA-594-933
Title: The kitchen and bath book.
Physical description of the deposit copy: Wallcovering & fabric designs : 111 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Date of publication: 21May93       Effective date of registration: 26Jul93

VA-594-934
Title: Transitional viewpoints.
Physical description of the deposit copy: Wallcovering & fabric designs : 108 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Date of publication: 30Apr93        Effective date of registration: 26Jul93

VA-594-935
Title: Gathering place.
Physical description of the deposit copy: Wallcovering & fabric designs : 97 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Date of publication: 15Jul93          Effective date of registration: 26Jul93

VA-595-410
Title: Newstead.
Physical description of the deposit copy: Print on fabric.
Series title: Bermuda collection ; [660150]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 29Sep93

VA-603-830
Title: Cottage walk.
Physical description of the deposit copy: Print on fabric.
Series title: Cottage ; 660110
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1991           Date of publication: 1Apr91          Effective date of registration: 15Sep93

VA-603-831
Title: Millbrook stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Cottage ; 660140
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Oct93           Effective date of registration: 5Oct93

VA-605-691
Title: Madrigal.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire ; 659990
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 14Sep93

VA-605-692
Title: Minuet.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire ; 660000
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 14Sep93

VA-605-693
Title: Prelude.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire ; 660080
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 14Sep93

VA-605-694
Title: Pandora.
Physical description of the deposit copy: Print on fabric.
Series title: Solitaire ; 660050
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Sep93          Effective date of registration: 14Sep93

VA-605-898
Title: Kuba cloth : [no. 57563]
Physical description of the deposit copy: Textile.
Claimant: Schumacher, a division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Jul93            Effective date of registration: 23Nov93
Information on previous related works: Preexisting material: 20th century textile.
Limitation on claim; New matter: adaptation of design.

VA-605-899
Title: [Tourlaine] : no. 57437.
Physical description of the deposit copy: Textile.
Notes describing the deposit copy: Title from appl.
Claimant: Schumacher, a division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 1Jul93            Effective date of registration: 23Nov93
Information on previous related works: Preexisting material: 18th century textile.
Limitation on claim; New matter: adaptation of design.

VA-608-459
Title: Print shoppe no. 5 shells.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 7Oct93           Effective date of registration: 8Nov93
Title on application: No. 5 shells--print shoppe.

VA-611-329
Title: Oakley.
Physical description of the deposit copy: Print on fabric.
Series title: [Designer series coordinates ; 661140]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Dec94        Effective date of registration: 19Jan95

VA-611-330
Title: Fulham.
Physical description of the deposit copy: Print on fabric.
Series title: [Designer series coordinates ; 661130]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Dec94        Effective date of registration: 19Jan95

VA-611-331
Title: Carlyle.
Physical description of the deposit copy: Print on fabric.
Series title: [Designer series coordinates ; 661150]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Dec94        Effective date of registration: 19Jan95

VA-616-984
Title: Millfield.
Physical description of the deposit copy: Print on fabric.
Series title: Cottage collection ; [660100]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 10Oct93         Effective date of registration: 7Oct93
Miscellaneous information: C.O. corres.

VA-616-985
Title: Patched.
Physical description of the deposit copy: Print on fabric.
Series title: Cottage collection ; [660120]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 10Oct93         Effective date of registration: 7Oct93
Miscellaneous information: C.O. corres.

VA-616-986
Title: Millbrook.
Physical description of the deposit copy: Print on fabric.
Series title: Cottage collection ; [660130]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 10Oct93         Effective date of registration: 7Oct93
Miscellaneous information: C.O. corres.

VA-618-386
Title: Sarasota.
Physical description of the deposit copy: Print on fabric.
Series title: [Sun country collection ; 660270]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Oct93         Effective date of registration: 3Dec93

VA-618-387
Title: Carabelle.
Physical description of the deposit copy: Print on fabric.
Series title: [Sun country collection ; 660250]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Oct93         Effective date of registration: 3Dec93

VA-618-388
Title: Seaside.
Physical description of the deposit copy: Print on fabric.
Series title: [Sun country collection ; 660260]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Oct93         Effective date of registration: 3Dec93

VA-622-877
Title: Charade.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660460]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94        Effective date of registration: 18Feb94

VA-622-878
Title: Rosewood.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660450]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94        Effective date of registration: 18Feb94

VA-622-879
Title: Chesapeake.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660440]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94        Effective date of registration: 18Feb94

VA-622-880
Title: Folly.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660420]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 18Feb94

VA-622-881
Title: Fanciful.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660410]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 18Feb94

VA-622-882
Title: Fragrance.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660430]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 18Feb94

VA-622-883
Title: Fair Isle stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660490]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 18Feb94

VA-622-884
Title: Tiffany.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660480]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 18Feb94

VA-622-885
Title: [Newberry stripe]
Physical description of the deposit copy: Print on fabric.
Series title: Classica ; [660470]
Notes describing the deposit copy: Title from appl.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 18Feb94

VA-623-129
Title: Echo.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660510]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 3Mar94

VA-623-130
Title: [Enchantment]
Physical description of the deposit copy: Print on fabric.
Series title: Classica ; [660500]
Notes describing the deposit copy: Title from appl.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 3Mar94

VA-623-131
Title: Veranda.
Physical description of the deposit copy: Print on fabric.
Series title: [Classica ; 660520]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Feb94           Effective date of registration: 3Mar94

VA-630-769
Title: Hampshire.
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour ; 660600
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-630-770
Title: Charlotte.
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour ; 660620
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-630-771
Title: Strawberry fair.
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour ; 660610
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-630-774
Title: Hatfield.
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour ; 660590
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-630-775
Title: Geranium.
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour ; 660630
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-632-016
Title: Maypole moire.
Physical description of the deposit copy: Print on fabric.
Series title: [Garden tour ; 660580]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-632-017
Title: [Maypole stripe]
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour collection ; [660570]
Notes describing the deposit copy: Title from appl.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-632-018
Title: Colette.
Physical description of the deposit copy: Print on fabric.
Series title: [Garden tour ; 660560]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-632-019
Title: Cotswold cottage.
Physical description of the deposit copy: Print on fabric.
Series title: [Garden tour ; 660550]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-632-020
Title: Juliet.
Physical description of the deposit copy: Print on fabric.
Series title: Garden tour collection ; 660540]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Mar94

VA-634-250
Title: Blue delft.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660340]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-634-251
Title: Julianna stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660290]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-634-252
Title: Tulip time.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660310]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-634-253
Title: Dutch treat.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660330]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-634-254
Title: Julianna.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660300]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-634-255
Title: Festival.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660280]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-634-256
Title: Windmill.
Physical description of the deposit copy: Print on fabric.
Series title: [Going Dutch ; 660320]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 1Apr94

VA-636-086
Title: Pleasant Valley.
Physical description of the deposit copy: Print on fabric.
Series title: Special places collection ; [658790]
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 15Mar92           Effective date of registration: 2Jun94

VA-640-418
Title: Blandford.
Physical description of the deposit copy: Print on fabric.
Series title: Mayfair collection ; [661070]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Oct94              Effective date of registration: 14Nov94

VA-645-375
Title: Lugano.
Physical description of the deposit copy: Print on fabric.
Series title: [Treasures ; 660780]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Jul94               Effective date of registration: 20Jul94

VA-645-376
Title: Trieste.
Physical description of the deposit copy: Print on fabric.
Series title: [Treasures ; 660770]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Jul94               Effective date of registration: 20Jul94

VA-645-377
Title: Sienna.
Physical description of the deposit copy: Print on fabric.
Series title: [Treasures ; 660790]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Jul94               Effective date of registration: 20Jul94

VA-645-378
Title: Perugia.
Physical description of the deposit copy: Print on fabric.
Series title: [Treasures ; 660760]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Jul94               Effective date of registration: 20Jul94

VA-645-382
Title: Classic floral : no. [660740]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 30Jun94           Effective date of registration: 5Jul94

VA-645-383
Title: Floral scent : no. [660750]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 30Jun94           Effective date of registration: 5Jul94

VA-645-384
Title: Somerville.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Jun94           Effective date of registration: 5Jul94
Title on application: Glosheen fancies, 660720.

VA-645-385
Title: Southwood.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Jun94           Effective date of registration: 5Jul94
Title on application: Glosheen fancies, 660710.

VA-645-386
Title: Stockton.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Jun94           Effective date of registration: 5Jul94
Title on application: Glosheen fancies, 660730.

VA-652-813
Title: English rose.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Matchpoint, the Wimbledon collection, 660840.

VA-652-814
Title: Mortimer.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660930.

VA-652-815
Title: Melissa.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660940.

VA-652-816
Title: Lambert stripe.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660910.

VA-652-817
Title: Samantha.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660890.

VA-652-818
Title: Arlington.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660920.

VA-652-819
Title: Sarah.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660900.

VA-652-820
Title: Vanessa.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 24Aug94
Title on application: Mario Buatta, 660880.

VA-654-294
Title: Buckingham.
Physical description of the deposit copy: Print on fabric.
Series title: [Matchpoint, the Wimbledon collection ; 660800]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 22Aug93

VA-654-295
Title: Center court.
Physical description of the deposit copy: Print on fabric.
Series title: [Matchpoint, the Wimbledon collection ; 660810]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 22Aug93

VA-654-296
Title: Wickerwork.
Physical description of the deposit copy: Print on fabric.
Series title: "Matchpoint" the Wimbledon collection ; [660870]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94           Effective date of registration: 22Aug93

VA-654-297
Title: Matchpoint.
Physical description of the deposit copy: Print on fabric.
Series title: [Matchpoint, the Wimbledon collection ; 660820]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94         Effective date of registration: 22Aug93

VA-654-298
Title: Tennis anyone.
Physical description of the deposit copy: Print on fabric.
Series title: "Matchpoint" the Wimbledon collection ; [660860]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94         Effective date of registration: 22Aug93

VA-654-299
Title: Lady Jane.
Physical description of the deposit copy: Print on fabric.
Series title: The Wimbledon collection ; [660850]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94         Effective date of registration: 22Aug93

VA-654-300
Title: Ladies day.
Physical description of the deposit copy: Print on fabric.
Series title: The Wimbledon collection ; [660830]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Aug94         Effective date of registration: 22Aug93

VA-663-877
Title: Raffles.
Physical description of the deposit copy: Print on fabric.
Series title: Treasures ; 660990
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Sep94           Effective date of registration: 21Sep94

VA-663-878
Title: Roulette.
Physical description of the deposit copy: Print on fabric.
Series title: Treasures ; 660980
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Sep94           Effective date of registration: 21Sep94

VA-663-882
Title: Shimmer.
Physical description of the deposit copy: Print on fabric.
Series title: Treasures ; 660950
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Sep94           Effective date of registration: 21Sep94

VA-663-901
Title: Sparkle.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics Division
Date of creation: 1994           Date of publication: 1Sep94           Effective date of registration: 21Sep94
Title on application: Treasures.
Author on application: Waverly Fabrics Division of  F. Schumacher & Company, employer for hire.

VA-665-063
Title: Finale.
Physical description of the deposit copy: Print on fabric.
Series title: Treasures collection ; [660960]
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Sep94           Effective date of registration: 28Sep94
Miscellaneous information: C.O. corres.

VA-665-064
Title: Contessa : [no. 661000]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Sep94           Effective date of registration: 28Sep94
Title on application: Treasures.
Miscellaneous information: C.O. corres.

VA-665-065
Title: Wild berries : [no. 661020]
Physical description of the deposit copy: Print on fabric.
Series title: The print shoppe collection ; no. 7
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Sep94           Effective date of registration: 28Sep94
Miscellaneous information: C.O. corres.

VA-665-066
Title: Old roses : [no. 661010]
Physical description of the deposit copy: Print on fabric.
Series title: Print shoppe ; no. 6
Claimant: Waverly Fabrics Division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Sep94           Effective date of registration: 28Sep94
Miscellaneous information: C.O. corres.

VA-673-554
Title: Lansdown.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; no. 660200.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-555
Title: Maidenhead.
Physical description of the deposit copy: Print on fabric.
Series title: High tea collection ; no. 659270.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Sep92             Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-556
Title: Rosetti.
Physical description of the deposit copy: Print on fabric.
Series title: Folio collection ; no. 660640.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-557
Title: Dunsford.
Physical description of the deposit copy: Print on fabric.
Series title: High tea collection ; no. 659280.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Sep92             Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-558
Title: Castlemere.
Physical description of the deposit copy: Print on fabric.
Series title: High tea collection ; no. 659300.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Sep92             Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-559
Title: Hidcote.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; no. 660210.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-560                           Title: Dante.Physical description of the deposit copy: Print on fabric.
Series title: Folio collection ; no. 660670.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-561
Title: Porchester.
Physical description of the deposit copy: Print on fabric.
Series title: Folio collection ; no. 660650.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-562
Title: Rose arbour.
Physical description of the deposit copy: Print on fabric.
Series title: Folio collection ; no. 660680.  Waverly Designer series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-563
Title: Kingsmead.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; no. 660190.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-564
Title: Oakleigh.
Physical description of the deposit copy: Print on fabric.
Series title: High tea collection ; no. 659290.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1992           Date of publication: 1Sep92             Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-673-565
Title: Reynolds.
Physical description of the deposit copy: Print on fabric.
Series title: Folio collection ; no. 660690.  Waverly Designer Series
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94        Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-676-951
Title: Hanover.
Physical description of the deposit copy: Print on fabric.
Series title: Mayfair collection ; [661080]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1994           Date of publication: 1Oct94           Effective date of registration: 14Nov94

VA-676-955
Title: Vanity fair.
Physical description of the deposit copy: Print on fabric.
Series title: Mayfair collection ; [661060]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1994           Date of publication: 1Oct94           Effective date of registration: 14Nov94

VA-676-956
Title: Clarmont stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Mayfair collection ; [661030]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1994           Date of publication: 1Oct94           Effective date of registration: 14Nov94

VA-676-957
Title: Park Lane.
Physical description of the deposit copy: Print on fabric.
Series title: Mayfair collection ; [661050]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1994           Date of publication: 1Oct94           Effective date of registration: 14Nov94
VA-676-958
Title: St. James.
Physical description of the deposit copy: Print on fabric.
Series title: Mayfair collection ; [661040]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1994           Date of publication: 1Oct94           Effective date of registration: 14Nov94

VA-682-522
Title: San Marco.
Physical description of the deposit copy: Print on fabric.
Series title: The Glosheen fancies collection.  [Tuscany ; 661090]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jan95           Effective date of registration: 22Feb95

VA-682-523
Title: Mezzaluna.
Physical description of the deposit copy: Print on fabric.
Series title: The Glosheen fancies collection.  [Tuscany ; 661120]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jan95           Effective date of registration: 22Feb95

VA-682-524
Title: Nicola.
Physical description of the deposit copy: Print on fabric.
Series title: The Glosheen fancies collection.  [Tuscany ; 661100]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jan95           Effective date of registration: 22Feb95

VA-682-525
Title: Sheldon.
Physical description of the deposit copy: Print on fabric.
Series title: The Glosheen fancies ; [660700]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 1Jun94           Effective date of registration: 22Feb95

VA-682-526
Title: Spice Island.
Physical description of the deposit copy: Print on fabric.
Series title: Tradewinds collection ; [661320]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95           Effective date of registration: 22Feb95

VA-682-527
Title: Mandalay.
Physical description of the deposit copy: Print on fabric.
Series title: Tradewinds collection ; [661280]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95           Effective date of registration: 22Feb95

VA-682-528
Title: Casanova.
Physical description of the deposit copy: Print on fabric.
Series title: The Glosheen fancies collection.  [Tuscany ; 661110]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jan95           Effective date of registration: 22Feb95
Title on application: Casa Nova.

VA-682-529
Title: East Indies.
Physical description of the deposit copy: Print on fabric.
Series title: Tradewinds collection ; [661300]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95           Effective date of registration: 22Feb95

VA-682-530
Title: Bazaar.
Physical description of the deposit copy: Print on fabric.
Series title: Tradewinds collection ; [661310]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95           Effective date of registration: 22Feb95

VA-682-531
Title: Tea house.
Physical description of the deposit copy: Print on fabric.
Series title: Tradewinds collection ; [661290]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95           Effective date of registration: 22Feb95

VA-682-532
Title: Ming.
Physical description of the deposit copy: Print on fabric.
Series title: Tradewinds collection ; [661330]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95             Effective date of registration: 22Feb95

VA-686-753
Title: Portobello.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659840]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-754
Title: Cavendish.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; [660160]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-755
Title: Cranford.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659820]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-756
Title: Brampton.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659790]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-757
Title: Ripplevale.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; [660170]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-758
Title: Woodside.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; [660180]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-759
Title: Georgina.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659780]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-760
Title: Brentwood.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659810]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-761
Title: Langham.
Physical description of the deposit copy: Print on fabric.
Series title: High tea collection ; [659250]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1992           Date of publication: 1Sep92           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-762
Title: Briarcliff.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659800]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-763
Title: Ashgate.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; [660230]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-686-764
Title: Sissinghurst.
Physical description of the deposit copy: Print on fabric.
Series title: Country house collection ; [660220]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 15Sep93           Effective date of registration: 18Oct94
Miscellaneous information: C.O. corres.

VA-687-204
Title: Markham.
Physical description of the deposit copy: Print on fabric.
Series title: Chelsea collection ; [661480]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Mar95           Effective date of registration: 11Apr95

VA-690-797
Title: Club house.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661230
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-798
Title: Cafe stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661270
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-799
Title: Tree house.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661250
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-800
Title: Lakeside.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661240
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-801
Title: China shop.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661210
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-802
Title: Country lane.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661260
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-803
Title: Picnic plaid.
Physical description of the deposit copy: Print on fabric.
Series title: Good times collection ; no. 661220
Claimant: Waverly Fabrics
Date of creation: 1994           Date of publication: 15Dec94           Effective date of registration: 25Jan95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-690-930
Title: [No. 8 ducks]
Physical description of the deposit copy: Print on fabric.
Series title: [Print shope ; 661340]
Notes describing the deposit copy: Title from appl.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Feb95           Effective date of registration: 14Mar95

VA-690-933
Title: Domani.
Physical description of the deposit copy: Print on fabric.
Series title: Tuscany collection ; [661410]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Mar95           Effective date of registration: 14Mar95

VA-691-747
Title: Bravo.
Physical description of the deposit copy: Print on fabric.
Series title: Tuscany collection ; [661390]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Mar95           Effective date of registration: 14Mar95

VA-691-749
Title: Alto.
Physical description of the deposit copy: Print on fabric.
Series title: Tuscany collection ; [661400]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Mar95           Effective date of registration: 14Mar95

VA-692-342
Title: Piccolo stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Tuscany collection ; [661420]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Mar95           Effective date of registration: 14Mar95

VA-693-045
Title: Easy pickin'.
Physical description of the deposit copy: Print on fabric.
Series title: Countryside collection ; [661490]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Mar95           Effective date of registration: 24Mar95

VA-693-046
Title: Market place.
Physical description of the deposit copy: Print on fabric.
Series title: Countryside collection ; [661380]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Mar95           Effective date of registration: 24Mar95

VA-693-071
Title: Wellington.
Physical description of the deposit copy: Print on fabric.
Series title: Chelsea collection ; [661430]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Mar95           Effective date of registration: 11Apr95

VA-693-072
Title: Kings road.
Physical description of the deposit copy: Print on fabric.
Series title: Chelsea collection ; [661440]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Mar95           Effective date of registration: 11Apr95

VA-693-073
Title: Britten.
Physical description of the deposit copy: Print on fabric.
Series title: Chelsea collection ; [661460]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Mar95           Effective date of registration: 11Apr95

VA-693-074
Title: Chelsea manor.
Physical description of the deposit copy: Print on fabric.
Series title: Chelsea collection ; [661450]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Mar95           Effective date of registration: 11Apr95

VA-693-203
Title: [Ansley Park]
Physical description of the deposit copy: Print on fabric.
Notes describing the deposit copy: Title from appl.
Claimant: Waverly Fabrics
Date of creation: 1991           Date of publication: 1Jun91           Effective date of registration: 10Apr95
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-695-133
Title: Ascot.
Physical description of the deposit copy: Print on fabric.
Series title: Teatime collection ; [659830]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 30Mar93           Effective date of registration: 18Oct94
Title on application: Tea time.
Miscellaneous information: C.O. corres.

VA-710-502
Title: Esprit de Provence.
Physical description of the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 4Aug95           Effective date of registration: 8Aug95

VA-710-504
Title: Waverly strip library.
Physical description of the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 25Jul95           Effective date of registration: 28Jul95

VA-710-509
Title: Schumacher showcase collection.
Physical description of the deposit copy: Wallcoverings & fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 1Jul95            Effective date of registration: 12Jun95
Title on application: Showcase collection.

VA-710-725
Title: Danvers.
Physical description of the deposit copy: Print on fabric.
Series title: Chelsea ; 661470
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Mar95        Effective date of registration: 11Apr95

VA-712-555
Title: Hastings registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; no. 661740
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 15Aug95

VA-713-919
Title: Southwind.
Physical description of the deposit copy: Print on fabric.
Series title: Islander collection ; [661610]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 3Aug95

VA-713-931
Title: Key West.
Physical description of the deposit copy: Print on fabric.
Series title: Islander collection ; [661620]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 3Aug95

VA-713-932
Title: Hideaway.
Physical description of the deposit copy: Print on fabric.
Series title: Islander collection ; [661630]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 3Aug95

VA-713-947
Title: Mario Buatta collection.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 1Jun95           Effective date of registration: 22May95

VA-713-948
Title: Williamsburg--timeless traditions.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 1Jun95           Effective date of registration: 22May95

VA-717-739
Title: Schumacher Far Eastern classics.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 12Jul95
Title on application: Far Eastern classics.

VA-719-858
Title: Castaway.
Physical description of the deposit copy: Print on fabric.
Series title: Islander collection ; [661660]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 3Aug95
Title on application: Islander.
VA-719-859
Title: Sandpiper.
Physical description of the deposit copy: Print on fabric.
Series title: Islander collection ; [661650]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 3Aug95
Title on application: Islander.

VA-720-591
Title: Match point, the Wimbledon collection / Waverly.
Physical description of the deposit copy: Wallcoverings & upholstery.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Date of publication: 1Jul95            Effective date of registration: 12Jun95

VA-725-963
Title: "Falmouth" registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [no. 661720]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 15Aug95

VA-725-964
Title: "Exeter stripe" registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [no. 661700]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 15Aug95

VA-725-965
Title: "Canterbury" registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [no. 661710]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 15Aug95

VA-725-966
Title: "Abbot" registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [no. 661730]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 15Aug95

VA-725-967
Title: "Sherborne" registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [no. 661690]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95          Effective date of registration: 15Aug95

VA-725-968
Title: "Avon" registry collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [no. 661680]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95           Effective date of registration: 15Aug95

VA-725-972
Title: Windward.
Physical description of the deposit copy: Print on fabric.
Series title: Islander collection ; [no. 661640]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95           Effective date of registration: 3Aug95
Title on application: Islander.
VA-725-973
Title: Yew too.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica collection ; [no. 661780]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95          Effective date of registration: 18Sep95
Title on application: Botanica

VA-729-381
Title: Manor plaid.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jul95           Effective date of registration: 26Jul95

VA-729-382
Title: Carnival.
Physical description of the deposit copy: Print on fabric.
Series title: Mardi Gras collection ; [no. 661570]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jun95            Effective date of registration: 26Jul95

VA-729-383
Title: Bayou.
Physical description of the deposit copy: Print on fabric.
Series title: Mardi Gras collection ; [no. 661560]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jun95            Effective date of registration: 26Jul95

VA-729-384
Title: Dixieland.
Physical description of the deposit copy: Print on fabric.
Series title: Mardi Gras ; [no. 661550]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jun95            Effective date of registration: 26Jul95

VA-729-385
Title: Jambalaya.
Physical description of the deposit copy: Print on fabric.
Series title: Mardi Gras ; [no. 661540]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jun95            Effective date of registration: 26Jul95

VA-729-386
Title: Delta.
Physical description of the deposit copy: Print on fabric.
Series title: Mardi Gras collection ; [no. 661580]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jun95           Effective date of registration: 26Jul95

VA-729-425
Title: French Quarter.
Physical description of the deposit copy: Print on fabric.
Series title: Mardi Gras ; 661600
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Jun95           Effective date of registration: 29Aug95

VA-729-426
Title: Summer rose.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661820
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 29Aug95

VA-729-427
Title: Flora botanica.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661770
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 29Aug95

VA-729-428
Title: Potting shed.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661830
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 29Aug95

VA-729-429
Title: Sunblock.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661760
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 29Aug95

VA-729-430
Title: Florabunda.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661840
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 29Aug95

VA-729-431
Title: Berry Lane.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661800
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95         Effective date of registration: 29Aug95

VA-729-432
Title: Chart house : no. 661860.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95           Effective date of registration: 29Aug95

VA-729-433
Title: Glorious iris.
Physical description of the deposit copy: Print on fabric.
Series title: Botanica ; 661750
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 1Aug95           Effective date of registration: 29Aug95

VA-729-506
Title: Huntington Harbor / aGramercy.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Date of publication: 31Jul95           Effective date of registration: 2Aug95
Miscellaneous information: C.O. corres.

VA-731-922
Title: Spring lilacs.
Physical description of the deposit copy: Print on fabrics.
Series title: Botanica collection ; [661790]
Claimant: Waverly Fabrics Division
Date of creation: 1995           Date of publication: 1Aug95           Effective date of registration: 7Sep95
Author on application: Waverly Fabrics Division of F. Schumacher & Co., employer for hire.

VA-731-923
Title: Orchard trail.
Physical description of the deposit copy: Print on fabrics.
Series title: Botanica collection ; [661810]
Claimant: Waverly Fabrics
Date of creation: 1995           Date of publication: 1Aug95           Effective date of registration: 7Sep95
Author on application: Waverly Fabrics Division of F. Schumacher & Co., employer for hire.

VA-734-953
Title: Longaberger vine.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 710-727, 1995 Effective date of registration: 15Nov95

VA-734-954
Title: Longaberger paisley.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 690-796, 1995 Effective date of registration: 15Nov95

VA-734-955
Title: Longaberger floral stripe.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 708-248, 1995 Effective date of registration: 15Nov95

VA-734-956
Title: Longaberger floral.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 648-179, 1994 Effective date of registration: 15Nov95

VA-735-168
Title: Plantations from the Barbados National Trust.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric samples.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 6Nov95           Effective date of registration: 8Nov95

VA-735-170
Title: Pacific tradewinds : a collection of fine wallcoverings, borders and companion fabrics.
Physical description of the deposit copy: 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 25Sep95           Effective date of registration: 28Sep95

VA-735-174
Title: Saddle Creek : Gramercy.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 1Sep95           Effective date of registration: 5Sep95

VA-735-177
Title: Good times : Waverly : a collection of fine wallcoverings, borders & companion fabrics.
Physical description of the deposit copy: 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 1Sep95           Effective date of registration: 5Sep95

VA-735-178
Title: Schumacher Border book : no. 5.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 25Sep95           Effective date of registration: 5Sep95
Title on application: Border book V.

VA-735-180
Title: <L>Odyssee Africaine : Gramercy.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 27Nov95           Effective date of registration: 29Nov95

VA-737-938
Title: Longaberger tulips.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1995           Date of publication: 15Jan95           Effective date of registration: 12Dec95
Title on application: 392471.

VA-738-186
Title: Pen pal.
Physical description of the deposit copy: Print on fabric.
Notes describing the deposit copy: Mardi Gras collection : [661590]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Aug95           Effective date of registration: 7Sep95
Miscellaneous information: C.O. corres.

VA-748-475
Title: Topaz.
Physical description of the deposit copy: Designs on wallcoverings.
Notes describing the deposit copy:
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 25Sep95           Effective date of registration: 13Oct95

VA-749-180
Title: Schumacher classic adaptations.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 31Oct95           Effective date of registration: 2Nov95
Title on application: Classic adaptations.

VA-755-107
Title: Pier I pansies.
Physical description of the deposit copy: Print on fabric.
Notes describing the deposit copy: Add. ti.: Pier one pansies.
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Oct95           Effective date of registration: 14Nov95
Title on application: 392547.

VA-755-108
Title: Pier I garden.
Physical description of the deposit copy: Print on fabric.
Notes describing the deposit copy: Add. ti.: Pier one garden.
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1995           Date of publication: 15Oct95           Effective date of registration: 14Nov95
Title on application: 392546.

VA-756-884
Title: Blue Ridge.
Physical description of the deposit copy: Print on fabric.
Series title: [Cabin fever ; 662050]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96

VA-756-885
Title: Lilac trail : [no. 661940]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Jan96           Effective date of registration: 26Mar96

VA-756-886
Title: Asheville.
Physical description of the deposit copy: Print on fabric.
Series title: [Cabin fever ; 661990]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96

VA-756-887
Title: Windham.
Physical description of the deposit copy: Print on fabric.
Series title: Cabin fever collection ; [662020]
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96
Author on application: artwork: Barry  Daniels.

VA-756-888
Title: Lookout Mountain.
Physical description of the deposit copy: Print on fabric.
Series title: Cabin fever collection ; [662040]
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96
Author on application: artwork: Rick  Wolff (author of a work made for hire)

VA-756-889
Title: Sketchbook.
Physical description of the deposit copy: Print on fabric.
Series title: Cabin fever collection ; [662010]
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96
Author on application: artwork: Barry  Daniels.

VA-756-890
Title: Pine Hill.
Physical description of the deposit copy: Print on fabric.
Series title: Cabin fever collection ; [662110]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96

VA-756-891
Title: Putney.
Physical description of the deposit copy: Print on fabric.
Series title: Cabin fever collection ; [662060]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96

VA-756-892
Title: Festivities.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 661950]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-756-893
Title: Old lyme.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662360]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-756-894
Title: Amanda.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662330]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-756-895
Title: Marissa.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662320]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-756-896
Title: Garden seats.
Physical description of the deposit copy: Print on fabric.
Series title: Cabin fever collection ; [662030]
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96
Author on application: design on material: Barry  Daniels.

VA-756-903
Title: Dalton stripe.
Physical description of the deposit copy: Print on fabric.
Series title: The royal court collection ; [no. 662280]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Mar96           Effective date of registration: 4Apr96

VA-756-904
Title: Dunham stri[p]e.
Physical description of the deposit copy: Print on fabric.
Series title: The royal court collection ; [no. 662250]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Mar96           Effective date of registration: 4Apr96

VA-756-905
Title: Dunham.
Physical description of the deposit copy: Print on fabric.
Series title: The royal court collection ; [no. 662240]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Mar96           Effective date of registration: 4Apr96

VA-756-906
Title: Westwood.
Physical description of the deposit copy: Print on fabric.
Series title: The royal court collection ; [no. 662310]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Mar96           Effective date of registration: 4Apr96

VA-756-907
Title: Oakhurst.
Physical description of the deposit copy: Print on fabric.
Series title: The royal court collection ; [no. 662300]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Mar96           Effective date of registration: 4Apr96

VA-756-908
Title: Compton.
Physical description of the deposit copy: Print on fabric.
Series title: The royal court collection ; [no. 662290]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Mar96           Effective date of registration: 4Apr96

VA-757-419
Title: Grand bazaar.
Physical description of the deposit copy: Wallcoverings & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 2Feb96           Effective date of registration: 5Feb96

VA-757-420
Title: Chelsea Manor.
Physical description of the deposit copy: Wallcoverings & fabric designs.
Series title: Waverly designer series
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Date of publication: 27Nov95           Effective date of registration: 29Nov95

VA-757-423
Title: Waverly Kitchen & bath : a collection of fabric backed vinyl wallcovering with companion borders and fabrics.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Date of publication: 30Jan96           Effective date of registration: 2Feb96

VA-757-444
Title: Cabin stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Cabin fever ; 662000]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Feb96           Effective date of registration: 26Mar96

VA-757-445
Title: Cara mia stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662270]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-757-446
Title: Lakeville.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662350]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-757-447
Title: Cara mia.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662260]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-757-448
Title: Cherished moments.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662370]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Mar96           Effective date of registration: 26Mar96

VA-759-246
Title: Mardi Gras : a collection of fine wallcoverings with coordinating borders and fabrics.
Physical description of the deposit copy: 127 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 27Feb96           Effective date of registration: 29Feb96

VA-759-247
Title: <L'>air de Nimes.
Physical description of the deposit copy: 101 p.
Notes describing the deposit copy: Wallcoverings, borders & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 5Mar96           Effective date of registration: 7Mar96

VA-759-250
Title: Botanica : a collection of fine wallcoverings, borders and companion fabrics.
Physical description of the deposit copy: 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 12Apr96           Effective date of registration: 15Apr96

VA-759-252
Title: Damask : no. 2.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper collection.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 12Apr96           Effective date of registration: 15Apr96

VA-759-253
Title: Mini motifs.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper collection.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 26Feb96           Effective date of registration: 28Feb96

VA-759-690
Title: Longaberger Halloween.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: Statement re assignment. C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 639-557, 1994 Effective date of registration: 15Nov95

VA-759-691
Title: Longaberger Christmas stripe.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: Statement re assignment. C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 676-954, 1994 Effective date of registration: 15Nov95

VA-759-692
Title: Longaberger Christmas holly.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: Statement re assignment. C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 676-952, 1994 Effective date of registration: 15Nov95

VA-759-693
Title: Longaberger lilac.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: Statement re assignment. C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 648-363, 1994 Effective date of registration: 15Nov95

VA-759-694
Title: Mother's Day.  By Waverly Fabrics Division of F. Schumacher & Company.
Notes describing the deposit copy: Statement re assignment. C.O. corres.
Claimant: Waverly Fabrics Division of F. Schumacher & Company (on original appl.: Longaberger Company)
Registration being supplemented: VA 648-364, 1994 Effective date of registration: 15Nov95

VA-759-809
Title: Antique finishes.
Physical description of the deposit copy: Wallpaper sample book.
Claimant: F.   Schumacher  & Company
Date of creation: 1995           Date of publication: 31Oct95         Effective date of registration: 2Nov95

VA-764-590
Title: Madison court / aGramercy.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1996           Date of publication: 13May96       Effective date of registration: 15May96

VA-764-636
Title: Haberdashery.
Physical description of the deposit copy: 103 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 20May96       Effective date of registration: 22May96

VA-766-823
Title: Fairhaven.
Physical description of the deposit copy: Textile.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 27Aug96
Title on application: Faded florals, 662620.

VA-766-834
Title: Neoclassic interpretation / aGramercy.
Physical description of the deposit copy: 107 p.
Notes describing the deposit copy: Wallcoverings & fabrics.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1996           Date of publication: 12Nov96       Effective date of registration: 13Nov96

VA-774-222
Title: Lucinda.
Physical description of the deposit copy: Print on fabric.
Series title: [Faded florals ; 662450]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 27Aug96

VA-775-515
Title: Schumacher Manor classics.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Co.
Date of creation: 1996           Date of publication: 1Jul96            Effective date of registration: 10Jul96
Title on application: Manor classics.

VA-775-519
Title: Vivace.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Co.
Date of creation: 1996           Date of publication: 24Jun96         Effective date of registration: 26Jun96

VA-777-176
Title: "Abbey Court" high tea collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [659260]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1993           Date of publication: 30Mar93        Effective date of registration: 30May96

VA-777-177
Title: "Hillcrest stripe" folio collection.
Physical description of the deposit copy: Print on fabric.
Series title: Waverly designer series ; [660660]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1994           Date of publication: 15Mar94        Effective date of registration: 30May96

VA-783-076
Title: Natural selection / Waverly.
Physical description of the deposit copy: 149 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1996           Date of publication: 6Aug96         Effective date of registration: 8Aug96

VA-783-872
Title: Claire's check.
Physical description of the deposit copy: Print on fabric.
Series title: [Perfect pairs ; 662390]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 20Apr96        Effective date of registration: 16May96

VA-783-926
Title: Norfolk rose.
Physical description of the deposit copy: Print on fabric.
Series title: Vintage collection ; [662510]
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 27Aug96
Author on application: artwork: Christine  D'Ascoli (author of a work made for hire)

VA-783-927
Title: Melanie vintage.
Physical description of the deposit copy: Print on fabric.
Series title: Vintage collection ; [662530]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 27Aug96

VA-783-932
Title: Pantry plaid.
Physical description of the deposit copy: Print on fabric.
Series title: [Vintage companions ; 662670]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 27Aug96

VA-790-863
Title: Grand openings--hallways, foyers & more.
Physical description of the deposit copy: Art reproductions.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 23Jul96          Effective date of registration: 26Jul96

VA-793-696
Title: Abigail.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 10Sep96
Title on application: Faded florals, no. 662690.

VA-796-369
Title: Charity vintage.
Physical description of the deposit copy: Print on fabric.
Series title: [Faded florals ; 662560]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 15Aug96       Effective date of registration: 10Sep96

VA-796-370
Title: Print shoppe : no. 3 fish.
Physical description of the deposit copy: Print on fabric.
Series title: [Country weekeends ; 659850]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1993           Date of publication: 1Apr93          Effective date of registration: 10Sep96

VA-797-483
Title: Bistro.
Physical description of the deposit copy: Print on fabric.
Series title: Fancy pantry ; 663170
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 9Oct96

VA-797-484
Title: Tarascon.
Physical description of the deposit copy: Print on fabric.
Series title: Fancy pantry ; 663150
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 9Oct96

VA-797-485
Title: Pick me.
Physical description of the deposit copy: Print on fabric.
Series title: Fancy pantry ; 663140
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 9Oct96

VA-797-486
Title: Avignon.
Physical description of the deposit copy: Print on fabric.
Series title: Fancy pantry ; 663160
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 9Oct96

VA-797-487
Title: Florie.
Physical description of the deposit copy: Print on fabric.
Series title: Fancy pantry ; 663190
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 9Oct96

VA-797-488
Title: Antoinette.
Physical description of the deposit copy: Print on fabric.
Series title: Fancy pantry ; 663180
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 9Oct96

VA-797-582
Title: University stripe.
Series title: Ticking stripes ; 662740
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-583
Title: General store.
Series title: Ticking stripes ; 662780
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-584
Title: Country club.
Series title: Ticking stripes ; 662820
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-585
Title: Heirloom ticking.
Series title: Ticking stripes ; 662750
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-586
Title: Grand teton
Series title: Ticking stripes ; 662790
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-587
Title: Harvard stripe.
Series title: Ticking stripes ; 662810
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-588
Title: Admiral's club.
Series title: Ticking stripes ; 662730
Claimant: Waverly Fabrics, a division of F. Schumacher & Company
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 3Oct96

VA-797-846
Title: Royal retreats.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 8Oct96           Effective date of registration: 10Oct96

VA-797-847
Title: Arundel interiors.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 8Oct96           Effective date of registration: 10Oct96

VA-798-205
Title: Mountain brook.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 12Sep96         Effective date of registration: 13Sep96

VA-799-682
Title: Carrara textures.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 31Oct96         Effective date of registration: 4Nov96

VA-807-651
Title: Classic small prints.
Physical description of the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 18Nov96       Effective date of registration: 20Nov96

VA-809-196
Title: Gazebo stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Summer estate ; [663090]
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 10Oct96         Effective date of registration: 18Nov96

VA-809-197
Title: Ship ahoy : [no. 663130]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 15Sep96        Effective date of registration: 18Nov96
Author on application: artwork: Barry  Daniels.

VA-809-198
Title: Forget me not : [no. 663220]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 30Sep96        Effective date of registration: 18Nov96

VA-809-199
Title: Preserves.
Physical description of the deposit copy: Print on fabric.
Series title: [Fancy pantry ; 662850]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Sep96          Effective date of registration: 18Nov96

VA-809-200
Title: Garden gate.
Physical description of the deposit copy: Print on fabric.
Series title: Summer estate ; [663080]
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 10Oct96         Effective date of registration: 18Nov96

VA-809-201
Title: Bridgewater : [no. 663210]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 15Sep96         Effective date of registration: 18Nov96

VA-809-202
Title: Tee time : [no. 663200]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 30Sep96         Effective date of registration: 18Nov96
Author on application: artwork: Barry  Daniels.

VA-809-203
Title: Summerfield.
Physical description of the deposit copy: Print on fabric.
Series title: Summer estate ; [663060]
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 10Oct96         Effective date of registration: 18Nov96

VA-813-905
Title: Edith Wharton.
Physical description of the deposit copy: 100 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 29Jan97         Effective date of registration: 30Jan97

VA-818-114
Title: Pavillon rosette.
Physical description of the deposit copy: Print on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 1Feb97          Effective date of registration: 3Jul97
Information on previous related works: Appl. identifies fabric circa 1920s from Schumacher archives as preexisting material.
Limitation on claim; New matter: adaptation & reproduction of archive design.

VA-818-718
Title: Garden crossing.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 31May96       Effective date of registration: 26Feb97
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-818-719
Title: Rosehill.
Physical description of the deposit copy: Print on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 10Oct96         Effective date of registration: 26Feb97

VA-818-720
Title: Summer's gate.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1996           Date of publication: 31May96       Effective date of registration: 26Feb97
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-819-682
Title: Simply borders : a collection of borders with coordinating wallcoverings, fabrics and home fashions.
Physical description of the deposit copy: 109 p.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 10Feb97        Effective date of registration: 12Feb97
Information on previous related works: Appl. states some designs prev. pub.
Limitation on claim; New matter: additional new designs.

VA-820-010
Title: Beatrice allover.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Sep96          Effective date of registration: 1Apr97

VA-820-015
Title: Beatrice.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 1Apr97

VA-820-023
Title: Beatrice diamond.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 1Sep96           Effective date of registration: 1Apr97

VA-820-024
Title: Hadley.
Physical description of the deposit copy: Print on fabric.
Series title: The homstead collection ; [663230]
Claimant: cWaverly Fabrics
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97
Author on application: Fernwood  Mitchell , 1940-.

VA-820-025
Title: Deerfield.
Physical description of the deposit copy: Print on fabric.
Series title: The homstead collecton ; [663340]
Claimant: cWaverly Fabrics
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97
Author on application: Dennis  Lee.

VA-820-026
Title: New hope.
Physical description of the deposit copy: Print on fabric.
Series title: The homstead collecton ; [663310]
Claimant: cWaverly Fabrics
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97
Author on application: Dennis  Lee.

VA-820-064
Title: Stripes & plaids.
Physical description of the deposit copy: 102 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 11Mar97        Effective date of registration: 11Mar97

VA-820-509
Title: Meeting house.
Physical description of the deposit copy: Textile.
Series title: Homestead ; 663209
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97
Author on application: Sarah  Bratby.

VA-820-510
Title: Buck's County.
Physical description of the deposit copy: Textile.
Series title: Homestead ; 663470
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97
Author on application: Sarah  Bratby.

VA-820-511
Title: Lancaster.
Physical description of the deposit copy: Textile.
Series title: Homestead ; 663330
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97

VA-820-512
Title: Heritage quilt.
Physical description of the deposit copy: Textile.
Series title: Homestead ; 663430
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97

VA-820-513
Title: Shelburne.
Physical description of the deposit copy: Textile.
Series title: Homestead ; 663320
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97

VA-820-514
Title: Farmstead.
Physical description of the deposit copy: Textile.
Series title: Homestead ; 663250
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 1Jan97           Effective date of registration: 1Apr97

VA-822-721
Title: Demitasse.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 3Jul97
Title on application: 663540.
Author on application: artwork: Nick  Colwic.

VA-822-722
Title: Marbury.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 3Jul97
Title on application: 663560.
Author on application: artwork: Guy  Romagna , 1953-.

VA-822-723
Title: Bountiful.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 3Jul97
Title on application: 663620.
Author on application: artwork: Barry  Daniels.

VA-822-724
Title: Ribbon trail.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 3Jul97
Title on application: 663640.
Author on application: artwork: Guy  Romagna , 1953-.

VA-822-725
Title: Colleen.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 3Jul97
Title on application: 663630.
Author on application: artwork: Guy  Romagna , 1953-.

VA-822-726
Title: Wesley.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 3Jul97
Title on application: 663650.
Author on application: artwork: Guy  Romagna , 1953-.

VA-826-289
Title: Springsong.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663460]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Title on application: Spring song.
Author on application: artwork: Janice Dey  Klein, author of a work made for hire.

VA-826-290
Title: Charmant.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663370]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Jean  Levitson, author of a work made for hire.

VA-826-291
Title: Enchantress.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663440]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Janice Dey  Klein, author of a work made for hire.

VA-826-292
Title: Silken stripe.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663380]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Dennis  Lee, author of a work made for hire.

VA-826-293
Title: Cambria.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663360]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Dennis  Lee, author of a work made for hire.

VA-826-294
Title: Masterpiece.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663350]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Jean  Levitson, author of a work made for hire.

VA-826-295
Title: Romance.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663450]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Janice Dey  Klein, author of a work made for hire.

VA-826-296
Title: Ferns-print shoppe : no. 9.
Physical description of the deposit copy: Prnt on fabric.
Series title: The print shoppe collection ; [663550]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: Angelo  Miro, author of a work made for hire.

VA-826-297
Title: Garden lane.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663420]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Title on application: Garden lane linen.
Author on application: artwork: George  Wright, author of a work made for hire.

VA-826-298
Title: Pretty petals.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663410]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Title on application: Pretty petals linen.
Author on application: artwork: George  Wright, author of a work made for hire.

VA-826-299
Title: Tafetta ribbon.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663480]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: George  Wright, author of a work made for hire.

VA-826-300
Title: Ribbon rose.
Physical description of the deposit copy: Print on fabric.
Series title: The beautiful things collection ; [663490]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Feb97           Effective date of registration: 4Apr97
Author on application: artwork: George  Wright, author of a work made for hire.

VA-831-893
Title: Lilac bouquet.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1996           Date of publication: 15Jan96         Effective date of registration: 14Apr97

VA-834-033
Title: Victorian collection.
Physical description of the deposit copy: 104 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 25Apr97        Effective date of registration: 28Apr97

VA-834-036
Title: Heirloom / Waverly.
Physical description of the deposit copy: 182 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Date of publication: 19May97       Effective date of registration: 30May97

VA-834-411
Title: At home with Waverly : kitchen and bath : pattern no. 570460, 570470, 570425 ... [et al.]
Physical description of the deposit copy: 214 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1996           Date of publication: 12Nov96       Effective date of registration: 13Nov96

VA-837-841
Title: Chubby check.
Physical description of the deposit copy: Print on fabric.
Series title: [Sketchbook ; 663610]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: artwork: Guy  Romagno.

VA-837-842
Title: Slender stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Sketchbook ; [663600]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: artwork: Guy  Romagno.

VA-840-116
Title: Cherry cherries : no. 663570.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-117
Title: Misty meadow : no. 663590.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-118
Title: Precious posies : no. 663580.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-119
Title: Glorious garden : no. 663520.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-120
Title: Pastoral plaid : no. 663530.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-130
Title: Sunday stroll : no. 663660.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-131
Title: Second spring : no. 663500.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-840-132
Title: Summer studies : no. 663510.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1May97         Effective date of registration: 9Jun97
Author on application: Guy  Romagno.

VA-842-118
Title: Berkeley Square / aGramercy.
Physical description of the deposit copy: 100 p.
Notes describing the deposit copy: Wallcoverings & fabrics.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Date of publication: 5May97         Effective date of registration: 25Jul97

VA-861-333
Title: Garden vines / Schumacher.
Physical description of the deposit copy: 86 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Jul97            Effective date of registration: 15Aug97

VA-861-358
Title: Borders & stripes / aGramercy.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Date of publication: 1Sep97          Effective date of registration: 2Oct97

VA-861-457
Title: India.
Physical description of the deposit copy: 97 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 8Oct97

VA-861-458
Title: Encore : 4.
Physical description of the deposit copy: 94 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Sep97          Effective date of registration: 6Oct97

VA-861-459
Title: Classic handprints : vol. 1.
Physical description of the deposit copy: 72 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Sep97          Effective date of registration: 6Oct97

VA-861-460
Title: Decorative stripes.
Physical description of the deposit copy: 158 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Sep97          Effective date of registration: 6Oct97

VA-861-462
Title: Cornucopia.
Physical description of the deposit copy: 111 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 8Oct97

VA-862-360
Title: Finishing effects : vol. 3 / Waverly.
Physical description of the deposit copy: 155 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Date of publication: 1Sep97          Effective date of registration: 30Oct97

VA-864-040
Title: Spring fling.
Physical description of the deposit copy: Print on fabric.
Series title: Greenhouse collection ; [663800]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Oct97           Effective date of registration: 27Oct97
Author on application: artwork: Sheila  McLain.

VA-864-041
Title: Artistry.
Physical description of the deposit copy: Print on fabric.
Series title: Greenhouse collection ; [663830]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Oct97           Effective date of registration: 27Oct97
Author on application: artwork: George  Wright.

VA-864-042
Title: Opal.
Physical description of the deposit copy: Print on fabric.
Series title: [Greenhouse collection ; 663840]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Oct97           Effective date of registration: 27Oct97
Author on application: artwork: George  Wright.

VA-864-043
Title: Blossomtime.
Physical description of the deposit copy: Print on fabric.
Series title: [Greenhouse collection] ; 663780
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1997           Date of publication: 15Oct97           Effective date of registration: 27Oct97

VA-864-044
Title: Midsummer.
Physical description of the deposit copy: Print on fabric.
Series title: The greenhouse collection ; 663900
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1997           Date of publication: 15Oct97           Effective date of registration: 27Oct97

VA-864-045
Title: Vacation.
Physical description of the deposit copy: Print on fabric.
Series title: The greenhouse collection ; 663810
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1997           Date of publication: 15Oct97           Effective date of registration: 27Oct97

VA-868-692
Title: Easton Gate.
Physical description of the deposit copy: Print on fabric.
Series title: [Belgrave Square ; no. 663690]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 15Nov97          Effective date of registration: 19Nov97

VA-868-693
Title: Pembridge.
Physical description of the deposit copy: Print on fabric.
Series title: [Belgrave Square ; no. 663760]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Nov97          Effective date of registration: 19Nov97
Author on application: artwork: Atelier Design Studio, employer for hire.

VA-868-694
Title: Castlebury.
Physical description of the deposit copy: Print on fabric.
Series title: [Belgrave Square ; no. 663710]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Nov97       Effective date of registration: 19Nov97
Author on application: artwork: Michelle  Piccora.

VA-868-695
Title: Lynnbrook.
Physical description of the deposit copy: Print on fabric.
Series title: Belgrave Square collection ; no. 663720
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 15Nov97       Effective date of registration: 19Nov97

VA-868-717
Title: Beautiful things.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 16Dec97

VA-871-857
Title: Fredrick / collection exclusively by Waverly.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 663990
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98
Author on application: Peter  D'Ascoli & Christine  D'Ascoli.

VA-871-858
Title: Helena.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664040
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98

VA-871-859
Title: Baltic brocade.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664050
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98

VA-871-860
Title: Swedish arbor.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664080
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98

VA-871-861
Title: Hans.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664060
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98
Author on application: Peter  D'Ascoli & aChristine  D'Ascoli.

VA-871-862
Title: Greta.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664070
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98

VA-871-863
Title: Inga.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664030
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98

VA-871-864
Title: Eugenia.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial Estate ; 664000
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98
Author on application: Peter  D'Ascoli & Christine  D'Ascoli.

VA-871-865
Title: Roseberry.
Physical description of the deposit copy: Print on fabric.
Series title: Belgrave square ; 663770
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Nov97       Effective date of registration: 19Nov97
Author on application: Atelier Design Studio, employer for hire.

VA-871-866
Title: Westbourne belgrave square.
Physical description of the deposit copy: Print on fabric.
Series title: Belgrave square ; 663770
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 15Nov97       Effective date of registration: 19Nov97
Title on application: Westbourne.
Author on application: Atelier Design Studio, employer for hire.

VA-871-890
Title: Gustavian stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Provincial estate ; [664010]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Jan98           Effective date of registration: 4Feb98
Author on application: Peter  D'Ascoli & Christine  D'Ascoli.

VA-874-603
Title: Tone on tone II.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Jun97           Effective date of registration: 16Dec97
Miscellaneous information: C.O. corres.

VA-874-604
Title: Homestead.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 15Nov97       Effective date of registration: 23Dec97

VA-874-605
Title: Summer estate archive.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Nov97         Effective date of registration: 16Dec97

VA-877-038
Title: Tiberius.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663820]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97
Author on application: artwork: Jean  Levinson.

VA-877-039
Title: Castille.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663750]
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97

VA-877-040
Title: Dresden.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663890]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97
Author on application: artwork: Dennis  Lee.

VA-877-041
Title: Bremen.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663910]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97
Author on application: artwork: Barbara  Teague.

VA-877-042
Title: Murano.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663920]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97
Author on application: artwork: Pam  Turczyn.

VA-877-043
Title: Prague.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663880]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97
Author on application: artwork: George  Wright.

VA-877-044
Title: Villa.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663730
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97

VA-877-045
Title: Aragon.
Physical description of the deposit copy: Print on fabric.
Series title: The Grandeur collection ; [663740
Claimant: Waverly Fabrics (division of F. Schumacher & Company)
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97

VA-877-046
Title: Pageantry.
Physical description of the deposit copy: Print on fabric.
Series title: Grandeur collection ; [663870]
Claimant: Waverly Fabrics
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 22Oct97
Author on application: artwork: George  Wright.

VA-878-952
Title: Viewpoint.
Physical description of the deposit copy: 101 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Apr98        Effective date of registration: 18May98

VA-878-953
Title: Astor Terrace II.
Physical description of the deposit copy: 111 p.
Notes describing the deposit copy: Wallcoverings & fabrics designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 1Apr98          Effective date of registration: 18May98

VA-878-954
Title: Belgrave Square.
Physical description of the deposit copy: 161 p.
Notes describing the deposit copy: Wallcoverings & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 30Mar98        Effective date of registration: 18May98

VA-885-202
Title: Southern breeze / aGramercy
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Date of publication: 1Feb98          Effective date of registration: 2Apr98

VA-885-203
Title: Fresco / aGramercy
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Date of publication: 1Mar98          Effective date of registration: 2Apr98

VA-886-326
Title: Sketchbook Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 2Jan98           Effective date of registration: 2Apr98
Title on application: Sketchbook.

VA-886-327
Title: Historic Natchez collection : no. 3.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 1Mar98          Effective date of registration: 2Apr98

VA-886-328
Title: Objects d'arts.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1997           Date of publication: 15Jan98         Effective date of registration: 2Apr98

VA-889-595
Title: Daphne.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1997           Date of publication: 1Oct97           Effective date of registration: 16Mar98

VA-900-278
Title: Waverly lifestyles.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jun98         Effective date of registration: 30Jun98
Title on application: Lifestyles.

VA-900-282
Title: Papiers de France.
Physical description of the deposit copy: 96 p.
Notes describing the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15May98       Effective date of registration: 15Jun98

VA-900-283
Title: Grandeur.
Physical description of the deposit copy: 145 p.
Notes describing the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jun98         Effective date of registration: 30Jun98

VA-900-284
Title: Raymond Waites man tailored.
Physical description of the deposit copy: 101 p.
Series title: A haberdashery collection
Notes describing the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 18Jun98         Effective date of registration: 16Jul98

VA-900-295
Title: White jade / aGreef.
Physical description of the deposit copy: 138 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 29May98       Effective date of registration: 15Jun98

VA-903-079
Title: Foularde [sic]
Physical description of the deposit copy: Print on fabric.
Series title: [Simple pleasures ; 664310]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1998           Date of publication: 1May98         Effective date of registration: 2Jun98

VA-903-080
Title: Treasure.
Physical description of the deposit copy: Print on fabric.
Series title: [Simple pleasures ; 664330]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1998           Date of publication: 1May98         Effective date of registration: 2Jun98

VA-903-800
Title: Argyle.
Physical description of the deposit copy: Print on fabric.
Series title: [Simple pleasures ; 664300]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1998           Date of publication: 1May98         Effective date of registration: 2Jun98

VA-903-801
Title: Palace scroll.
Physical description of the deposit copy: Print on fabric.
Series title: [Somerset ; 664260]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1May98         Effective date of registration: 2Jun98
Author on application: George  Wright.

VA-903-802
Title: Royal crest.
Physical description of the deposit copy: Print on fabric.
Series title: [Somerset ; 664270]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1May98         Effective date of registration: 2Jun98
Author on application: George  Wright.

VA-903-803
Title: Regal rose.
Physical description of the deposit copy: Print on fabric.
Series title: [Somerset ; 664250]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1May98         Effective date of registration: 2Jun98
Author on application: Barbara  Teague.

VA-903-804
Title: Montague.
Physical description of the deposit copy: Print on fabric.
Series title: [Somerset ; 664280]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1May98           Effective date of registration: 2Jun98
Author on application: Jean  Levinson.

VA-903-805
Title: Capulet stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Somerset ; 664290]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1998           Date of publication: 1May98           Effective date of registration: 2Jun98

VA-908-753
Title: Animal walk.
Physical description of the deposit copy: Print on fabric.
Series title: [Two by two ; 664230]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-754
Title: Fruit salad.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 663930
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-755
Title: Checkmate.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664210
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-756
Title: Sea isle.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664180
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-757
Title: Parfait.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 663980
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-758
Title: Floral festival.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 663970
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-759
Title: Block party.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664200
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-760
Title: Animal kingdom.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664220
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-761
Title: Garden trellis.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664170
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-762
Title: Just leaves.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664160
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-763
Title: Arbor Day.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664150
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-908-764
Title: Ocean City.
Physical description of the deposit copy: Print on fabric.
Series title: Two by two ; 664190
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Mar98           Effective date of registration: 8Jun98
Author on application: Guy  Romagna.

VA-910-051
Title: Schumacher Neutral collection.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jul98             Effective date of registration: 10Aug98
Title on application: Neutral collection.

VA-910-209
Title: Cache.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jul98          Effective date of registration: 26Aug98

VA-910-210
Title: Country manor.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jul98          Effective date of registration: 26Aug98

VA-910-216
Title: Classic handprints : vol. 2.
Physical description of the deposit copy: 82 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jul98          Effective date of registration: 26Aug98

VA-915-997
Title: Far eastern legacy / aGramercy.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 1Jul98            Effective date of registration: 26Aug98

VA-922-882
Title: Gazebo.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664410]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1998           Date of publication: 1Aug98         Effective date of registration: 8Oct98

VA-922-883
Title: Square dance.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664370]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Aug98         Effective date of registration: 8Oct98
Author on application: artwork: Barbara  Teague.

VA-922-884
Title: Palmetto.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664540]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1998           Date of publication: 1Aug98         Effective date of registration: 8Oct98

VA-922-885
Title: Last summer.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664350]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Aug98         Effective date of registration: 8Oct98
Author on application: artwork: George  Wright.

VA-922-886
Title: Summer stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664360]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Aug98           Effective date of registration: 8Oct98
Author on application: artwork: George  Wright.

VA-922-887
Title: Cherry blossom.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664380]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Aug98           Effective date of registration: 8Oct98
Author on application: artwork: Barbara  Teague.

VA-922-888
Title: Kitsch kitchen.
Physical description of the deposit copy: Print on fabric.
Series title: [Victory garden ; 664390]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Aug98           Effective date of registration: 8Oct98
Author on application: artwork: Dennis  Lee.

VA-927-705
Title: Rosebank.
Physical description of the deposit copy: Print on fabric.
Series title: [Masterpiece ; 664550]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Oct98           Effective date of registration: 12Nov98
Author on application: artwork: George  Wright.

VA-927-706
Title: Minaret.
Physical description of the deposit copy: Print on fabric.
Series title: [Masterpiece ; 664600]
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 15Oct98           Effective date of registration: 12Nov98

VA-927-707
Title: Izmir.
Physical description of the deposit copy: Print on fabric.
Series title: [Masterpiece ; 664590]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Oct98           Effective date of registration: 12Nov98
Author on application: artwork: Jean  Levitson.

VA-927-708
Title: Meadow way.
Physical description of the deposit copy: Print on fabric.
Series title: [Masterpiece ; 664580]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Oct98           Effective date of registration: 12Nov98
Author on application: artwork: Jean  Levitson.

VA-927-709
Title: Garden toile.
Physical description of the deposit copy: Print on fabric.
Series title: [Masterpiece ; 664570]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Oct98         Effective date of registration: 12Nov98
Author on application: artwork: George  Wright.

VA-927-710
Title: Briar rose.
Physical description of the deposit copy: Print on fabric.
Series title: [Masterpiece ; 664560]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 15Oct98         Effective date of registration: 12Nov98
Author on application: artwork: George  Wright.

VA-927-711
Title: Leonardo.
Physical description of the deposit copy: Print on fabric.
Series title: [Renaissance ; 664430]
Claimant: Waverly Fabrics Division (of F. Schumacher & Company)
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98

VA-927-725
Title: Parma.
Physical description of the deposit copy: Print on fabric.
Series title: [Renaissance ; 664520]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98

VA-927-726
Title: Donatella.
Physical description of the deposit copy: Print on fabric.
Series title: [Renaissance ; 664460]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-927-727
Title: Lorenzo.
Physical description of the deposit copy: Print on fabric.
Series title: Renaissance collection ; [664440]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98

VA-927-728
Title: Medici.
Physical description of the deposit copy: Print on fabric.
Series title: [Renaissance ; 664480]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-927-729
Title: Ferrari stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Renaissance collection ; [664530]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-927-730
Title: Turino stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Renaissance collection ; [664450]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-927-731
Title: Galileo.
Physical description of the deposit copy: Print on fabric.
Series title: Renaissance collection ; [664500]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-927-732
Title: Florin.
Physical description of the deposit copy: Print on fabric.
Series title: Renaissance collection ; [664490]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-927-733
Title: Positano.
Physical description of the deposit copy: Print on fabric.
Series title: Renaissance collection ; [664470]
Claimant: Waverly Fabrics
Date of creation: 1998           Date of publication: 1Sep98           Effective date of registration: 30Sep98
Author on application: artwork: Peter  D'Ascoli & Christine  D'Ascoli.

VA-930-292
Title: Nostalgia.
Physical description of the deposit copy: 107 p.
Notes describing the deposit copy: Wallcoverings & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Sep98         Effective date of registration: 24Nov98

VA-930-293
Title: Provincial estate.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Sep98         Effective date of registration: 24Nov98

VA-933-723
Title: Bedouin stripe.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Peter  D'Ascoli and Christine  D'Ascoli.

VA-933-724
Title: Olana.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-725
Title: Agra.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-726
Title: Anatolia.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-727
Title: Romany.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-728
Title: Persia.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-729
Title: Natasha.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-730
Title: Moravia.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-731
Title: Sasha.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 26Feb99         Effective date of registration: 7May99
Author on application: Waverly Fabrics, division of F. Schumacher & Company, employer for hire.

VA-933-748
Title: Lyon.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664660]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99

VA-933-749
Title: Calais.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664620]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99
Author on application: Jean  Levitson.

VA-933-750
Title: Alsace.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664640]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99

VA-933-751
Title: Rochelle.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664680]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99
Author on application: Tom  Grandville.

VA-933-752
Title: Vienne.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664650]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99

VA-933-753
Title: <Le> petite ferme.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664670]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99
Author on application: Tom  Grandville.

VA-933-754
Title: Toulouse.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664690]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99

VA-933-755
Title: Mistral.
Physical description of the deposit copy: Print on fabric.
Series title: [Colors of Provence ; 664850]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1999           Date of publication: 1Feb99           Effective date of registration: 22Apr99

VA-935-772
Title: Silk strie.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1998           Date of publication: 15Oct98         Effective date of registration: 12Nov98

VA-938-724
Title: French inspirations / aGramercy.
Physical description of the deposit copy: 96 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 10Dec98        Effective date of registration: 6Jan99

VA-938-725
Title: Victory garden kitchen & bath / Waverly.
Physical description of the deposit copy: 124 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 15Oct98         Effective date of registration: 23Nov98

VA-938-726
Title: Green house / Waverly.
Physical description of the deposit copy: 161 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 15Jul98          Effective date of registration: 23Nov98

VA-938-727
Title: Royal Sweden.
Physical description of the deposit copy: 93 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Sep98        Effective date of registration: 23Nov98

VA-938-728
Title: Natural impressions / aGramercy.
Physical description of the deposit copy: 107 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 15Sep98        Effective date of registration: 23Nov98

VA-951-635
Title: Design essentials.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Feb99        Effective date of registration: 14May99

VA-951-636
Title: Two by two.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering designs & designs on fabrics. Add. ti.: 2 by 2.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jan99         Effective date of registration: 14May99

VA-951-637
Title: Damask III.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jan99         Effective date of registration: 14May99

VA-952-307
Title: Tones & textures.
Physical description of the deposit copy: 103 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1998           Date of publication: 15Jan99         Effective date of registration: 14May99

VA-952-675
Title: Fabulous faux : no. 2 / Waverly.
Physical description of the deposit copy: 121 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1998           Date of publication: 10Feb99        Effective date of registration: 14May99

VA-952-927
Title: Pretty plaid.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 664780.
Author on application: artwork: Guy  Romagna.

VA-952-928
Title: Summer tree.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 664870.
Author on application: artwork: Guy  Romagna.

VA-952-929
Title: Favorite pastime.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 665130.
Author on application: artwork: Guy  Romagna.

VA-952-930
Title: May flowers.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 664860.
Author on application: artwork: Guy  Romagna.

VA-952-931
Title: Garden patch.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 665120.
Author on application: artwork: Guy  Romagna.

VA-952-932
Title: Autumn leaves.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 665090.
Author on application: artwork: Guy  Romagna.

VA-952-933
Title: Pressed leaves.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 665100.
Author on application: artwork: Guy  Romagna.

VA-952-934
Title: Spring morning.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 664790.
Author on application: artwork: Guy  Romagna.

VA-952-935
Title: Botanical studies.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 665110.
Author on application: artwork: Guy  Romagna.

VA-952-936
Title: Butterfly bouquet.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 664990.
Author on application: artwork: Guy  Romagna.

VA-952-937
Title: Winter memories.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Title on application: Changing seasons, no. 664940.
Author on application: artwork: Guy  Romagna.

VA-958-143
Title: Somerset Club / Waverly.
Physical description of the deposit copy: 126 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1999           Date of publication: 15May99       Effective date of registration: 11Jun99

VA-958-144
Title: Cuisine et salle de bains.
Physical description of the deposit copy: 83 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 15May99       Effective date of registration: 15Jun99

VA-967-670
Title: Seasonings.
Physical description of the deposit copy: Print on fabric.
Series title: [Changing seasons ; 665140]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Apr99          Effective date of registration: 17May99
Author on application: artwork: Guy  Romagna.

VA-974-560
Title: Come home to Waverly kitchen & bath.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper sample book.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Jul99            Effective date of registration: 26Aug99

VA-974-561
Title: Renaissance--a Waverly collection.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 15Jul99          Effective date of registration: 26Aug99

VA-976-710
Title: Historic Savannah II.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  &  Company
Date of creation: 1999           Date of publication: 15Aug99       Effective date of registration: 7Sep99

VA-976-712
Title: Classic handprints  : vol. 3.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  &  Company
Date of creation: 1999           Date of publication: 15Jul99          Effective date of registration: 7Sep99

VA-980-691
Title: Colors of provence / Waverly.
Physical description of the deposit copy: 302 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1999           Date of publication: 1Jul99            Effective date of registration: 12Nov99

VA-980-692
Title: Masterpiece / Waverly.
Physical description of the deposit copy: 260 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1999           Date of publication: 1Aug99         Effective date of registration: 12Nov99

VA-984-437
Title: Morning vine : [no. 665270]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 8Jul99            Effective date of registration: 17Sep99
Author on application: Jean  Levitson.

VA-984-438
Title: Cottage rose : [no. 665270]
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 15Jul99          Effective date of registration: 17Sep99
Author on application: Jean  Levitson.

VA-987-303
Title: <Les> enfants.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Sep99          Effective date of registration: 27Dec99

VA-987-322
Title: Tahiti.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665210]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 2Jul99            Effective date of registration: 27Dec99
Author on application: artwork: George  Wright.

VA-987-323
Title: Paradise island.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665220]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Jul99            Effective date of registration: 27Dec99
Author on application: artwork: George  Wright.

VA-987-324
Title: Gulf stream.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665280]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 6May99         Effective date of registration: 27Dec99
Author on application: artwork: George  Wright.

VA-987-325
Title: Tribal tapestry.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665200]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Jul99            Effective date of registration: 27Dec99
Author on application: artwork: Pam  Turzyn.

VA-987-326
Title: Lagos.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665190]
Claimant: Waverly Fabrics, division of F. Schumacher
Date of creation: 1999           Date of publication: 9Jun99           Effective date of registration: 27Dec99

VA-987-327
Title: Fiji.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665160]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 6May99         Effective date of registration: 27Dec99

VA-987-328
Title: Samoa.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665150]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 6May99         Effective date of registration: 27Dec99
Author on application: artwork: Artisan Studio, employer for hire.

VA-987-329
Title: Congo.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665290]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 1Oct99           Effective date of registration: 27Dec99
Author on application: artwork: Artisan Studio, employer for hire.

VA-987-330
Title: Malaya.
Physical description of the deposit copy: Print on fabric.
Series title: [Rainforest ; 665170]
Claimant: Waverly Fabrics
Date of creation: 1999           Date of publication: 24May99       Effective date of registration: 27Dec99
Author on application: artwork: Artisan Studio, employer for hire.

VA-989-392
Title: Linette Lisere' stripe.
Physical description of the deposit copy: Woven fabric design.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Dec99          Effective date of registration: 2Feb00
Author on application: LeClercq-Leroux, employer for hire.
Information on previous related works: Preexisting material: 19th century home interior document.
Limitation on claim; New matter: adaptation of design and additional artwork.

VA-990-997
Title: The fisherman's toile.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume XV--spring 2000] ; 170850
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Dec99          Effective date of registration: 2Feb00
Author on application: Tissus  DeGravigny.
Information on previous related works: Based on preexisting artwork.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-990-999
Title: Rhododendrum rain.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume XV--spring 2000] ; 170810
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Dec99          Effective date of registration: 2Feb00
Author on application: Luna Home, employer for hire.
Information on previous related works: Based on preexisting artwork.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-991-009
Title: Campanules.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume XV--spring 2000] ; 170640
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Dec99          Effective date of registration: 2Feb00
Author on application: Tissus  DeGravigny, employer for hire.
Information on previous related works: Based on preexisting artwork.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-991-010
Title: Mystic garden.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume XV--spring 2000] ; 170630
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Dec99          Effective date of registration: 2Feb00
Author on application: Olmetto, SPA, employer for hire.
Information on previous related works: Based on preexisting artwork.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-991-011
Title: Chavant paisley.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics volume XV--spring 2000] ; 170620
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Dec99          Effective date of registration: 2Feb00
Author on application: Ratti, employer for hire.
Information on previous related works: Based on preexisting artwork.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-001-424
Title: Garden pleasures.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Aug01       Effective date of registration: 1Oct01

VA-1-022-942
Title: Small prints.
Physical description of the deposit copy: 268 p.
Notes describing the deposit copy: Wallcoverings, borders & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Feb00          Effective date of registration: 21Jul00

VA-1-022-943
Title: Kitchen, bath & home.
Physical description of the deposit copy: 274 p.
Notes describing the deposit copy: Wallcoverings, borders & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Apr00          Effective date of registration: 21Jul00
Title on application: Waverly kitchen, bath & home.

VA-1-022-944
Title: Changing seasons.
Physical description of the deposit copy: 364 p.
Notes describing the deposit copy: Wallcoverings, borders & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Feb00          Effective date of registration: 21Jul00

VA-1-029-070
Title: Mediterranee.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics, vol. XVI, fall 2000] ; no. 170980
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00         Effective date of registration: 16Aug00
Author on application: artwork: Beauville-MIE, employer for hire.

VA-1-029-146
Title: Chinois pecheur : no. 170840.
Physical description of the deposit copy: Print on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00         Effective date of registration: 16Aug00
Author on application: Beauville-MIE, employer for hire.

VA-1-029-475
Title: Surface impressions.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 15Jan00         Effective date of registration: 27Jul00

VA-1-029-476
Title: Asian influence.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Apr00          Effective date of registration: 27Jul00

VA-1-031-462
Title: Essex ivy.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665670
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-463
Title: Polka.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 658483
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-464
Title: Fulham.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665640
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-465
Title: Georgian rose.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665660
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-466
Title: Chinoise.
Physical description of the deposit copy: Print on fabric.
Series title: [Modern living] ; 665840
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-031-467
Title: Grandiflora.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665520
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Author on application: artwork: George  Wright.
Miscellaneous information: C.O. corres.

VA-1-031-468
Title: Sussex.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665650
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-469
Title: Cassis.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665480
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Author on application: artwork: George  Wright.
Miscellaneous information: C.O. corres.

VA-1-031-470
Title: Dynasty.
Physical description of the deposit copy: Print on fabric.
Series title: [Modern living] ; 665830
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-031-471
Title: Century.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665400
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-472
Title: Botanica.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665390
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-473
Title: Oak and chestnut.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665490
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Author on application: artwork: George  Wright.
Miscellaneous information: C.O. corres.

VA-1-031-474
Title: Vintage floral.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665470
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-475
Title: Regent.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665680
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-476
Title: Dorset.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665630
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-477
Title: Buckingham.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665720
Claimant: Waverly Fabrics (division of F. Schumacher)
Date of creation: 2000           Date of publication: 15Apr00        Effective date of registration: 21Jun00
Miscellaneous information: C.O. corres.

VA-1-031-478
Title: Cumbria.
Physical description of the deposit copy: Print on fabric.
Series title: [Notting Hill] ; 665710
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Apr00           Effective date of registration: 21Jun00
Author on application: artwork: Tom  Granville.
Miscellaneous information: C.O. corres.

VA-1-031-625
Title: Dreamscape : no. 665800.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Apr00           Effective date of registration: 21Jun00
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-031-626
Title: Intrigue : no. 665810.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Apr00           Effective date of registration: 21Jun00
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-031-627
Title: Manchuria : no. 665850.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Apr00           Effective date of registration: 21Jun00
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-034-146
Title: Graziana.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. 16, fall 2000] ; 171000
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Olmetto, employer for hire.
Information on previous related works: Based on 1600s textile.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-034-147
Title: Asia toile.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. 16, fall 2000] ; 170770
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Mermoz, SA, employer for hire.
Information on previous related works: Based on early 20th century document.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-034-148
Title: <La> vigne enchantee.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. 16, fall 2000] ; 170820
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Tissue D'Avenieres, employer for hire.
Information on previous related works: Based on 18th century and 1700s textiles.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-034-149
Title: Next to nature.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. 16, fall 2000] ; 170970
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Olmetto, employer for hire.

VA-1-034-151
Title: Castelluccio tapestry.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. 16, fall 2000] ; 170960
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Luna Home, employer for hire.
Information on previous related works: Based on textile from the 1700s.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-034-152
Title: Venetian palazzo.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. 16, fall 2000] ; 170920
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Ratti, employer for hire.
Information on previous related works: Based on book of 16th & 17th centuries architectural plates.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-034-153
Title: Ardith damask.
Physical description of the deposit copy: Textile.
Series title: [Woven fabrics vol. 16, fall 2000] ; 605500
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Margueroy, employer for hire.
Information on previous related works: Based on tapestries.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-034-172
Title: Vincenzo.
Physical description of the deposit copy: Print on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00           Effective date of registration: 16Aug00
Author on application: Ratti, SPA, employer for hire.

VA-1-034-349
Title: Bethan brocade.
Physical description of the deposit copy: Textile.
Series title: [Woven fabrics volume XVI-fall 2000] ; 21740
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00         Effective date of registration: 16Aug00
Author on application: artwork: Margueroy, employer for hire.

VA-1-034-350
Title: Mendhi safari.
Physical description of the deposit copy: Print on fabric.
Series title: [Printed fabrics vol. XVI-fall 2000] ; 170750
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00         Effective date of registration: 16Aug00
Author on application: artwork: Taunus, employer for hire.
Limitation on claim; New matter: adaptation of preexisting 19th century calligraphic pen & ink art with additional artistic work.

VA-1-036-486
Title: Acorn vine.
Physical description of the deposit copy: Print on fabric.
Series title: [January statement prints 2000] ; 665500
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Jan00         Effective date of registration: 21Jun00
Author on application: artwork: George  Wright.
Miscellaneous information: C.O. corres.

VA-1-036-851
Title: Floral serenade.
Physical description of the deposit copy: Textile.
Series title: [Woven fabrics volume XVI-fall 2000] ; 170800
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jun00         Effective date of registration: 16Aug00
Author on application: artwork: Olmetto, employer for hire.

VA-1-037-308
Title: The archive collection.
Physical description of the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1Mar00          Effective date of registration: 25Jul00

VA-1-044-167
Title: Classic essentials.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 1Sep00           Effective date of registration: 16Nov00

VA-1-044-168
Title: Growing up with Waverly / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 1Oct00           Effective date of registration: 16Nov00

VA-1-044-169
Title: Rainforest. / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 1Nov00         Effective date of registration: 15Nov00

VA-1-044-170
Title: Americana. / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 1Nov00         Effective date of registration: 15Nov00

VA-1-046-395
Title: Woodland floral.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665580]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Mar00        Effective date of registration: 1Nov00
Author on application: Tom  Granville.

VA-1-046-396
Title: Mountain view.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665790]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 15Mar00        Effective date of registration: 1Nov00
Author on application: Tom  Granville.

VA-1-046-397
Title: Serape.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665570]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 16Mar00        Effective date of registration: 1Nov00
Author on application: Paula  Cooperman.

VA-1-046-398
Title: Chantal.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665770]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 16Mar00        Effective date of registration: 1Nov00

VA-1-046-399
Title: Mayenne.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665700]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 3Mar00          Effective date of registration: 1Nov00

VA-1-046-400
Title: Saranac.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665760]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 3Mar00          Effective date of registration: 1Nov00
Author on application: Fernwood  Mitchell.

VA-1-046-401
Title: Auberge.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665780]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 20Feb00        Effective date of registration: 1Nov00

VA-1-046-402
Title: Dominique.
Physical description of the deposit copy: Print on fabric.
Series title: [Sporting life ; 665560]
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 16Mar00        Effective date of registration: 1Nov00

VA-1-047-026
Title: Natures jubilation.
Physical description of the deposit copy: Art reproductions.
Notes describing the deposit copy: Designs for wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 1Apr00          Effective date of registration: 14Dec00

VA-1-047-027
Title: Garden elements.
Physical description of the deposit copy: Art reproductions.
Notes describing the deposit copy: Designs for wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 1Oct00           Effective date of registration: 14Dec00

VA-1-050-082
Title: Stripe selection.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Date of publication: 1May99         Effective date of registration: 11Jun99
Miscellaneous information: C.O. corres.

VA-1-054-702
Title: Fresh approach for kitchen & bath : Village.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  and Company
Date of creation: 2000           Date of publication: 1Sep00          Effective date of registration: 13Dec00

VA-1-054-703
Title: Living with style : Village.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  and Company
Date of creation: 2000           Date of publication: 1Nov00         Effective date of registration: 13Dec00

VA-1-060-327
Title: Trompe l'oeil.
Physical description of the deposit copy: 132 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 15Dec00        Effective date of registration: 6Feb01
Title on application: The trompe l'oeil collection.

VA-1-060-328
Title: Notting Hill.
Physical description of the deposit copy: 270 p.
Notes describing the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 10Dec00        Effective date of registration: 6Feb01

VA-1-066-728
Title: New traditions / Waverly
Physical description of the deposit copy: 358 p.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 10Feb01        Effective date of registration: 19Mar01

VA-1-066-729
Title: Spring fever / Waverly
Physical description of the deposit copy: 306 p.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 20Jan01         Effective date of registration: 19Mar01

VA-1-066-730
Title: Make believe.
Physical description of the deposit copy: 150 p.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 28Feb01        Effective date of registration: 21Mar01

VA-1-068-576
Title: Rose of Siam.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665862
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 5May00         Effective date of registration: 27Dec00
Author on application: Thomas  Granville.
Miscellaneous information: C.O. corres.

VA-1-068-577
Title: Shadow dance.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665912
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 12May00       Effective date of registration: 27Dec00
Author on application: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-068-578
Title: Impressions.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665930
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 12May00       Effective date of registration: 27Dec00
Author on application: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-068-579
Title: Tulip trance.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665922
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 12May00       Effective date of registration: 27Dec00
Author on application: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-068-580
Title: Pavillion scroll.
Physical description of the deposit copy: Print on fabric.
Series title: [In bloom] ; style no. 666193
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 11Sep00        Effective date of registration: 27Dec00
Author on application: Michelle  Trunkes.
Miscellaneous information: C.O. corres.

VA-1-068-581
Title: Wild rose.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665962
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 12May00       Effective date of registration: 27Dec00
Author on application: Jean  Levitson.
Miscellaneous information: C.O. corres.

VA-1-068-582
Title: Chelsea porcelain.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665740
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 7May00         Effective date of registration: 27Dec00
Author on application: Jean  Levitson.
Miscellaneous information: C.O. corres.

VA-1-068-583
Title: Northampton.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection] ; style no. 665731
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 21May00       Effective date of registration: 27Dec00
Author on application: Jean  Levitson.
Miscellaneous information: C.O. corres.

VA-1-068-584
Title: Hillside rose.
Physical description of the deposit copy: Print on fabric.
Series title: [In bloom] ; style no. 666184
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 21Sep00        Effective date of registration: 27Dec00
Author on application: Michelle  Trunkes.
Miscellaneous information: C.O. corres.

VA-1-068-585
Title: Portia.
Physical description of the deposit copy: Print on fabric.
Series title: [Country house collection ; style no. 666205]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 15Sep00        Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-068-586
Title: Highland sampler.
Physical description of the deposit copy: Print on fabric.
Series title: [Country house collection ; style no. 666171]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 21Sep00        Effective date of registration: 27Dec00
Author on application: Fernwood  Mitchell.
Miscellaneous information: C.O. corres.

VA-1-068-587
Title: Laurel spray.
Physical description of the deposit copy: Print on fabric.
Series title: [In bloom ; style no. 666092]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 17Sep00        Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-068-588
Title: Wind chimes.
Physical description of the deposit copy: Print on fabric.
Series title: [In bloom ; style no. 666171]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 7Sep00          Effective date of registration: 27Dec00
Author on application: Mitchell  Trunkes.
Miscellaneous information: C.O. corres.

VA-1-068-589
Title: Country house toile.
Physical description of the deposit copy: Print on fabric.
Series title: [Country house collection ; style no. 666111]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 15Sep00        Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-068-590
Title: Manderston crewel.
Physical description of the deposit copy: Print on fabric.
Series title: [Country house collection ; style no. 666121]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 21Sep00        Effective date of registration: 27Dec00
Author on application: Jean  Levitson.
Miscellaneous information: C.O. corres.

VA-1-068-591
Title: Douglas flamestitch.
Physical description of the deposit copy: Print on fabric.
Series title: [Country house collection ; style no. 666311]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 15Sep00        Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-068-592
Title: Norfolk trail/Fairhaven.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection ; style no. 665890]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 7May00         Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-068-593
Title: Blossom Hill.
Physical description of the deposit copy: Print on fabric.
Series title: [In bloom ; style no. 666240]
Claimant: Waverly Fabrics
Date of creation: 2000           Date of publication: 7Sep00          Effective date of registration: 27Dec00
Author on application: Michelle  Trunkes.
Miscellaneous information: C.O. corres.

VA-1-068-594
Title: Norfolk rose.
Physical description of the deposit copy: Print on fabric.
Series title: [July 2000 collection ; style no. 665880]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 7May00         Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-068-595
Title: Daisy lane.
Physical description of the deposit copy: Print on fabric.
Series title: [In bloom ; style no. 666142]
Claimant: F.   Schumacher  & Company.  Waverly Fabrics
Date of creation: 2000           Date of publication: 17Sep00        Effective date of registration: 27Dec00
Miscellaneous information: C.O. corres.

VA-1-070-670
Title: Style no. 615340.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 10Mar00        Effective date of registration: 27Dec00
Title on application: Manchuria sheer.
Miscellaneous information: C.O. corres.

VA-1-073-409
Title: Dimensional elements.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 9Apr01          Effective date of registration: 13Apr01

VA-1-089-006
Title: Concello.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666610
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 11Jan01         Effective date of registration: 12Jul01

VA-1-089-007
Title: Capulet stripe.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666650
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 11Jan01         Effective date of registration: 12Jul01

VA-1-089-008
Title: Chianti.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666520
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 18Jan01         Effective date of registration: 12Jul01

VA-1-089-009
Title: Bramasole.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666510
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 15Jan01         Effective date of registration: 12Jul01
VA-1-089-010
Title: <La> frutta.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666570
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 11Jan01         Effective date of registration: 12Jul01

VA-1-089-494
Title: Sayan.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 3Sep00          Effective date of registration: 22Mar01
Title on application: Road to Mandalay, no. 666084.
Miscellaneous information: C.O. corres.

VA-1-089-495
Title: Mandalay.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 17Sep00        Effective date of registration: 27Dec00
Title on application: Road to Mandalay, no. 666074.
Miscellaneous information: C.O. corres.

VA-1-089-496
Title: Bengal paisley.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2000           Date of publication: 9Sep00          Effective date of registration: 27Dec00
Title on application: Road to Mandalay, no. 666084.
Miscellaneous information: C.O. corres.

VA-1-092-137
Title: Damask edition.
Physical description of the deposit copy: 82 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 24May01       Effective date of registration: 18Jul01

VA-1-094-372
Title: Pisa.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666530
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 18Jan01         Effective date of registration: 12Jul01
Author on application: Linda  Velez.

VA-1-094-373
Title: Villa Carlotta.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666620
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 15Jan01           Effective date of registration: 12Jul01
Author on application: Michelle  Trunkes.

VA-1-094-374
Title: Fresco di Fiori.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666550
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 18Jan01           Effective date of registration: 12Jul01
Author on application: Linda  Velez.

VA-1-094-375
Title: Alessandra.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666630
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 15Jan01           Effective date of registration: 12Jul01
Author on application: Michelle  Trunkes.

VA-1-094-376
Title: Giardino.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666640
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 25Jan01           Effective date of registration: 12Jul01
Author on application: Linda  Velez.

VA-1-094-377
Title: Fontanelle.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666560
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 22Jan01           Effective date of registration: 12Jul01
Author on application: Linda  Velez.

VA-1-094-378
Title: Terra cotta.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666580
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 25Jan01           Effective date of registration: 12Jul01
Author on application: Linda  Velez.

VA-1-094-379
Title: <La> dolce vita.
Physical description of the deposit copy: Print on fabric.
Series title: [Bella Tuscany] ; style no. 666590
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 22Jan01           Effective date of registration: 12Jul01
Author on application: Linda  Velez.

VA-1-097-177
Title: Parfait plaid.
Physical description of the deposit copy: Print on fabric.
Series title: [Summer garden collection] ; style no. 666430
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 3Mar01           Effective date of registration: 16Jul01
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-097-178
Title: Ivy twirl.
Physical description of the deposit copy: Print on fabric.
Series title: [Summer garden collection] ; style no. 666480
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 3Mar01           Effective date of registration: 16Jul01
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-097-179
Title: Lucky charm.
Physical description of the deposit copy: Print on fabric.
Series title: [Summer garden collection] ; style no. 666420
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 3Mar01           Effective date of registration: 16Jul01
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-097-180
Title: Cartwheel quilt.
Physical description of the deposit copy: Print on fabric.
Series title: [Summer garden collection] ; style no. 666490
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 3Mar01           Effective date of registration: 16Jul01
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-097-181
Title: Viola.
Physical description of the deposit copy: Print on fabric.
Series title: [Summer garden collection] ; style no. 666400
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 3Mar01           Effective date of registration: 16Jul01
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-097-182
Title: Painted daisy.
Physical description of the deposit copy: Print on fabric.
Series title: [Summer garden collection] ; style no. 666410
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 3Mar01           Effective date of registration: 16Jul01
Author on application: artwork: Guy  Romagna.
Miscellaneous information: C.O. corres.

VA-1-101-049
Title: Land-ho.
Physical description of the deposit copy: Print on fabric.
Series title: [Story time] : style no. 666280
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 9Feb01           Effective date of registration: 16Jul01

VA-1-101-050
Title: Rosey posy.
Physical description of the deposit copy: Print on fabric.
Series title: [Story time] : style no. 666340
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 26Feb01         Effective date of registration: 16Jul01

VA-1-101-051
Title: Anchors away.
Physical description of the deposit copy: Print on fabric.
Series title: [Story time] : style no. 666320
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 9Feb01           Effective date of registration: 16Jul01

VA-1-101-052
Title: Topsail.
Physical description of the deposit copy: Print on fabric.
Series title: [Story time] : style no. 666300
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 9Feb01           Effective date of registration: 16Jul01

VA-1-101-053
Title: Tiny toile.
Physical description of the deposit copy: Print on fabric.
Series title: [Story time] : style no. 666360
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 26Feb01         Effective date of registration: 16Jul01

VA-1-101-054
Title: First mate.
Physical description of the deposit copy: Print on fabric.
Series title: [Story time] : style no. 666330
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 9Feb01           Effective date of registration: 16Jul01

VA-1-103-346
Title: Bella Tuscany.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 30Aug01       Effective date of registration: 16Oct01

VA-1-103-347
Title: Heirloom II.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 15May01       Effective date of registration: 16Oct01

VA-1-103-348
Title: Waverly watercolors.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 6Jun01           Effective date of registration: 16Oct01

VA-1-103-349
Title: Modern living / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 31Jul01          Effective date of registration: 16Oct01

VA-1-103-350
Title: Waverly estates / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 31Jul01          Effective date of registration: 16Oct01

VA-1-103-351
Title: In bloom. / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 12Jul01          Effective date of registration: 16Oct01

VA-1-103-352
Title: Waverly textural elements / Waverly.
Physical description of the deposit copy: 260 p.
Notes describing the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 14May01       Effective date of registration: 16Oct01

VA-1-103-353
Title: Colors of provence II / Waverly.
Physical description of the deposit copy: 262 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2000           Date of publication: 2Apr01          Effective date of registration: 16Oct01

VA-1-104-519
Title: Neutral surfaces.
Physical description of the deposit copy: 82 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23May01       Effective date of registration: 17Oct01

VA-1-104-520
Title: Arboretum.
Physical description of the deposit copy: 98 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 23Jul01          Effective date of registration: 17Oct01

VA-1-113-769
Title: Hallways / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering collection.
Claimant: F.   Schumacher  & Company, employer for hire.
Date of creation: 2000           Date of publication: 15Dec01        Effective date of registration: 28Dec01

VA-1-121-443
Title: Designs for men.
Physical description of the deposit copy: 82 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 18Feb02        Effective date of registration: 20Mar02

VA-1-145-179
Title: In style for kitchen & bath / aVillage.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2001           Date of publication: 1Sep01          Effective date of registration: 5Dec01
Miscellaneous information: C.O. corres.

VA-1-147-268
Title: A walk in the woods.
Physical description of the deposit copy: 218 p.
Series title: Lodge collection
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 1Aug01         Effective date of registration: 5Dec01
Miscellaneous information: C.O. corres.

VA-1-147-269
Title: Country canvas for kitchen and bath.
Physical description of the deposit copy: 290 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 1Feb01          Effective date of registration: 5Dec01
Miscellaneous information: C.O. corres.

VA-1-153-719
Title: Echoes of Ireland / Waverly.
Physical description of the deposit copy: 306 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2001           Date of publication: 26Jun02         Effective date of registration: 28Aug02

VA-1-153-720
Title: Reminisce / Waverly.
Physical description of the deposit copy: 290 p.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2001           Date of publication: 15Apr02        Effective date of registration: 28Aug02

VA-1-153-721
Title: Petite papers.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 24Jul02          Effective date of registration: 18Sep02

VA-1-153-722
Title: Chasing rainbows.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 15Aug02       Effective date of registration: 18Sep02

VA-1-153-723
Title: Stripe source.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 1Aug02         Effective date of registration: 18Sep02

VA-1-153-724
Title: Pergola.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 15Apr02        Effective date of registration: 28Aug02

VA-1-153-725
Title: The New York Botanical Garden, a visit to the garden.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 2000           Date of publication: 21Dec01        Effective date of registration: 28Aug02
Title on application: The NY Botanical Garden visit to the GDN.

VA-1-153-726
Title: Country house.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 29Apr02        Effective date of registration: 28Aug02

VA-1-153-748
Title: There's no place like home.
Physical description of the deposit copy: 286 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 1Apr02          Effective date of registration: 28Aug02

VA-1-159-345
Title: Small offerings.
Physical description of the deposit copy: 80 p.
Notes describing the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 30Apr02        Effective date of registration: 26Aug02

VA-1-159-346
Title: American rose garden.
Physical description of the deposit copy: 326 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 16Sep02        Effective date of registration: 23Oct02

VA-1-159-347
Title: Cottage charm.
Physical description of the deposit copy: 244 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 1Oct02           Effective date of registration: 23Oct02

VA-1-165-646
Title: Blue ribbon.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric collection.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Sep02          Effective date of registration: 13Nov02

VA-1-181-224
Title: Garden tour.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcovering & fabric designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Mar03          Effective date of registration: 21Mar03

VA-1-200-717
Title: Atrium.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 31Jan03         Effective date of registration: 16Jul03

VA-1-200-718
Title: Story time : a whimsical collection for children.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 30May03       Effective date of registration: 16Jul03

VA-1-215-062
Title: Family style, kitchen & bath collection / Waverly.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2002           Date of publication: 31May03       Effective date of registration: 15Jul03

VA-1-215-063
Title: Waverly decorates with color / Waverly.
Physical description of the deposit copy: Wallcoverings & upholstery.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2002           Date of publication: 7Apr03          Effective date of registration: 15Jul03

VA-1-217-497
Title: American landscape / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings & fabric designs.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2002           Date of publication: 1Jul03            Effective date of registration: 28Oct03

VA-1-221-013
Title: Schumacher toile portfolio.
Physical description of the deposit copy: 87 p.
Notes describing the deposit copy: Wallcoverings & fabric samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 7Jul03            Effective date of registration: 14Aug03

VA-1-221-015
Title: French accent / Waverly.
Physical description of the deposit copy: 103 p.
Notes describing the deposit copy: Wallcoverings & fabric samples.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2002           Date of publication: 25Jul03          Effective date of registration: 11Sep03

VA-1-221-964
Title: St. Germain Fair.
Physical description of the deposit copy: Prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 2001           Date of publication: 1Jan01           Effective date of registration: 24Sep03
Author on application: artworks, reproductions & drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-221-966
Title: Secret garden.
Physical description of the deposit copy: 94 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Jul03            Effective date of registration: 28Oct03

VA-1-221-967
Title: Remember when.
Physical description of the deposit copy: 84 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Aug03         Effective date of registration: 28Oct03

VA-1-221-984
Title: Damask style.
Physical description of the deposit copy: Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 14Oct03         Effective date of registration: 13Nov03

VA-1-223-055
Title: Grand statements.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of printed fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jul03            Effective date of registration: 7Oct03
Author on application: artwork, reproduction & technical drawings: Schumacher, a division of F. Schumacher & Company.

VA-1-223-095
Title: Schumacher Statements of luxury.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Jul02            Effective date of registration: 24Sep03
Title on application: Statements of luxury.
Author on application: artwork & reproduction: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-224-482
Title: Graceful style.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Jan02           Effective date of registration: 24Sep03
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-224-483
Title: Small offerings.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of printed fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 1Jan02           Effective date of registration: 24Sep03
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-224-484
Title: In her style.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jan03           Effective date of registration: 24Sep03
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-224-485
Title: In his style.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jan03           Effective date of registration: 24Sep03
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-224-486
Title: Serenissima : damasks and textures.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jul03           Effective date of registration: 12Oct03
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-226-406
Title: Grande corniche : classical patterns and textures with coordinating fabrics for your traditional home / aGramercy.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabric sample book.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2002           Date of publication: 1Mar03          Effective date of registration: 20Jun03
Miscellaneous information: C.O. corres.

VA-1-226-407
Title: Spice trade / aGramercy.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper sample book.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2002           Date of publication: 1Feb03          Effective date of registration: 20Jun03
Miscellaneous information: C.O. corres.

VA-1-230-315
Title: Restoration : romantic accents, patterns and finishes for your home.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper sample book.
Claimant: F.   Schumacher  & Company
Date of creation: 2002           Date of publication: 3Mar03          Effective date of registration: 13Jun03

VA-1-230-316
Title: Elegant home : distinctive wallpapers for classical living.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper sample book.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Apr03          Effective date of registration: 13Jun03

VA-1-241-844
Title: Southern charm / Waverly
Physical description of the deposit copy: 107 p.
Notes describing the deposit copy: Wallcoverings & fabric samples.
Claimant: F.   Schumacher , & Company (employer for hire)
Date of creation: 2003           Date of publication: 1Oct03           Effective date of registration: 5Apr04

VA-1-241-845
Title: Island life / Waverly
Physical description of the deposit copy: 80 p.
Notes describing the deposit copy: Wallcoverings & fabric samples.
Claimant: F.   Schumacher , & Company (employer for hire)
Date of creation: 2003           Date of publication: 1Feb04          Effective date of registration: 5Apr04

VA-1-252-753
Title: Summer breeze / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper collection.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2003           Date of publication: 1Apr04          Effective date of registration: 18May04

VA-1-252-756
Title: Saratoga / Waverly.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper collection.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2003           Date of publication: 1Feb04          Effective date of registration: 26Apr04

VA-1-262-922
Title: Garden District / Waverly.
Physical description of the deposit copy: 86 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2003           Date of publication: 11Jun04         Effective date of registration: 29Jun04

VA-1-262-923
Title: Colors for my home / Waverly.
Physical description of the deposit copy: 85 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2003           Date of publication: 1Jun04           Effective date of registration: 29Jun04

VA-1-266-195
Title: Chroma pale neutrals.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jan04           Effective date of registration: 7Jul04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-266-196
Title: Chroma red.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jan04           Effective date of registration: 7Jul04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-266-197
Title: Velvet stripes.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jan04           Effective date of registration: 7Jul04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-266-198
Title: Chroma blue.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Jan04           Effective date of registration: 7Jul04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.

VA-1-275-052
Title: Nantucket / Waverly.
Physical description of the deposit copy: 85 p.
Notes describing the deposit copy: Wallcoverings & fabric samples.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 2003           Date of publication: 1Jul04            Effective date of registration: 30Aug04

VA-1-282-706
Title: Chroma yellow/gold.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Sep04           Effective date of registration: 25Oct04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-282-707
Title: Chroma green.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Sep04           Effective date of registration: 25Oct04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-282-708
Title: Chroma deep neutrals.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Sep04           Effective date of registration: 25Oct04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-282-712
Title: <Les> rayures stripes.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Sample book of textiles.
Claimant: F.   Schumacher  & Company
Date of creation: 2004           Date of publication: 1Sep04           Effective date of registration: 25Oct04
Author on application: artwork, reproductions & technical drawings: Schumacher, a division of F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-282-721
Title: Decorator's notebook.
Notes describing the deposit copy: Cataloged from appl. only. Wallcovering designs.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 1Sep04           Effective date of registration: 4Oct04

VA-1-296-802
Title: Sonoma Valley.
Physical description of the deposit copy: 1 v.
Series title: Waverly ; 4
Notes describing the deposit copy: Wallcoverings & fabric samples.
Claimant: F.   Schumacher  & Company
Date of creation: 2003           Date of publication: 15Sep04         Effective date of registration: 18Jan05

VA-1-297-571
Title: Scenic savannah.
Physical description of the deposit copy: Design on fabric.
Series title: Southern charm ; 667590
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-572
Title: Camellia terrace.
Physical description of the deposit copy: Design on fabric.
Series title: Southern charm ; 667590
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-573
Title: Marietta.
Physical description of the deposit copy: Design on fabric.
Series title: Southern charm ; 667640
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-574
Title: Holly Hill.
Physical description of the deposit copy: Design on fabric.
Series title: Southern charm ; 667660
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-575
Title: Vieux carre.
Physical description of the deposit copy: Design on fabric.
Series title: Garden district ; 668000
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 4Mar05

VA-1-297-576
Title: Jardin d'amour.
Physical description of the deposit copy: Design on fabric.
Series title: Garden district ; 668030
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 4Mar05

VA-1-297-577
Title: Trompe l'oeil tassle.
Physical description of the deposit copy: Design on fabric.
Series title: Garden district ; 668020
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 4Mar05

VA-1-297-578
Title: Ragtime strie.
Physical description of the deposit copy: Design on fabric.
Series title: Garden district ; 668040
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 4Mar05

VA-1-297-579
Title: Lafayette Square.
Physical description of the deposit copy: Design on fabric.
Series title: Garden district ; 668060
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 4Mar05

VA-1-297-580
Title: Mardi Gras vine.
Physical description of the deposit copy: Design on fabric.
Series title: Garden district ; 668010
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 4Mar05

VA-1-297-599
Title: Aloha.
Physical description of the deposit copy: Print on fabric.
Series title: Island life ; no. 667760
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-600
Title: Wailea coast.
Physical description of the deposit copy: Print on fabric.
Series title: Island life ; no. 667710
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-601
Title: Tangier.
Physical description of the deposit copy: Print on fabric.
Series title: Island life ; no. 667023
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-602
Title: Kauai.
Physical description of the deposit copy: Print on fabric.
Series title: Island life ; no. 667740
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-603
Title: Tikki.
Physical description of the deposit copy: Print on fabric.
Series title: Island life ; no. 667730
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-297-604
Title: Maui.
Physical description of the deposit copy: Print on fabric.
Series title: Island life ; no. 667750
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03        Effective date of registration: 4Mar05

VA-1-303-926
Title: Rosette.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666750
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 18Apr05

VA-1-303-927
Title: Kerry.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666840
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 18Apr05

VA-1-303-928
Title: Garden beauty.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666690
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 18Apr05

VA-1-303-929
Title: Ambridge rose.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666970
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 18Apr05

VA-1-303-930
Title: Swan Lake.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666740
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 18Apr05

VA-1-303-931
Title: Romantica.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666730
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 18Apr05

VA-1-303-932
Title: Tea rose.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666710
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 18Apr05

VA-1-303-933
Title: Melrose.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 667040
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 18Apr05

VA-1-303-934
Title: Rosabelle.
Physical description of the deposit copy: Print on fabric.
Series title: American rose garden ; 666700
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 18Apr05

VA-1-304-049
Title: Celtic cover.
Physical description of the deposit copy: Print on fabric.
Series title: Echoes of Ireland collection ; no. 667032
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Oct01           Effective date of registration: 19Apr05
Title on application: Celtic clover.

VA-1-304-050
Title: Brianna.
Physical description of the deposit copy: Print on fabric.
Series title: Echoes of Ireland collection ; no. 666770
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Oct01           Effective date of registration: 19Apr05

VA-1-304-051
Title: Irish summer.
Physical description of the deposit copy: Print on fabric.
Series title: Echoes of Ireland collection ; no. 666780
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Oct01           Effective date of registration: 19Apr05

VA-1-304-052
Title: Donegal rose.
Physical description of the deposit copy: Print on fabric.
Series title: Echoes of Ireland collection ; no. 666790
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Oct01           Effective date of registration: 19Apr05

VA-1-304-053
Title: Merrion Square.
Physical description of the deposit copy: Print on fabric.
Series title: Echoes of Ireland collection ; no. 666800
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Oct01           Effective date of registration: 19Apr05

VA-1-304-084
Title: Seaside rose.
Physical description of the deposit copy: Print on fabric.
Series title: Nantucket collection ; no. 667920
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03           Effective date of registration: 17Mar05

VA-1-304-085
Title: Coastal quilt.
Physical description of the deposit copy: Print on fabric.
Series title: Nantucket collection ; no. 667990
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03           Effective date of registration: 17Mar05

VA-1-304-086
Title: Harbor House Garden.
Physical description of the deposit copy: Print on fabric.
Series title: Nantucket collection ; no. 667930
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03           Effective date of registration: 17Mar05

VA-1-305-070
Title: Irish prose sheer.
Physical description of the deposit copy: Print on fabric.
Series title: Echoes of Ireland collection ; no. 615550
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Oct01           Effective date of registration: 19Apr05

VA-1-307-203
Title: Alley-Oop.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions IV ; no 669390
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 15Jan05           Effective date of registration: 3Jun05
Author on application: Waverly Lifestyle Group, division of F. Schumacher & Company.

VA-1-307-204
Title: Mod squad.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions IV ; no. 669380
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 15Jan05           Effective date of registration: 3Jun05
Author on application: Artwork Design, Ltd., employer for hire.

VA-1-307-205
Title: Hang ten.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions IV ; no. 669400
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 15Jan05           Effective date of registration: 3Jun05
Author on application: Waverly Lifestyle Group, division of F. Schumacher & Company.

VA-1-307-242
Title: Cloisonne quilt.
Physical description of the deposit copy: Print on fabric.
Series title: Eastern origins ; no. 668930
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 17May04           Effective date of registration: 23May05
Author on application: Banafshe  Schippel, author of a work made for hire.

VA-1-307-243
Title: Silk route.
Physical description of the deposit copy: Print on fabric.
Series title: Eastern origins ; no. 668940
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 17May04           Effective date of registration: 23May05
Author on application: Banafshe  Schippel, author of a work made for hire.

VA-1-307-244
Title: Ming Dynasty.
Physical description of the deposit copy: Print on fabric.
Series title: Eastern origins ; no. 668960
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 17May04           Effective date of registration: 23May05
Author on application: Banafshe  Schippel, author of a work made for hire.

VA-1-309-708
Title: Biscayne Bay.
Physical description of the deposit copy: Print on fabric.
Series title: Island Life collection ; no. 667680
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 26Mar03           Effective date of registration: 4Mar05
Author on application: artwork: Artisan Studio, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-309-709
Title: Boca botanical.
Physical description of the deposit copy: Print on fabric.
Series title: Island Life collection ; no. 667670
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 26Mar03           Effective date of registration: 4Mar05
Author on application: artwork: Artisan Studio, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-309-710
Title: Polynesian swing.
Physical description of the deposit copy: Print on fabric.
Series title: Island Life collection ; no. 667770
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 4Mar05
Author on application: artwork: Linda  Bruce.
Miscellaneous information: C.O. corres.

VA-1-309-711
Title: Collectors notebook.
Physical description of the deposit copy: Print on fabric.
Series title: Island Life collection ; no. 667720
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 4Mar05
Author on application: artwork: Banafshe  Schippel, author of a work made for hire.
Miscellaneous information: C.O. corres.

VA-1-313-263
Title: Beverly Glen.
Physical description of the deposit copy: Design on fabric.
Series title: Beverly Hills Drive ; 669030
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 17May04       Effective date of registration: 16May05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-313-264
Title: Sweet pastimes.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions I ; 668100
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 14Jul03          Effective date of registration: 16May05

VA-1-313-265
Title: Bal harbour.
Physical description of the deposit copy: Design on fabric.
Series title: Coconut grove ; 669430
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 16Dec04        Effective date of registration: 16May05

VA-1-313-266
Title: Sunset Boulevard.
Physical description of the deposit copy: Design on fabric.
Series title: Beverly Hills Drive ; 668980
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 17May04       Effective date of registration: 16May05

VA-1-313-267
Title: Hollywood '' vine.
Physical description of the deposit copy: Design on fabric.
Series title: Beverly Hills Drive ; 669000
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 17May04       Effective date of registration: 16May05

VA-1-313-268
Title: Carriage House rose.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667520
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 18May05
Information on previous related works: Preexisting material: antique fabric document.
Limitation on claim; New matter: adaptation of design & additional artwork.

VA-1-313-269
Title: Club house vine.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667540
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 18May05

VA-1-313-270
Title: A round of golf.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667560
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 18May05
Author on application: artwork: Banafshe Schippel Design, employer for hire.

VA-1-313-271
Title: Hunter's Ridge.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667840
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 18May05

VA-1-313-272
Title: Polo promenade.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667580
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 18May05
Author on application: artwork: Hayward Daniel Studio, employer for hire.

VA-1-313-273
Title: Paddock shawl.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667860
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 17Sep03        Effective date of registration: 18May05
Author on application: artwork: Cachemire et Fleurs, employer for hire.

VA-1-313-274
Title: Eagle crest.
Physical description of the deposit copy: Design on fabric.
Series title: Saratoga ; 667570
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 17Sep03        Effective date of registration: 18May05

VA-1-313-275
Title: On the rocks.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions III ; 669060
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 5May05
Author on application: artwork: Linda Zara  Stewart.

VA-1-313-276
Title: Pink flamingo.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions III ; 669100
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 5May05

VA-1-313-277
Title: Monkeyin' around.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions III ; 669070
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 5May05
Author on application: artwork: Colwill & Waud, employer for hire.

VA-1-313-278
Title: Deco dots.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions III ; 669080
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 5May05

VA-1-313-279
Title: Tropical topics.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions III collection ; 669050
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 5May05
Author on application: artwork: Colwill & Waud, employer for hire.

VA-1-313-280
Title: Cocktail party.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions III ; 669040
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 5May05
Author on application: artwork: Linda Zara  Stewart.

VA-1-313-284
Title: Fox trot.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668480
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Nov03       Effective date of registration: 16May05

VA-1-313-285
Title: Palm coast.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668320
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Nov03       Effective date of registration: 16May05

VA-1-313-286
Title: Little treasure.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668500
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Nov03           Effective date of registration: 16May05

VA-1-313-287
Title: Cabana Village.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668460
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Nov03           Effective date of registration: 16May05

VA-1-313-288
Title: Garden gallery.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668620
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Nov03           Effective date of registration: 16May05

VA-1-313-289
Title: Orchid Cove.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668640
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 24Nov03           Effective date of registration: 16May05
Author on application: artwork: Artisan Studio, employer for hire.

VA-1-313-290
Title: Darling Dahlia.
Physical description of the deposit copy: Design on fabric.
Series title: Classic companions II ; 668610
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Nov03           Effective date of registration: 16May05

VA-1-313-414
Title: Santa Rosa.
Physical description of the deposit copy: Art reproduction.
Series title: Sonoma Valley ; no. 668830
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Mar04           Effective date of registration: 4May05

VA-1-313-415
Title: Edgewood Estate.
Physical description of the deposit copy: Art reproduction.
Series title: Sonoma Valley ; no. 668820
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Mar04           Effective date of registration: 4May05

VA-1-313-416
Title: Vineyard scroll.
Physical description of the deposit copy: Art reproduction.
Series title: Sonoma Valley ; no. 668720
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Mar04           Effective date of registration: 4May05

VA-1-313-417
Title: Sable Ridge.
Physical description of the deposit copy: Art reproduction.
Series title: Sonoma Valley ; no. 668710
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 24Mar04           Effective date of registration: 4May05
Author on application: artwork: March Mill Studio, employer for hire.

VA-1-313-418
Title: Rutherford Hill.
Physical description of the deposit copy: Art reproduction.
Series title: Sonoma Valley ; no. 668690
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2003           Date of publication: 24Mar04           Effective date of registration: 4May05

VA-1-313-419
Title: Flea market.
Physical description of the deposit copy: Art reproduction.
Series title: Remember when collection ; no. 667400
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 5May05
Author on application: artwork: Banafshe  Schippel, author of a work for hire.

VA-1-313-420
Title: Heirloom trellis.
Physical description of the deposit copy: Art reproduction.
Series title: Remember when collection ; no. 667370
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 5May05

VA-1-313-421
Title: Keepsake rose.
Physical description of the deposit copy: Art reproduction.
Series title: Remember when collection ; no. 667410
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 5May05
Author on application: artwork: Linda  Bruce, author of a work made for hire.

VA-1-313-422
Title: Forever yours.
Physical description of the deposit copy: Art reproduction.
Series title: Remember when collection ; no. 667360
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 5May05

VA-1-313-423
Title: Primrose paisley.
Physical description of the deposit copy: Art reproduction.
Series title: Remember when collection ; no. 667390
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 5May05

VA-1-313-564
Title: Fair Oaks.
Physical description of the deposit copy: Print on fabric.
Series title: Southern Charm collection ; no. 667650
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 4Mar05
Author on application: Artisan, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-313-565
Title: Callaway Plantation.
Physical description of the deposit copy: Print on fabric.
Series title: Southern Charm collection ; no. 667620
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 26Mar03           Effective date of registration: 4Mar05
Author on application: Pixie Studio, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-313-566
Title: Rue D'Orleans.
Physical description of the deposit copy: Print on fabric.
Series title: Garden District collection ; no. 668050
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 17Sep03           Effective date of registration: 4Mar05
Author on application: Banafshe Schippel, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-313-567
Title: Bourbon Street.
Physical description of the deposit copy: Print on fabric.
Series title: Garden District collection ; no. 668070
Claimant: Waverly Lifestyle Group
Date of creation: 2003           Date of publication: 17Sep03           Effective date of registration: 4Mar05
Author on application: Banafshe Schippel, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-313-660
Title: Legumes.
Physical description of the deposit copy: Fabric design.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 9Oct02           Effective date of registration: 19May05
Author on application: Banafshe  Schippel, author of a work made for hire.

VA-1-313-661
Title: <La> belle campagne.
Physical description of the deposit copy: Fabric design.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 9Oct02           Effective date of registration: 19May05

VA-1-313-662
Title: Vignette toile.
Physical description of the deposit copy: Fabric design.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 9Oct02           Effective date of registration: 19May05

VA-1-313-663
Title: Anjou.
Physical description of the deposit copy: Fabric design.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 9Oct02           Effective date of registration: 19May05

VA-1-313-664
Title: Coq-a-doodle-do.
Physical description of the deposit copy: Fabric design.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 9Oct02           Effective date of registration: 19May05

VA-1-313-665
Title: Limoges.
Physical description of the deposit copy: Fabric design.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2002           Date of publication: 9Oct02           Effective date of registration: 19May05

VA-1-315-938
Title: Copper Mountain.
Series title: Woodland retreat ; 669560
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 3Jan05           Effective date of registration: 22Jun05
Author on application: artwork: Nick  Colwill.

VA-1-315-939
Title: Budding Trail.
Series title: Woodland retreat ; 669540
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 3Jan05           Effective date of registration: 22Jun05

VA-1-315-940
Title: Aspen Falls.
Series title: Woodland retreat ; 669350
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 3Jan05           Effective date of registration: 22Jun05
Author on application: artwork: Valmir  Puato, author of a work made for hire.

VA-1-315-941
Title: Laurel Springs.
Series title: Woodland retreat ; 669530
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 3Jan05           Effective date of registration: 22Jun05

VA-1-315-942
Title: Pine Meadow.
Series title: Woodland retreat ; 669550
Notes describing the deposit copy: Cataloged from appl. only. Fabric design.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 3Jan05           Effective date of registration: 22Jun05
Author on application: artwork: Artisan Studio, employer for hire.

VA-1-316-012
Title: All aboard.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667050
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 29Apr05
Author on application: Banafshe  Schippel, author of a work made for hire.

VA-1-316-013
Title: Landmark toile.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667230
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 29Apr05

VA-1-316-014
Title: Little soles.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667090
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02        Effective date of registration: 29Apr05

VA-1-316-015
Title: Flutter.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667100
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 29Apr05

VA-1-316-016
Title: Dress up.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667070
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 29Apr05

VA-1-316-017
Title: Tea for two.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667110
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 29Apr05

VA-1-316-018
Title: Forward march.
Physical description of the deposit copy: Fabric design.
Series title: Story time II ; 667130
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, division of F. Schumacher & Company
Date of creation: 2001           Date of publication: 10Apr02           Effective date of registration: 29Apr05

VA-1-316-295
Title: Grand central.
Physical description of the deposit copy: Fabric design.
Series title: Metropolitan ; no. 669580
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2004           Date of publication: 15Jan05           Effective date of registration: 22Jun05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-316-296
Title: Columbus circle.
Physical description of the deposit copy: Fabric design.
Series title: Metropolitan ; no. 669600
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 15Jan05           Effective date of registration: 22Jun05

VA-1-316-297
Title: Soho stripe.
Physical description of the deposit copy: Fabric design.
Series title: Metropolitan ; no. 669590
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group, a division of F. Schumacher & Company
Date of creation: 2004           Date of publication: 15Jan05           Effective date of registration: 22Jun05

VA-1-316-425
Title: Beach comber.
Physical description of the deposit copy: Fabric design.
Series title: Nantucket ; 668600
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 17Sep03        Effective date of registration: 17Mar05
Author on application: artwork: Banafshe  Schippel, author or a work made for hire.
Miscellaneous information: C.O. corres.

VA-1-316-426
Title: Mariner's voyage.
Physical description of the deposit copy: Fabric design.
Series title: Nantucket ; 667970
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Lifestyle Group
Date of creation: 2002           Date of publication: 17Sep03        Effective date of registration: 17Mar05
Author on application: artwork: Banafshe  Schippel, author or a work made for hire.
Miscellaneous information: C.O. corres.

VA-1-321-716
Title: Morris Way.
Physical description of the deposit copy: Print on fabric.
Series title: Plush patterns II ; 648950
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Feb05          Effective date of registration: 20Sep05
Author on application: Linda Zara  Stewart, author of work made for hire.

VA-1-321-717
Title: Rose garden gingham.
Physical description of the deposit copy: Print on fabric.
Series title: Remember when ; 648870
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2003           Date of publication: 1Jan03           Effective date of registration: 20Sep05

VA-1-321-718
Title: Morris stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Plush patterns II ; 648990
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Feb05          Effective date of registration: 20Sep05
Author on application: Tom   Lewis  Studio, employer for hire.

VA-1-321-719
Title: Albero.
Physical description of the deposit copy: Print on fabric.
Series title: Terra sole ; 649690
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Apr05          Effective date of registration: 20Sep05

VA-1-321-720
Title: Colette embroidery.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven spring 2004 ; 22710
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Schumacher, a division of F. Schumacher & Company, employer for hire.
Information on previous related works: Based on embroidery pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-721
Title: Lorenzo silk velvet.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven spring 2004 ; 43530
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Schumacher, a division of F. Schumacher & Company, employer for hire.
Information on previous related works: Based on antique velvet pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-722
Title: Scarlatti silk damask.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven spring 2004 ; 22700
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jan04           Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Schumacher, a division of F. Schumacher & Company, employer for hire.
Information on previous related works: Based on antique woven pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-723
Title: Chatelaine paisley.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven fall 2004 ; 50770
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Schumacher, a division of F. Schumacher & Company, employer for hire.
Information on previous related works: Based on antique paisley pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-724
Title: Renzo damask.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven fall 2004 ; 50810
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Schumacher, a division of F. Schumacher & Company, employer for hire.
Information on previous related works: Based on antique woven pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-725
Title: Monteverdi damask.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven fall 2004 ; 50760
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Rubelli, employer for hire.
Information on previous related works: Based on silk pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-726
Title: Contina Bargello.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven fall 2004 ; 50490
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Schiatti  Tessuti, author of work made for hire.
Information on previous related works: Based on old tapestry pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-727
Title: Alexandria damask.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven spring 2004 ; 22690
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jan04           Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Margueroy, employer for hire.
Information on previous related works: Based on old tapestry pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-728
Title: Leopard linen epingle.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven spring 2004 ; 43510
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: <Le> Clerq, employer for hire.
Information on previous related works: Based on various tapestry patterns.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-729
Title: Somerset crewel.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven fall 2004 ; 50470
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jan04           Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: Lakshmi Handicrafts, employer for hire.
Information on previous related works: Based on antique woven pattern.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-730
Title: Zebra epingle.
Physical description of the deposit copy: Textile.
Series title: Schumacher woven spring 2004 ; 43490
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2004           Date of publication: 1Jul04            Effective date of registration: 7Mar05
Author on application: artwork & reproduction of artwork: <Le> Clerq, employer for hire.
Information on previous related works: Based on various tapestry patterns.
Limitation on claim; New matter: adaptation of design, additional artistic work & new reproduction.
Miscellaneous information: C.O. corres.

VA-1-321-736
Title: Madeline.
Physical description of the deposit copy: Design on fabric.
Series title: Lumina ; 615740
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Jun05           Effective date of registration: 21Sep05

VA-1-321-737
Title: Scenic safari.
Physical description of the deposit copy: Design on fabric.
Series title: Tribal rhythms ; 666860
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2001           Date of publication: 1Jul01            Effective date of registration: 21Sep05
Author on application: artwork: Cachemire et Fleurs, employer for hire.

VA-1-321-745
Title: Smith point.
Physical description of the deposit copy: Design on fabric.
Series title: Plush patterns I ; 649260
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Mar04          Effective date of registration: 21Sep05
Author on application: artwork: Marlene Goldstein Designs, employer for hire.

VA-1-321-746
Title: Haverhill.
Physical description of the deposit copy: Design on fabric.
Series title: Plush patterns I ; 649300
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Mar04          Effective date of registration: 21Sep05
Author on application: artwork: Valmir  Puato, author or a work made for hire.

VA-1-321-747
Title: French quarter.
Physical description of the deposit copy: Design on fabric.
Series title: Plush patterns I ; 649350
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Mar04          Effective date of registration: 21Sep05
Author on application: artwork: Atelier Willy Herman, employer for hire.

VA-1-321-748
Title: Pasadena stripe.
Physical description of the deposit copy: Design on fabric.
Series title: Plush patterns I ; 649250
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Mar04          Effective date of registration: 21Sep05
Information on previous related works: Preexisting material: antique fabric document.
Limitation on claim; New matter: adaptation of design & additional artistic work.

VA-1-321-749
Title: Concord.
Physical description of the deposit copy: Design on fabric.
Series title: Plush patterns I ; 649280
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Mar04          Effective date of registration: 21Sep05
Author on application: artwork: Diane  Harrison, author or a work made for hire.

VA-1-321-751
Title: Congress Park.
Physical description of the deposit copy: Design on fabric.
Series title: Plush patterns I ; 649360
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Mar04          Effective date of registration: 21Sep05
Author on application: artwork: Artwork, Ltd., employer for hire.

VA-1-321-779
Title: Tegola : Terra sole : no. 649590.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Apr05          Effective date of registration: 20Sep05

VA-1-325-877
Title: Encircle.
Physical description of the deposit copy: Fabric design.
Series title: Contours ; 670410
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Aug05         Effective date of registration: 12Oct05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-325-878
Title: Hexagon.
Physical description of the deposit copy: Fabric design.
Series title: Contours ; 670400
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Aug05         Effective date of registration: 12Oct05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-325-879
Title: Curvature.
Physical description of the deposit copy: Fabric design.
Series title: Contours ; 670390
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Aug05         Effective date of registration: 12Oct05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-325-880
Title: Shapes.
Physical description of the deposit copy: Fabric design.
Series title: Contours ; 670380
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Aug05         Effective date of registration: 12Oct05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-325-881
Title: Sketches.
Physical description of the deposit copy: Fabric design.
Series title: Contours ; 670370
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Aug05         Effective date of registration: 12Oct05
Author on application: artwork: Artwork Design, Ltd., employer for hire.

VA-1-325-973
Title: Devon damask.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Feb05          Effective date of registration: 21Sep05
Information on previous related works: Preexisting material: antique fabric document.
Limitation on claim; New matter: adaptation of design & additional artistic work.

VA-1-325-974
Title: Aspen.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Feb05          Effective date of registration: 20Sep05
Information on previous related works: Preexisting material: antique fabric document.
Limitation on claim; New matter: adaptation of design & additional artistic work.

VA-1-328-881
Title: Wind.
Physical description of the deposit copy: Print on fabric.
Series title: [Harmonics ; 669800]
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Apr05          Effective date of registration: 21Oct05

VA-1-328-882
Title: Harmony.
Physical description of the deposit copy: Print on fabric.
Series title: [Harmonics ; 669780]
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Apr05          Effective date of registration: 21Oct05

VA-1-328-883
Title: Essence.
Physical description of the deposit copy: Print on fabric.
Series title: [Harmonics ; 669810]
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Apr05           Effective date of registration: 21Oct05
Author on application: Giacomo  Barzaghi, author of a work made for hire.

VA-1-328-884
Title: Simplicity.
Physical description of the deposit copy: Print on fabric.
Series title: [Harmonics ; 669850]
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Apr05           Effective date of registration: 21Oct05
Author on application: Bitte  Stenstrom.

VA-1-331-463
Title: Sling back.
Physical description of the deposit copy: Print on fabric.
Series title: JAS tweeners ; 670280
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Sep05           Effective date of registration: 2Nov05

VA-1-335-741
Title: Stetson.
Physical description of the deposit copy: Textile.
Series title: Plush patterns II ; 649515
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Feb05           Effective date of registration: 21Dec05
Author on application: Tom Lewis Studios, employer for hire.

VA-1-335-742
Title: Hot '' spicy.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669770]
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Jul05             Effective date of registration: 21Dec05

VA-1-335-743
Title: Candyland.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669880]
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Jul05             Effective date of registration: 21Dec05
Author on application: Artwork Design, Ltd., employer for hire.

VA-1-335-744
Title: All in the cards.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669790]
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Jul05             Effective date of registration: 21Dec05

VA-1-335-745
Title: Whirlpool.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669900]
Claimant: Waverly Fabrics
Date of creation: 2004           Date of publication: 1Jul05           Effective date of registration: 21Dec05
Author on application: Artwork Design, Ltd., employer for hire.

VA-1-335-746
Title: Go Team.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669910]
Claimant: Waverly Fabrics
Date of creation: 2003           Date of publication: 1Jul05           Effective date of registration: 21Dec05
Author on application: Banafshe Schippel Studio, employer for hire.

VA-1-335-747
Title: Happy hour.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669930]
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Jul05           Effective date of registration: 21Dec05
Author on application: Banafshe Schippel Studio, employer for hire.

VA-1-335-748
Title: Flip flops.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companions V ; 669940]
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Jul05           Effective date of registration: 21Dec05
Author on application: Banafshe Schippel Studio, employer for hire.

VA-1-339-724
Title: <La> bete sauvage.
Physical description of the deposit copy: Textile.
Series title: Schumacher wovens, fall 2005 ; 51471
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jul05           Effective date of registration: 3Jan06
Author on application: Rubelli, employer for hire.
Information on previous related works: Appl. identifies woven antique doc. as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-725
Title: Sidonie embroidery.
Physical description of the deposit copy: Embroidery.
Series title: Schumacher wovens, spring 2005 ; 50931
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jan05           Effective date of registration: 3Jan06
Author on application: Artee Collections, employer for hire.
Information on previous related works: Appl. identifies embroidered antique doc. as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-734
Title: Mansoor paisley.
Physical description of the deposit copy: Textile.
Series title: Schumacher wovens spring 2005 ; 50860
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jan05           Effective date of registration: 3Jan06
Author on application: Tissage de Gravigny, employer for hire.
Information on previous related works: Appl. identifies old shiny indian shawl as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-735
Title: Giardino damask.
Physical description of the deposit copy: Textile.
Series title: Schumacher wovens spring 2005 ; 50850
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jan05           Effective date of registration: 3Jan06
Author on application: Giuseppe De Negri, author of a work made for hire.
Information on previous related works: Appl. identifies old renaissance tapestry as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-736
Title: Venezia damask.
Physical description of the deposit copy: Textile.
Series title: Schumacher wovens spring 2005 ; 50750
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jan05           Effective date of registration: 3Jan06
Author on application: DeNegri, AOS, employer for hire.
Information on previous related works: Appl. identifies antique doc. as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-737
Title: Lampas chinois.
Physical description of the deposit copy: Textile.
Series title: Schumacher wovens fall 2005 ; 51460
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jul05           Effective date of registration: 3Jan06
Author on application: DeNegri, AOS, employer for hire.
Information on previous related works: Appl. identifies antique doc. as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-750
Title: Brighton silk damask.
Physical description of the deposit copy: Print on fabric.
Series title: Schumacher wovens fall 2005 ; 51490
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jul05           Effective date of registration: 3Jan06
Author on application: Intex, employer for hire.
Information on previous related works: Appl. identifies antique doc. as preexisting.
Limitation on claim; New matter: adaptation of design and additional artistic work and new reproduction.

VA-1-339-843
Title: Milkweed.
Physical description of the deposit copy: Fabric design.
Series title: Contours ; 649950
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Oct05           Effective date of registration: 17Jan06
Author on application: artwork: Affabre--The Studio Group, employer for hire.

VA-1-339-844
Title: Pemberton floral.
Physical description of the deposit copy: Fabric design.
Series title: Romantic overtures ; 649980
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Oct05           Effective date of registration: 17Jan06
Author on application: artwork: Zhongwang  Mill (author of a work made for hire)

VA-1-339-845
Title: Maxine damask.
Physical description of the deposit copy: Fabric design.
Series title: Pathways ; 649970
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Oct05           Effective date of registration: 17Jan06
Author on application: artwork: March Mill Studio, employer for hire.

VA-1-339-846
Title: Colette.
Physical description of the deposit copy: Fabric design.
Series title: Romantic overtures ; 649990
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics
Date of creation: 2005           Date of publication: 1Oct05           Effective date of registration: 17Jan06
Author on application: artwork: Your Image Plus, employer for hire.

VA-1-349-774
Title: Artisan collection.
Physical description of the deposit copy: 90 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Apr05           Effective date of registration: 3Jan06
Author on application: artwork & reproductions: Schumacher, a division of F. Schumacher & Company
Miscellaneous information: C.O. corres.

VA-1-357-376
Title: Tres chic : no. 670680.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companion VI ; 670680]
Claimant: Waverly Fabrics division of F. Schumacher & Company.
Date of creation: 2005           Date of publication: 1Dec05           Effective date of registration: 27Apr06
Author on application: artwork: Banafshe Schippel Studio, employer for hire.

VA-1-357-377
Title: Tarzan : no. 670712.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companion VI ; 670710]
Claimant: Waverly Fabrics division of F. Schumacher & Company.
Date of creation: 2005           Date of publication: 1Dec05           Effective date of registration: 27Apr06

VA-1-357-378
Title: Hula hoop : no. 670662.
Physical description of the deposit copy: Print on fabric.
Series title: [Classic companion VI ; 670660]
Claimant: Waverly Fabrics, division of F. Schumacher & Company.
Date of creation: 2005           Date of publication: 1Dec05           Effective date of registration: 27Apr06

VA-1-357-588
Title: Wynfield manor.
Physical description of the deposit copy: Textile.
Series title: [Southern charm ; 649010]
Claimant: Waverly Fabrics, division of F. Schumacher & Company.
Date of creation: 2003           Date of publication: 1Feb03           Effective date of registration: 1Mar06
Author on application: artwork: Atelier Willy Herman, employer for hire.

VA-1-357-589
Title: Isle of palm.
Physical description of the deposit copy: Textile.
Series title: [Island life ; 649100]
Claimant: Waverly Fabrics, division of F. Schumacher & Company.
Date of creation: 2003           Date of publication: 1Feb03           Effective date of registration: 1Mar06
Author on application: artwork: Atelier Willy Herman, employer for hire.

VA-1-369-320
Title: Plein air ; Fiji check ; Pareo ... [et al.]
Physical description of the deposit copy: Textiles.
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: F. Schumacher & Company
Date of creation: 2006           Date of publication: 1Jan06           Effective date of registration: 28Apr06
Author on application: Schumacher, a division of F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VA-1-369-549
Title: Kashan.
Physical description of the deposit copy: Fabric design.
Series title: Exotic passages ; 650060
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Nov05           Effective date of registration: 21Jun06
Author on application: artwork: Colwill & Waud--Studio, employer for hire.

VA-1-369-550
Title: Velvet leaf.
Physical description of the deposit copy: Fabric design.
Series title: Exotic passages ; 650050
Notes describing the deposit copy: Cataloged from appl. only.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Nov05           Effective date of registration: 21Jun06

VA-1-373-542
Title: Haven : no. 670870.
Physical description of the deposit copy: Print on fabric.
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2006           Date of publication: 1May06         Effective date of registration: 1Aug06

VA-1-373-570
Title: Summer splendor.
Physical description of the deposit copy: Print on fabric.
Series title: In the garden ; 670860
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2006           Date of publication: 1May06         Effective date of registration: 1Aug06

VA-1-373-571
Title: Dover damask.
Physical description of the deposit copy: Print on fabric.
Series title: Classic companions 7 ; 671090
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2005           Date of publication: 1Jun06           Effective date of registration: 1Aug06
Author on application: artwork: Garance Studio, employer for hire.

VA-1-373-572
Title: Windsor stripe.
Physical description of the deposit copy: Print on fabric.
Series title: Classic companions 7 ; 671100
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 2006           Date of publication: 1May06         Effective date of registration: 1Aug06

VAu-145-003
Title: Town hall stripe.
Physical description of the deposit copy: fabric design.
Series title: Classics collection ; 655284
Claimant: Waverly Fabrics, division of F. Schumacher & Company
Date of creation: 1987           Effective date of registration: 17Oct88

XREF: Waverly Fabrics, <division of F. Schumacher & Company.>  SEE F. Schumacher  & Company.  Waverly Fabrics.

VAu-171-794
Title: Kaleidoscope / by aVillage.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  and Company
Date of creation: 1990           Effective date of registration: 1Mar90
Author on application: F. Schumacher and Company, employer for hire.

VAu-171-795
Title: Design studio.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  and Company
Date of creation: 1990           Effective date of registration: 1Mar90

VAu-171-796
Title: Fountain grove / by aGramercy.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  and Company
Date of creation: 1990           Effective date of registration: 1Mar90
Author on application: F. Schumacher and Company, employer for hire.

VAu-171-797
Title: Morning garden.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  and Company
Date of creation: 1990           Effective date of registration: 1Mar90

VAu-184-401
Title: At home with village.
Physical description of the deposit copy: wallcovering & fabric designs : 103 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 23Jul90
Miscellaneous information: C.O. corres.

VAu-184-402
Title: Xanadu.
Physical description of the deposit copy: wallcovering designs : 43 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 23Jul90
Miscellaneous information: C.O. corres.

VAu-184-403
Title: Masterpiece / by aF.  Schumacher.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 23Jul90
Author on application: F. Schumacher & Company, employer for hire.
Miscellaneous information: C.O. corres.

VAu-184-404
Title: My favorite things.
Physical description of the deposit copy: wallcovering & fabric designs : 114 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 20Jul90

VAu-188-523
Title: Glorious.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  and Company
Date of creation: 1990           Effective date of registration: 23Aug90

VAu-190-226
Title: Alfresco.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 6Nov90

VAu-190-227
Title: House party.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 20Sep90

VAu-196-504
Title: Band box.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  and Company
Date of creation: 1990           Effective date of registration: 19Nov90

VAu-197-534
Title: Time & again OSV.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 13Feb91

VAu-204-942
Title: Duets : fine wallcoverings with companion borders and fabrics / Waverly.
Physical description of the deposit copy: 121 p.
Claimant: F. Schumacher & Company
Date of creation: 1991           Effective date of registration: 24Apr91
Author on application: F.   Schumacher  and Company, employer for hire.

VAu-209-432
Title: Waverly bed and bath.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Effective date of registration: 26Apr91

VAu-211-445
Title: Remembrance.
Physical description of the deposit copy: Wallpaper designs.
Series title: The Victorian collection
Claimant: F.  Schumacher  & Company
Date of creation: 1991           Effective date of registration: 16Aug91

VAu-212-226
Title: tClub classics : Waverly.
Physical description of the deposit copy: Wallcovering sample book.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Effective date of registration: 16Sep91

VAu-218-464
Title: Documents.
Physical description of the deposit copy: Wallpaper collection.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Effective date of registration: 12Nov91
Title on application: Attached.

VAu-218-614
Title: Small talk.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Effective date of registration: 19Dec91

VAu-219-820
Title: Waverly baby.
Physical description of the deposit copy: Wallcoverings & prints on fabric; 112 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Effective date of registration: 12Nov91

VAu-224-869
Title: Country fair.
Physical description of the deposit copy: Wallcoverings : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1990           Effective date of registration: 13Feb91

VAu-225-171
Title: Frank Lloyd Wright.
Physical description of the deposit copy: Wallpaper book.
Claimant: F.   Schumacher  & Company
Date of creation: 1991           Effective date of registration: 24Mar92

VAu-226-012
Title: Back country.
Physical description of the deposit copy: Wallcoverings : 122 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 24Mar92

VAu-233-365
Title: <Il> palazzo collezione.
Physical description of the deposit copy: Wallcoverings : 100 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 10Aug92
Title on application: <Il> palazzo.

VAu-233-366
Title: Mademoiselle coquette.
Physical description of the deposit copy: Wallcoverings : 99 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 10Aug92

VAu-233-367
Title: Ivy Lane.
Physical description of the deposit copy: Wallcoverings : 125 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 10Aug92
Title on application: Ivy Lane/Garden room II.

VAu-235-966
Title: Amer. life.
Physical description of the deposit copy: wallcovering & fabric designs : 120 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 2Sep92
Title on application: American life.

VAu-235-967
Title: Past & present.
Physical description of the deposit copy: wallcovering & fabric designs : 115 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 31Aug92

VAu-235-968
Title: <La> Mascarade des papiers.
Physical description of the deposit copy: wallcovering & fabric designs : 93 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 14Aug92

VAu-235-969
Title: The Gardens of Kashmir.
Physical description of the deposit copy: wallcovering & fabric designs : 110 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 14Aug92

VAu-235-970
Title: Williamsburg wallpapers, historic reproductions.
Physical description of the deposit copy: wallcovering & fabric designs : 104 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 14Aug92
Title on application: Williamsburg historic reproductions.

VAu-235-971
Title: Waverly borders.
Physical description of the deposit copy: wallcovering designs : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 14Aug92

VAu-240-948
Title: Nature's garden.
Physical description of the deposit copy: Wallpaper & fabric : 117 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 17Dec92

VAu-240-949
Title: Special places.
Physical description of the deposit copy: Wallpaper & fabric : 122 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 17Dec92

VAu-241-415
Title: Carriage house collection.
Physical description of the deposit copy: Wallpaper & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 14Dec92
Title on application: Carriage house.

VAu-244-191
Title: The Gardens of Kashmir.
Physical description of the deposit copy: Wallcovering & fabric designs : 110 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 30Dec92

VAu-244-846
Title: Au courant V.
Physical description of the deposit copy: Wallpaper & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 30Dec92

VAu-247-890
Title: Williamsburg, a renaissance : wallpapers, borders & fabrics.
Physical description of the deposit copy: 103 p.
Notes describing the deposit copy: Includes Architectural accents brochure, price list & coding system flyer.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 19Mar93

VAu-250-011
Title: Historic Natchez collection : vol. 2.
Physical description of the deposit copy: Wallpaper & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 25Mar93
Title on application: Natchez, vol. 2.

VAu-250-440
Title: In bloom.
Physical description of the deposit copy: Wallpaper : 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 2Apr93

VAu-251-318
Title: Elements 3.
Physical description of the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 25Mar93

VAu-251-319
Title: Schumacher transitional : a retrospective collection.
Physical description of the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 2Apr93

VAu-277-104
Title: Young at heart : a collection of fine wallcoverings, borders and companion fabrics.
Physical description of the deposit copy: 117 p.
Claimant: F.   Schumacher  & Company
Date of creation: 1992           Effective date of registration: 25Mar93
Miscellaneous information: C.O. corres.

VAu-282-514
Title: Brittany Isle.
Physical description of the deposit copy: 93 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 25Oct93

VAu-282-515
Title: Encore III.
Physical description of the deposit copy: 92 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 25Oct93

VAu-282-516
Title: Point of view.
Physical description of the deposit copy: 127 p.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 25Oct93

VAu-285-172
Title: High tea.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-285-173
Title: <Le> connoisseur III.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-285-174
Title: Tone on tone.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-287-081
Title: Decorum.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-287-082
Title: Paper magic.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-287-083
Title: Fabulous faux.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-287-255
Title: Simply textures : a collection of textures and coordinating borders / Waverly.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1993           Effective date of registration: 7Dec93

VAu-292-595
Title: A collection of 2001 textures and borders.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper book.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 3Feb94
Title on application: 2001.

VAu-296-370
Title: Basics and borders.
Physical description of the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 11Mar94
Miscellaneous information: C.O. corres.

VAu-296-371
Title: Library of Congress.
Physical description of the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 11Mar94
Limitation on claim; New matter: wallcovering designs based on preexisting documents.
Miscellaneous information: C.O. corres.

VAu-301-333
Title: Studio collection.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 20May94

VAu-301-334
Title: Damask collection.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 2Jun94

VAu-301-339
Title: Bermuda.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 22Apr94

VAu-301-340
Title: Astor Terrace.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 22Apr94

VAu-301-828
Title: Border it] : a collection of borders and companion wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 3Feb94
Miscellaneous information: C.O. corres.

VAu-301-829
Title: Country weekend : a collection of fine wallcoverings with companion borders and fabrics.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 3Feb94
Miscellaneous information: C.O. corres.

VAu-301-830
Title: Solitaire : a collection of fine wallcoverings, borders, and companion fabrics.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 23Mar94

VAu-301-831
Title: Floral companions.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 22Mar94

VAu-301-932
Title: Romanesque.
Physical description of the deposit copy: Wallcovering.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 18Jul94

VAu-307-831
Title: Faux collection.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 16Sep94

VAu-308-440
Title: Seasons.
Physical description of the deposit copy: Wallpaper & fabric samples.
Claimant: F.   Schumacher  & Company
Date of creation: 1993           Effective date of registration: 22Feb94

VAu-309-072
Title: Cottage classics : a collection of fine wallcoverings, borders and companion fabrics.
Physical description of the deposit copy: 1 v.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 26Sep94

VAu-309-073
Title: Nuance.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 26Sep94

VAu-309-074
Title: Children's collection.
Physical description of the deposit copy: 1 v.
Notes describing the deposit copy: Wallpaper & fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 18Oct94

VAu-315-516
Title: Country house.
Physical description of the deposit copy: Wallcoverings.
Series title: Waverly designer series
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1994           Effective date of registration: 30Dec94

VAu-315-517
Title: Treasure chest.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 30Dec94

VAu-315-518
Title: Garden tour / Waverly.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1994           Effective date of registration: 30Dec94

VAu-316-732
Title: Classica.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 1Nov94

VAu-324-886
Title: Finishing effects : vol. 2.
Physical description of the deposit copy: Wallcoverings.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 10Feb95

VAu-325-056
Title: Classic portfolio.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 13Feb95

VAu-333-970
Title: American classics borders : a collection of fine borders, wallcoverings, and companion fabrics / Waverly.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1994           Effective date of registration: 30Mar95

VAu-333-971
Title: Schumacher Spring fare.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Effective date of registration: 30Mar95
Title on application: Spring fare.

VAu-333-972
Title: The golden era / aGramercy.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Effective date of registration: 30Mar95

VAu-338-006
Title: Gentry.
Physical description of the deposit copy: Wallcoverings & prints on fabric.
Claimant: F.   Schumacher  & Company
Date of creation: 1994           Effective date of registration: 30Dec94

VAu-350-933
Title: Timeless treasures : a collection of fine wallcoverings, borders, and coordinating fabrics / Waverly.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1995           Effective date of registration: 15Dec95

VAu-389-174
Title: Garden room classics : a collection of fine wallcoverings and companion fabrics / Waverly.
Physical description of the deposit copy: 174 p.
Claimant: F.   Schumacher  & Company (employer for hire)
Date of creation: 1997           Effective date of registration: 28Apr97
Information on previous related works: Preexisting material: 124 patterns prev. reg.
Limitation on claim; New matter: 2 new patterns.

VAu-485-016
Title: Exotic passage.
Physical description of the deposit copy: Wallcoverings & prints on fabrics.
Claimant: F.   Schumacher  & Company
Date of creation: 1999           Effective date of registration: 27Jul00

OFFICIAL-PILLOWTEX LLC

Name of Work	Registration No.	Registration Date
18th century crewel (5 pieces)	H34996	1967
Acapulco	H33939	1967
Adams	VA96177	25-Mar-82
Alexandria	H27966	1964
Alexandria	H27966	1965
Algiers	H42230	1970
Alphabet zoo	VA32415	27-Aug-79
Alphabet zoo	VA32416	27-Aug-79
American Eagle	VA254768	6-Feb-87
American friendship	H32302	1966
Angelique	H31606	1966
April	67396	1984
Arabesque	H21831	1963
Arabesque	H21710	1963
Arroyo	VA89014	14-Oct-81
Ashley	VA96168	25-Mar-82
Ashley	46933	1983
Audubon	VA96167	25-Mar-82
Balmoral	109561	1982
Balmoral column	63198	1983
Balmoral leaves	41768	1982
Balmoral stripe A	41769	1982
Balmoral stripe B	41770	1982
Bangkok	177763	1984
Barcelona	H24439	1964
Barcelona	H24440	1964
BMX Fever	VA254767	6-Feb-87
Bountiful	H42234	1970
Brentwood	VA96187	25-Mar-82
Breton country	41771	1982
Breton country stripe	48167	1982
Bright nights (3 pieces)	H37437	1968
Canyon	VA89019	14-Oct-81
Capistrano	H24334	1964
Caravan (3 pieces)	H38198	1969
Caribe	VA96174	25-Mar-82
Carnations	H27958	1965
Carnations	H27959	1965
Casein	VA89022	14-Oct-81
Castle garden	H20934	1963
Castle garden	H20624	1963
Catnap	VA324376	26-May-88

Name of Work	Registration No.	Registration Date
Cheltenham garden	H33118	1967
Cheltenham garden	H33117	1966
Cherub fantasy	H29871	1965
Cherub fantasy	H29872	1965
Children of the world (3 pieces)	H38091	1969
Classic	H35498	1968
Classic	H35494	1968
Cloisonne (4 pieces)	H34998	1967
Comforel : no. T-7313/20	VAu316066	13-Nov-94
Contata	160305	1984
Contessa	H33110	1967
Contessa	H33108	1967
Couger [sic] country.	VA251781	6-Feb-87
Country garden	H20761	1962
Country garden	160304	1984
Courtyard floral	H20619	1963
Courtyard floral	H20620	1963
Crosste	VA99580	30-Mar-82
Dacron II : no. T-6109/80	VAu316067	13-Nov-94
Dania	52535	1983
Decorating digest with Judy Lindahl	MP28836	1975
Desert song	H42268	1970
Diamond point	VA99582	29-Mar-82
Discovery	VA181748	22-Mar-85
Dover rose	H24570	1964
Dover rose	H24442	1964
Drawing of Sumerson stay set non-shift pillow	IU13029	1964
Drayton	VA96415	29-Mar-82
Dream song	H18901	1962
Dream song	H35499	1967
Dream song	H18754	1962
Dream song	H35497	1967
Dream song	H18756	1962
Dublin	VA96410	29-Mar-82
Duval	VA96179	25-Mar-82
El prado	H24438	1964
El prado	H24441	1964
Embassy rose	H28176	1965
Embassy rose	H27965	1965
Empire bouquet	H27954	1965

Name of Work	Registration No.	Registration Date
Empire bouquet	H27953	1964 and/or 1965
Empire bouquet	H24438	1964
English garden	H213385	1961
Esplanade	H30584	1966
Esplanade	H30589	1966
Euclidean shapes	H42231	1970
Fancy free (4 pieces)	H38092	1969
Fancy free (4 pieces)	H38747	1969
Fantasia	H33116	1967
Fantasia	H33111	1967
Fantasia	VA96184	25-Mar-82
FCI CAM curves	TXu334651	1-Aug-88
Felicity (3 pieces)	H39602	1969
Felicity (bed spreads & drapes)	H40354	1969
Ferny	109535	1982
Field poppies	113439	1982
Field poppy stripe	40620	1982
Fieldcrest Cannon, Inc. cam curves	VAu334651	1988
Fieldcrest Cannon, Inc. Today	TX2364741	15-Jul-88
Fieldcrest decorating digest	A699222	1975
Fieldcrest decorating digest	TX1398028	30-Jul-84
Fieldcrest decorating digest	TX825156	31-Dec-81
Fieldcrest entertains with glorious food	A916173	1977
Fieldcrest Mills	A358707	1958
Fieldcrest Mills	A187389	1970
Fieldcrest Mills	A190559	1970
Fieldcrest Mills	A213038	1971
Fieldcrest Mills	A231011	1971
Fieldcrest Mills	A252328	1971
Fieldcrest Mills	A289092	1971
Fieldcrest Mills	A323745	1972
Fieldcrest Mills	A449486	1973 and/or 1975
First love (3 pieces)	H37438	1968
Fleur de lis	H24437	1963 and/or 1964
Fleur de lis	H24447	1963 and/or 1964
Flirtation rose	H24566	1964
Floral : no. 5654/50	VAu117186	24-Aug-87
Floral enchantment	H27964	1964 and/or 1965
Floral enchantment	H37967	1965
Floral trellis	H35500	1967 and/or 1968

Name of Work	Registration No.	Registration Date
Floral trellis	H35493	1967 and/or 1968
Floriale	H42232	1970
Flower shower (3 pieces)	H37442	1968
Flower song	H35424	1968
Folly	VA96172	25-Mar-82
Fontana	VA96411	29-Mar-82
Forest glen	170668	1984
French daisy	H16425	1961
French daisy	H16426	1961
Friends you can count on	A855897	1966
Friends you can count on	H31607	1966
Friends you can count on	H31605	1966
Frolic (3 pieces)	H38111	1969
Fun Fuzzy	VA254769	6-Feb-87
Gabor all over : no. 1773/90	VA382407	18-Dec-89
Gabor border : no. 1772/90	VA382403	18-Dec-89
Gabor stripe : no. 1774/45	VA378787	18-Dec-89
Gabrielle	113438	1982
Garden party	H20617	1963
Garden party	H20806	1963
Gooseberry : no. 6787/20	VAu125468	4-Jan-98
Grenadier	GP53664	1966
Guide to job instruction	A968877	1968
Hampton court	H33107	1966 and/or 1967
Handbook for outside counsel	TX1551154	1-Apr-85
Harlequin rose	H27962	1965
Heirloom : no. 7111/90	VAu117188	24-Aug-87
Hermosa	H33942	1967
Hillandale	VA96175	25-Mar-82
Holiday	VA96164	25-Mar-82
Hopetown quilt	109533	1982
Hopi	VA95674	29-Mar-82
Ihran	52820	1983
Imperial brocade	H20491	1962
Imperial fleur	H20638	1962
Imperial rose	H19927	1962
Imperial rose	H20382	1961
Imperial tapestry	H20639	1962
Imperial tapestry	H20789	1962
Impressions	H35422	1967 and/or 1968
Innocence	H41435	1970
Innsbruck	H36336	1968
Innsbruck	H36223	1968

Name of Work	Registration No.	Registration Date
Isfahan	52823	1983
It's about time	A855900	1956 and/or 1966
It's about time	H32306	1966
It's about time	H31604	1966
Jamestown	H33114	1966 and/or 1967
Jamestown	H33120	1966
Jefferson	VA89029	14-Oct-81
Jefferson	VA89023	1981
Jigsaw	VA96183	25-Mar-82
Jubilee	VA96416	29-Mar-82
Jungle hunt (bed spreads and drapes)	H36304	1968
Jungle hunt (bedspreads and drapes)	H36404	1968
Jungle hunt (towels)	H36305	1968
Kabuki (4 pieces)	H38112	1969
Kashmir	H16425	1961
Keaton	VA96180	25-Mar-82
Keepsake rose	H29870	1965
Keepsake rose	H29873	1965
Kensington gardens	H27957	1964 and/or 1965
Kensington gardens	H28175	1964 and/or 1965
Kent	VA96185	25-Mar-82
Kimono	41774	1982
King's guards	H23245	1963
Knob Hill	41776	1982
Knob hill flame	41775	1982
Kyoto	41773	1982
Lancaster	VA89020	14-Oct-81
Lancaster ring	113436	1982
Land of Nod	H23246	1963
Laurel	VA96169	25-Mar-82
Laurel	170054	1984
Laurel elegance	H35421	1967 and/or 1968
Laurens	VA96171	25-Mar-82
Leafy	109550	1982
L'elegant	H24445	1963 and/or 1964
L'elegante	H24448	1963 and/or 1964
Log cabin	VA99579	30-Mar-82
London town	H16424	1961
Lucille	170731	1984
Madeira bouquet	H16427	1961
Madison	VA89015	14-Oct-81

Name of Work	Registration No.	Registration Date
Malabar (4 pieces)	H34997	1967
Malibu (shell)	VAu76053	22-Apr-85
Mansfield	VA96182	25-Mar-82
Marion	VA96165	25-Mar-82
Martha	109534	1982
Mayfair	VA96173	25-Mar-82
Melissa	VA96413	29-Mar-82
Melrose	H35418	1967 and/or 1968
Melrose	H35425	1967 and/or 1968
Melrose	VA89021	14-Oct-81
Meredith	VA95678	29-Mar-82
Mesa	VA89018	14-Oct-81
Metro	160302	1984
Mighty mallard.	VA241847	9-Nov-86
Milan	H24446	1963 and/or 1964
Mimi	109530	1982
Ming	H19928	1962
Modern mood	H35420	1967 and/or 1968
Modern mood	H35419	1967 and/or 1968
Molokai	118920	1983
Monroe	VA89016	14-Oct-81
Mood moderne	H30587	1965 and/or 1966
Mount Vernon	109536	1982
Musetta	41772	1982
Napping	A71423	1960
Napping	A358707	1958
Neddle point rose	H20936	1963
Needle point rose	H20615	1963
Nettle Creek grand sateen	VAu274361	20-Sep-94
New England beauty	H16421	1961
New slant	H42236	1970
Newport	46934	1983
Nova : no. T-7360/20	VAu316068	13-Nov-94
Now I lay me down to sleep.	VA241848	9-Nov-86
Oblique form	H42235	1970
Orleans	H16423	1961
Palmetto	VA96178	25-Mar-82
Palo Alto	H33115	1966 and/or 1967
Palo Alto	H33112	1966 and/or 1967
Patterns	H45288	1971
Peachtree	118529	1983
Peachtree stripe	51762	1983
Pennant	VA100207	1982

Name of Work	Registration No.	Registration Date
Pennant	VA100307	20-Apr-82
Pennsylvania dutch	H33752	1966
Persia	H33119	1966 and/or 1967
Persia	H33109	1966 and/or 1967
Petite corsage	H20590 and/or H30590	1965 and/or 1966
PFWW : no. 7155/20	VAu117187	24-Aug-87
Phantasy	53633	1983
Plume	VA89017	14-Oct-81
Polynesia (3 pieces)	H37440	1968
Poppy dot (4 pieces)	H38110	1969
Posy	H20382	1961
Posy	H21384	1962
Pow flowers	H36224	1968
Prairie	VA95675	29-Mar-82
Primavera quilt	46938	1983
Primavera vine	46939	1983
Primrose	46944	1984
Princess	H42233	1970
Princess bouquet	H20616	1963
Printwork	H41187	1969
Queen's garden	H33632	1967
Queen's rose	H23652	1963
Regal rose	H20932	1963
Regal rose	H20618	1963
Regency	VA95676	29-Mar-82
Regency manor	H24571	1964
Regency manor	H24572	1964
Reverie	H20622	1963
Reverie	H20633	1963
Reynolds	VA96170	25-Mar-82
Ribbon bouquet	VA830600	23-Dec-96
Riviera rose	H35496	1967 and/or 1968
Riviera rose	H35495	1967 and/or 1968
Roadway	160303	1984
Rocky Mountain rams.	VA251779	6-Feb-87
Romance is a rose	H21709	1963
Rose arcade	H30585	1965 and/or 1966
Rose arcade	H30588	1966
Rose caprice	H20759	1962
Rose cascade	H20762	1962
Rose festival	H21694	1963
Rose legacy	H27963	1964 and/or 1965

Name of Work	Registration No.	Registration Date
Rose legacy	H27956	1964 and/or 1965
Rose moderne	H20760	1962
Rose nouveau	H27960	1964 and/or 1965
Rose symphony	H35417	1967 and/or 1968
Rose symphony	H35423	1967 and/or 1968
Rose velour (4 pieces)	H37443	1968
Rosepath	VA96414	29-Mar-82
Royal charter	H20623	1963
Royal family	VA15895	20-Jul-78
Royal tapestry	H27961	1964 and/or 1965
Royal Velvet 1986 color forecast	PA259044	19-Jul-85
Royal velvet color forecast film	PA259044	1985
Royal Velvet presents Color profiles for 1985	PA240661	24-Dec-84
Runaway Ronnie	A855899	1966
Runaway Ronnie	H31709	1966
Runaway Ronnie	H31608	1966
Sahara	H42269	1970
Samarkand	H34995	1967
Samarkand	H33753	1967
Santa Cruz	H33106	1966 and/or 1967
Santa cruz	H33113	1966 and/or 1967
Sayonara	H44033	1971
Scandia	H16422	1961
Serpentine	H42267	1970
Shalimar (4 pieces)	H37441	1968
Sherry	VA99581	29-Mar-82
Shower of flowers	H20788	1962
Showers of flowers	H20763	1962
Sintra	118518	1983
Snow flower	40619	1982
Snowflake	109461	1982
Snowflake quilt	109551	1982
Sophisticate	H18755	1962
Sophisticate	H18757	1962
Southampton floral	109549	1982
Southampton stripe	113437	1982
Spanish shawl	H19929	1962
St. Mary's acclaim.	VAu300960	28-Jun-94
Star blaze	VA95677	29-Mar-82
Summer star	H30591	1965 and/or 1966

Name of Work	Registration No.	Registration Date
Sutton	VA96181	25-Mar-82
Suzanne	109532	1982
Sweet dream	H31708	1966
Sweet Dreams	VA254766	6-Feb-87
Sweet dreams	A855898	1966
Sweet dreams	H31609	1966
Tahiti	H19930	1962
Tasco	H33941	1967
The Glory of the Maya	PA880	2-Mar-78
Timberline	VA96166	25-Mar-82
To a wild rose	H33753	1967
To a wild rose	H33941	1967
Tobago	VA98024	14-Oct-81
Torbay	VA96412	29-Mar-82
Trains	GP53663	1966
Tropic	VA96186	25-Mar-82
Tulip trellis	109531	1982
Tuliptime	109537	1982
Unicorn	H19931	1962
Unicorn	H19927	1962
Valley	VA95673	29-Mar-82
Vanity rose	H30586	1965 and/or 1966
Velvet shadow (4 pieces)	H37439	1968
Velvet shadow (4 pieces)	H37442	1968
Venetia	H41188	1969
Venetian tile	H19932	1962
Venture	VA96176	25-Mar-82
Veracruz	H33940	1967
Vibrant	H45113	1971
Viennese lace	H20226	1962
Violetta	H24443	1963 and/or 1964
Violetta	H24444	1963
Vis-a-vis	H42229	1970
Vis-a-vis	H43719	1990
Weaver's rose	VA95679	25-Mar-82
Winchester	VA74155	20-Apr-81
Wisteria	H27955	1964 and/or 1965
Wisteria	H28177	1964 and/or 1965
xDream song	H18756	1962
Yangtze garden	183908	1985

OP HOLDINGS LLC

Owner	Copyright	Registration

Ocean Pacific Apparel Corporation	Core Design	# VA 1-046-882

ANNEX B

Patents

OFFICIAL-PILLOWTEX LLC

Country	Title	Serial Number	Patent Number	Issue/Grant Date
United States	Mattress cover with inelastically stretchable skirt (Co-owned with E.I. du Pont)	08/397,328	5,636,393	6/10/1997

United States	Personal care textile article with label	29/097,514	D424,859	5/16/2000

United States	Packaging structure for a textile article	29/084,376	D421,568	3/14/2000

United States	Expandable skirt mattress cover (license to KYMP, LLC)	07/759,393	5,127,115	7/7/1992

United States	Double hem apparatus and method	519,964	5,579,707	12/3/1996

United States	Terry fabric with increased rate of absorbency and method of forming same	672,053	5,667,865	9/16/1997

United States	Personal care textile article with label	74,250	D396,596	8/4/1998

STUDIO IP HOLDINGS LLC

TITLE	PATENT NUMBER	FILING DATE
Custom Fit Cap	5,615,415	April 1, 1997
Custom Fit Cap	Int. App. No. PCT/US1994/001465 (publication number WO/1995/001738)	February 8, 1994
Visored Cap with Forward Facing Panel	Int. App. No. PCT/US1993/010894 (publication number WO/1994/010867)	November 11, 1993

SHARPER IMAGE HOLDINGS LLC

(see Schedule A attached)

Schedule A

The Patents

Title	Country	Registration No./Renewal Date
METHOD AND APPARATUS FOR	Canada	2480878 01-Apr-2012
ROBOT CLEANER WITH IMPROVED VACUUM	Canada	2578525 26-Aug-2012
METHOD AND APPARATUS TO REDUCE	Canada	2395397 21-Jun-2009
METHOD AND APPARATUS FOR REDUCING	Canada	2395517 21-Jun-2009
SYSTEM AND METHOD FOR DELIVERING	Canada	2616368 24-Jul-2012
AIR SYSTEM	China	200630006679.1 20-Mar-2012
ELECTRONIC SOUND GENERATOR WITH	China	01138563.4 25-Sep-2012
AIR PURIFIER	China	200430007908.2 27-Mar-2012
ION EMITTING GROOMING DEVICE	China	03368015.9 27-Sep-2011
ELECTRO-KINETIC AIR	China	02128176.9 12-Dec-2011
ELECTRO-KINETIC AIR	China	02128178.5 12-Dec-2011
METHOD AND APPARATUS TO REDUCE	China	00817723.6 22-Dec-2010
REMOTE CONTROL	China	200330127379.5 23-Dec-2011
SAXOPHONE	China	200330127377.6 23-Dec-2011
VACUUM CLEANER	China	200330127380.8 23-Dec-2011
A RACK FOR COMPACT DISCS	China	00804483.X 24-Jan-2012
ELECTRO-KINETIC DEVICE WITH	China	02107714.2 28-Jan-2012
AIR PURIFIER	China	200430002714.3 30-Jan-2012
RADIO-FREQUENCY TRANSMITTER BASE	China	200330101179.2 28-Oct-2011
ION EMITTING HOT AIR BLOWER	China	01138547.2 16-Nov-2011
FLOOR MODEL AIR CLEANER	China	02328419.6 19-Jun-2011
DESKTOP AIR CLEANER	China	02328418.8 19-Jun-2011

ELECTRO-KINETIC AIR TRANSPORTER AND	China	02142995.2 18-Jul-2012
RADIO-FREQUENCY RECEIVER BEEPER	China	200330101180.5 28-Oct-2011
DESK LAMP	China	200330127378.0 23-Dec-2011
AIR CONDITIONER DEVICE WITH	China	200580031383.8 22-Jul-2012
ELECTRODE SELF-CLEANING MECHANISM	China	03122506.3 16-Apr-2012
ELECTRO-KINETIC AIR TRANSPORTER AND	China	200520004159.7 22-Jan-2012
ELECTRO-KINETIC AIR	China	01801181.0 02-May-2010
METHOD AND APPARATUS TO REDUCE	Europe	00993601.4 22-Dec-2010
VACUUM CLEANER	European Union	000157573-0001 18-Mar-2014
AIR PURIFIER	European Union	000157581-0001 19-Mar-2014
DYNAMIC DISPLAY NIGHT LIGHT	Hong Kong	1042811 22-Sep-2012
PERSONAL ELECTRO-KINETIC AIR	Hong Kong	1044365 25-Sep-2012
ELECTRONIC SOUND GENERATOR WITH	Hong Kong	1044402 25-Sep-2012
SOUND GENERATOR UNIT	Hong Kong	9801435.0 16-Aug-2014
AIR PURIFIER	Hong Kong	0500059.9 07-Jan-2015
ELECTRIC FAN	Hong Kong	0211763.2 30-Oct-2012
AIR PURIFIER	Hong Kong	0410006.9 02-Jan-2014
EYE GLASS CLEANER	Hong Kong	0500104.5 14-Jan-2015
FLOOR MODEL AIR CLEANER	Hong Kong	0210892.4 17-Jun-2012
RADIO-FREQUENCY RECEIVER BEEPER	Hong Kong	0311448.5 05-Sep-2013
RADIO-FREQUENCY TRANSMITTER BASE	Hong Kong	0311447.3 05-Sep-2013
ELECTRODE SELF-CLEANING MECHANISM	Hong Kong	1049990 02-May-2010
AN ION GENERATOR, DEVICE FOR	Hong Kong	1057252 12-Dec-2011
ELECTRO-KINETIC AIR	Hong Kong	1058960 12-Dec-2011
AN AIR TRANSPORTER-CONDITIONER AND	Hong Kong	1050149 28-Jan-2012
AIR CONDITIONER DEVICE WITH	Hong Kong	08104007.5 22-Jul-2014
EXERCISE DEVICE	Hong Kong	08107886.4 20-Oct-2014
SOUND GENERATOR	Hong Kong	0110409.0 22-Mar-2016

AIR TRANSPORTER-CONDITIONER WITH	Hong Kong	05109525.0 09-Apr-2011
VACUUM CLEANER	Japan	1220418 03-Sep-2011
AIR PURIFIER	Japan	1215252 09-Jul-2011
ELECTRO-KINETIC AIR TRANSPORTER AND	Mexico	265820 21-Jul-2014
AIR PURIFIER	South Korea	0364082 04-Oct-2011
ANNUNCIATING PREDICTOR	U.S.A.	6273421 14-Feb-2013
ELECTRONIC SOUND GENERATOR WITH	U.S.A.	6359549 19-Sep-2013
ELECTROSTATIC AIR CLEANER	U.S.A.	7014686 2I-Sep-2013
ELECTRODE SELF-CLEANING MECHANISM	U.S.A.	6350417 26-Aug-2013
ACCESSORY ORGANIZER	U.S.A.	6905035 14-Dec-2012
ELECTRO-KINETIC AIR TRANSPORTER AND	U.S.A.	6911186 28-Dec-2012
CD RACK WITH DUAL DISC CASE HOLDER	U.S.A.	6915911 12-Jan-2013
ROBOT CAPABLE OF DETECTING AN EDGE	U.S.A.	7024280 04-Oct-2013
TEXT/ICON DISPLAY PREDICTOR	U.S.A.	6368176 09-Oct-2013
AIR CONDITIONER DEVICES	U.S.A.	6953556 1l-Apr-2013
STORAGE AND DISPLAY RACK FOR DVDS	U.S.A.	6955267 18-Apr-2013
ELECTRO-KINETIC AIR	U.S.A.	6958134 25-Apr-2013
CD RACK WITH CD HOLDER HAVING CD	U.S.A.	6959822 01-May-2013
DIGITAL RECORDER APPARATUS WITH	U.S.A.	5684506
ELECTRO-KINETIC ION AIR	U.S.A.	6312507 06-May-2013
ELECTRODE SELF-CLEANING MECHANISM	U.S.A.	7056370 06-Dec-2013
ELECTRODE CLEANING FOR AIR	U.S.A.	6972057 06-Jun-2013
MODULAR RACK FOR COMPACT DISCS	U.S.A.	6974038 13-Jun-2013
ELECTRO-KINETIC AIR TRANSPORTER AND	U.S.A.	6974560 I3-Jul-2013
ELECTRO-KINETIC AIR TRANSPORTER AND	U.S.A.	6984987 10-Jul-2013
ELECTROSTATIC PRECIPITATORS WITH	U.S.A.	7077890 18-Jan-2014
DYNAMIC DISPLAY NIGHT LIGHT	U.S.A.	6431719 13-Feb-2014

ION EMITTING AIR-CONDITIONING	U.SA.	7097695 28-Feb-20l4
EVAPORATIVE PERSONAL COOLER	U.S.A.	5802865
MODULAR RACK FOR COMPACT DISCS	U.S.A.	6464088 15-Apr-2014
MULTI-FUNCTIONAL ROBOT WITH REMOTE	U.S.A.	6507773 14-Jul-2014
RACK FOR COMPACT DISCS	U.S.A.	6520347 18-Aug-2014
ELECTRO-KINETIC DEVICE WITH	U.S.A.	6544485 08-Oct-2014
ELECTRODE SELF-CLEANING MECHANISMS	U.S.A.	7220295 22-Nov-2014
PILL DISPENSER WITH REMINDER	U.S.A.	6581797 24-Dec-2014
ELECTRO-KINETIC ION EMITTING	U.S.A.	6585935 01-Jan-2015
ION EMITTING GROOMING BRUSH	U.S.A.	6588434 08-Jan-2015
ROBOT FOR EXPRESSING MOODS	U.SA.	6594551 15-Jan-2015
LOST ARTICLE DETECTOR UNIT WITH	U.S.A.	5926090
METHOD AND APPARATUS FOR REDUCING	U.S.A.	6603268 05-Feb-2011
ROBOT FOR AUTONOMOUS OPERATION	U.S.A.	6604022 05-Feb-2015
ROBOT CAPABLE OF GRIPPING OBJECTS	U.S.A.	6611734 26-Feb-2015
METHOD AND APPARATUS TO CONTROL	U.S.A.	6615770 09-Mar-2015
PERSONAL ELECTRO-KINETIC AIR	U.S.A.	6632407 14-Apr-2015
AIR CONDITIONER DEVICE WITH	U.S.A.	7285155 23-Apr-2015
ION EMITTING HOT AIR BLOWER	U.S.A.	6640049 28-Apr-2015
ION EMITTING GROOMING BRUSH	U.S.A.	5975090
AIR TREATMENT APPARATUS WITH	U.S.A.	7291207 06-May-20l5
NAIL CARE SYSTEM	U.S.A.	6647988 18-May-2015
AIR CONDITIONER DEVICE WITH A	U.S.A.	7311762 25-Jun-2015
ION EMITTING GROOMING BRUSH	U.S.A.	6672315 06-Jul-20l1
ELECTRO-KINETIC AIR TRANSPORTER AND	U.S.A.	7318856 15-Jul-2015
ELECTRODE SELF-CLEANING MECHANISM	U.S.A.	6709484 23-Sep-2011
TREATMENT APPARATUS OPERABLE TO	U.S.A.	7371354 11-Nov-2011
TURBO CLEANING ILLUMINATED PERSONAL	U.S.A.	6067714 30-Nov-2011
INPUT UNIT FOR GAMES AND MUSICAL	U.S.A.	7382356 03-Dec-2011

AIR TREATMENT APPARATUS HAVING AN	U.S.A.	7381381 03-Dec-20l1
HANDS-FREE DIGITAL RECORDER SYSTEM	U.S.A.	6748238 08-Dec-2011
ELECTRODE SELF-CLEANING MECHANISM	U.S.A.	6749667 15-Dec-2011
DEVICE WITH SPEAKER AND RETRACTABLE	U.S.A.	7399198 15-Jan-2012
AIR TREATMENT DEVICE HAVING A	U.S.A.	7405672 29-Jan-2012
AIR TREATMENT APPARATUS HAVING AN	U.S.A.	7404935 29-Jan-2012
MODULAR RACK FOR COMPACT DISCS	U.S.A.	6786338 07-Mar-2012
THERMO-VOLTAIC PERSONAL	U.S.A.	6125636 03-Apr-2012
AUTOMATIC EYEWEAR CLEANER	U.S.A.	6821355 23-May-2012
ION EMITTING GROOMING BRUSH	U.S.A.	6152146 28-May-2012
ION EMITTING BRUSH	U.S.A.	6827088 07-Jun-2012
ELECTRO-KINETIC AIR	U.S.A.	6163098 19-Jun-2012
ELECTRO-KINETIC AIR	U.S.A.	6176977 23-Jul-2012
ION EMITTING GROOMING BRUSH	U.S.A.	6182671 06-Aug-2012
EVAPORATIVE PERSONAL COOLER	U.S.A.	6189327 20-Aug-2012
CD RACK WITH HUB TO ENGAGE CENTER	U.S.A.	6863186 08-Sep-2012
ELECTRO-KINETIC AIR	U.S.A.	6863869 08-Sep-2012
ROBOT CAPABLE OF DETECTING AN EDGE	U.S.A.	6865447 08-Sep-2012
AIR TRANSPORTER-CONDITIONER DEVICE	U.S.A.	7517504 14-Oct-2012
ELECTRO-KINETIC AIR TRANSPORTER AND	U.S.A.	7517503 14-Oct-2012
ELECTRO-KINETIC AIR TRANSPORTER AND	U.S.A.	7517505 14-Oct-2012
PERSONAL ELECTRO-KINETIC AIR	U.S.A.	6896853 24-Nov-2012
METHOD AND APPARATUS FOR REDUCING	U.S.A.	6897617 24-Nov-2012
BAR CODE READER FOR A COMPACT DISC	U.S.A.	6899232 30-Nov-2012
CD RACK WITH MULTIPLE DISC HOLDERS	U.S.A.	6899233 30-Nov-2012
CD RACK WITH HUB TO ENGAGE CENTER	U.S.A.	6899234 30-Nov-2012
ELECTROSTATIC AIR CLEANER	U.S.A.	6899745 30-Nov-2012

CD RACK WITH DUAL DISC CASE HOLDER	U.SA.	6902070 07-Dec-2012
ELECTRODE SELF-CLEANING MECHANISM	U.S.A.	6908501 21-Dec-2012
NOW REISSUED 11/041926	U.S.A.	6713026
AIR CONDITIONER DEVICES	U.S.A.	7662348 16-Aug-2013
AIR CONDITIONER DEVICE PARTIALLY	U.S.A.	7771671 10-Feb-2014
ROBOT VACUUM WITH INTERNAL	U.S.A.	7805220 28-Mar-2014
ROBOTIC VACUUM CLEANER WITH EDGE	U.S.A.	7801645 21-Mar-2014
ELECTRO-KINETIC AIR TRANSPORTER	U.S.A.	7767169 03-Feb-2014
PERSONAL ELECTRO-KINETIC AIR	U.S.A.	7767165 03-Feb-2014
CLOTHING ACCESSORY ORGANIZER	U.S.A.	7798335 21-Mar-2014
REISSUE OF 6713026	U.S.A.	RE418I2 30-Sep-2015

ANNEX C

Trademarks

STUDIO IP HOLDINGS LLC

COUNTRY	TRADEMARK	APPLICATION NO	REGISTRATION NO
Australia	RUGGED TERRAIN S & STAR Design STARTER	611923	611923
Australia	S & STAR Design	436835	436835
Australia	S & STAR Design	830619	830619
Australia	S & STAR Design STARTER	549093	549093
Australia	S & STAR Design STARTER	830620	830620
Australia	STARTER	582513	582513
Australia	STARTER	830622	830622
Australia	STARTER SYMBOL OF AMERICAN SPORTS Design	550071	550071
Bahrain	S & STAR Design	82195	19023
Bahrain	STARTER	822/95	19024
Bangladesh	STARTER	37475	37475
Botswana	S & STAR Design	BW/M/06/00090
Botswana	S & STAR Design	SA14367	SA14367
Botswana	STARTER	BW/M/06/00091	BW/M/06/00091
Botswana	STARTER	BW/M/98/00718	BW/M/98/00718
Brunei Darussalam	S & STAR Design	28530	27425
Brunei Darussalam	S & STAR Design	28531	27419
Brunei Darussalam	STARTER	28528	BRU/23960
Brunei Darussalam	STARTER	28529	24081
Cambodia	S & STAR Design	5865	5863
Cambodia	STARTER	5866	5864
Canada	DRI-STAR	1118225	TMA700296
Canada	DRI-STAR	1301321	TMA738035
Canada	LOOK FOR THE STAR	1118824	TMA625209
Canada	LOOK FOR THE STAR!	1072306	TMA567151
Canada	S & STAR Design	659654	TMA401599
Canada	S & STAR Design	1109543	TMA632780
Canada	S & STAR Design STARTER	582179	TMA379843
Canada	S & STAR Design STARTER	866106	TMA548608
Canada	S & STAR Design STARTER	1109542	TMA632916
Canada	S & STAR ELITE Design	1209091	TMA633836
Canada	STARTER	476855	TMA273689
Canada	STARTER	1109544	TMA632662
Canada	STARTER	1312037	TMA747066
Canada	STARTER CANADA	661127	TMA393539

Egypt	S & STAR Design	96218	96218
Egypt	STARTER	96217	96217
Indonesia	S & STAR Design	R00 2001 04924-04926	IDM000027202
Indonesia	S & STAR Design STARTER	27347	428548
Indonesia	S & STAR Design STARTER	D98813	435243
Indonesia	STARTER	R00 2001 04925-4927	IDM000027203
Israel	S & STAR Design	78844	78844
Israel	S & STAR Design STARTER	78845	78845
Israel	STARTER	78843	78843
Japan	RUGGED TERRAIN	10504393	3193264
Japan	RUGGED TERRAIN S & STAR Design STARTER	10504493	3271808
Japan	S & STAR Design	114000	4406295
Japan	S & STAR Design	56077643	1732233
Japan	S & STAR Design	30941/91	2713495
Japan	S & STAR Design	30942/91	2659001
Japan	S & STAR Design	38590/1	2633029
Japan	S & STAR Design STARTER	6233991	2706874
Japan	S2 Design	12073393	3239428
Japan	STARTER	113999	4388956
Japan	STARTER	3093991	2558283
Japan	STARTER	3858991	2718046
Japan	STARTER	077642/81	1682896
Japan	STARTER	30940/91	2683351
Japan	STARTER & KATAKANA	141516/90	2681349
Japan	STARTER O-FLEX	2004-118832	4871157
Japan	STARTER SPORT	10504193	33117254
Japan	STARTER SPORT	10504293	3193263
Japan	STARTER THE SYMBOL OF AMERICAN SPORTS S & STAR Design	3806693	3250159
Japan	STARTER THE SYMBOL OF AMERICAN SPORTS S & STAR Design	4532293	3208140
Japan	STARTER THE SYMBOL OF AMERICAN SPORTS S & STAR Design	4532393	3208141
Japan	STARTER THE SYMBOL OF AMERICAN SPORTS S & STAR Design	4532493	3199221
Japan	Stylized O Design	2004-118833	4871158
Japan	SYMBOL OF AMERICAN SPORTS	3806593	3151733
Japan	SYMBOL OF AMERICAN SPORTS	4531993	3129866
Japan	SYMBOL OF AMERICAN SPORTS	4532093	3136170

Japan	SYMBOL OF AMERICAN SPORTS	4532193	3172213
Kenya	S & STAR Design	40855	40855
Kenya	S & STAR Design	59099	59099
Kenya	STARTER	40854	40854
Kenya	STARTER	59098	59098
Korea North	S & STAR Design	16665	8909
Korea North	STARTER	16664	8910
Korea South	RUGGED TERRAIN	93-35725	302415
Korea South	S & STAR Design	9336118	305343
Korea South	S & STAR Design	85-19611	140228
Korea South	STARTER	8519610	140227
Korea South	STARTER	9336117	305344
Korea South	STARTER	45116/2008	803324
Korea South	STARTER O-FLEX	3681/2005	654101
Korea South	Stylized ''O'' Design	3682/2005	627062
Laos	S & STAR Design	4566	4087
Laos	STARTER	4487	4086
Lebanon	S & STAR Design	78589	78589
Lebanon	STARTER	78588	78588
Lesotho	S & STAR Design	LS/M/06/00061	LS/M/06/00061
Lesotho	S & STAR Design	LS/M/94/00088	LS/M/94/00088
Lesotho	STARTER	LS/M/06/00064	LS/M/06/00064
Lesotho	STARTER	LS/M/94/00091	LS/M/94/00091
Malawi	S & STAR Design	2006/00090	MW/TW/2006/00090
Malawi	S & STAR Design	363/93	363/93
Malawi	STARTER	2006/00089	MW/TM/2006/00089
Malawi	STARTER	362/93	362/93
Malaysia	S & STAR Design	85/05265	85005265
Malaysia	STARTER	MA/14817/97	97014817
Malaysia	STARTER	MA/21564/97	97021564
Malaysia	STARTER	MA/5264/85	85/05264
Mauritius	S & STAR Design	99123213	A37 No. 123
Mauritius	STARTER	99123212	A37 No. 122
Morocco	S & STAR Design	57240	57240
Morocco	STARTER	57239	57239
Mozambique	S & STAR Design	9884/2006	9884/2006
Mozambique	STARTER	9885/2006	9885/2006
Namibia	S & STAR Design	93/1031	93/1031
Namibia	STARTER	93/1032	93/1032
New Zealand	LOOK FOR THE STAR!	612879	612879
New Zealand	LOOK FOR THE STAR!	612880	612880
New Zealand	LOOK FOR THE STAR!	612881	612881
New Zealand	LOOK FOR THE STAR!	612882	612882
New Zealand	S & STAR Design	163231	163231
New Zealand	S & STAR Design	231117	231117
New Zealand	S & STAR Design	612869	612869
New Zealand	S & STAR Design	612870	612870

New Zealand	S & STAR Design	612871	612871
New Zealand	S & STAR Design STARTER	612872	612872
New Zealand	S & STAR Design STARTER	612873	612873
New Zealand	S & STAR Design STARTER	612874	612874
New Zealand	S & STAR Design STARTER	612875	612875
New Zealand	STARTER	163230	163230
New Zealand	STARTER	231116	231116
New Zealand	STARTER	612876	612876
New Zealand	STARTER	612877	612877
New Zealand	STARTER	612878	612878
New Zealand	STARTER SPORT	230308	230308
New Zealand	STARTER SPORT	230309	230309
Oman	S & STAR Design	11405	11405
Oman	STARTER	11404	11404
Pakistan	S & STAR Design	130272	130272
Pakistan	STARTER	130271	130271
Philippines	S & STAR Design	58336	55127
Philippines	STARTER	4-2010-005509	4-2010-005509
Singapore	S & STAR Design	T94/02656I	T94/02656I
Singapore	S & STAR Design STARTER	342388	T88/03423G
Singapore	S & STAR Design STARTER	T97/13306D	T97/13306D
Singapore	STARTER	28786	T86/00287G
Singapore	STARTER	S265594	T94/02655J
Singapore	STARTER	T97/1330F	T97/13305F
South Africa	S & STAR Design	938713	938713
South Africa	S & STAR Design	2006/04159	2006/04159
South Africa	STARTER	938771	938771
South Africa	STARTER	200601500	200601500
Sri Lanka	S & STAR Design	67171	67171
Sri Lanka	STARTER	67172	67172
Swaziland	S & STAR Design	399	399/94
Swaziland	STARTER	325/95	325/95
Tangiers	S & STAR Design	10579	10579
Tangiers	STARTER	10578	10578
Thailand	S & STAR Design	342486	Kor77226
Thailand	S & STAR Design	474633	Kor153449
Thailand	STARTER	342485	Kor74915
Thailand	STARTER	474632	Kor153448
Tunisia	S & STAR Design	EE071303
Tunisia	S & STAR Design STARTER	EE071302
United Arab Emirates	S & STAR Design	11682	5799

United States of America	DRI-STAR	76162659	2691476
United States of America	MICROCELL	77357341	3480031
United States of America	S STARTER	75120113	2179091
United States of America	S	76226880	2948512
United States of America	STARTER S	76227783	2948513
United States of America	A S	76977395	2949394
United States of America	Design	76559652	2977850
United States of America	STARTER	76226894	2989907
United States of America	NEVER STOP	77565909	N/A
United States of America	RUGGED TERRAIN STARTER	74428320	3018828
United States of America	S (& Design)	76060681	2851159
United States of America	S (& Design)	73712797	1614937
United States of America	S (& Design)	76060682	2553955
United States of America	S (& Design)	73319752	1210630
United States of America	S STARTER	74468405	3036990
United States of America	S STARTER (Star and Stripe Design)	77911221	3872452
United States of America	S STARTER	75181015	2070084
United States of America	S STARTER	75187874	2105473
United States of America	S STARTER	76060679	2847787
United States of America	STAR FLEX	76977547	3002455
United States of America	STAR-FIT	76492306	3004719
United States of America	STAR-GUARD	76535535	3004771
United States of America	STAR-MAX	78378972	3015011
United States of America	STARTER	76622385	3405885
United States of America	STARTER	73712408	1508324
United States of America	STARTER	74730553	2041401

United States of America	STARTER	74374975	1896998
United States of America	STARTER	73256999	1175308
United States of America	STARTER	76323458	2971216
United States of America	STARTER	77288814	3414481
United States of America	STARTER	78863589	3687595
United States of America	STARTER	76060683	2851160
United States of America	STARTER O-FLEX	76620120	3373419
United States of America	STARTER S	73650716	1478788
United States of America	THERMA-STAR	78218263	2960844
United Arab Emirates	STARTER	11681	5798
Yemen	S & STAR Design	7663	5993
Yemen	STARTER	7666	5996
Zambia	S & STAR Design	33993	339/93
Zambia	S & STAR Design	119/2006	119/2006
Zambia	STARTER	33893	338/93
Zambia	STARTER	1182006	118/2006
Zimbabwe	S & STAR Design	90093	900/93
Zimbabwe	S & STAR Design	2482006	248/2006
Zimbabwe	STARTER	89993	899/93
Zimbabwe	STARTER	2472006	247/2006

COUNTRY	TRADEMARK	APPLICATION NO	REGISTRATION NO
Algeria	DANSKIN (Stylized)	950277	48782
Armenia	DANSKIN Plus Ballerina Design	2119	2150
Australia	DANSKIN	270866	270866
Australia	DANSKIN	664809	664809
Australia	DANSKIN	1388838	1388838
Canada	DANSKIN	228673	TMA0101275
Canada	CLIPPER MIST	523946	TMA320955
Canada	DANSKIN Plus Ballerina Design	471324	283999
Canada	DANSKIN	252941	TMA118884
Canada	FREESTYLE	500807	TMA304857
Canada	Ballerina Design	508453	TMA317181
Canada	DANSKIN	1469958	N/A
Canada	DANSKIN NOW	1469957	N/A
Canada	DANSKIN	1500887	N/A
Egypt	DANSKIN Plus Ballerina Design	58008	58008
Guernsey	DANSKIN	803864	803864
Iran	DANSKIN	77470	57274
Israel	DANSKIN	48175	48175
Jersey	DANSKIN	TM4974	TM4974
Kazakhstan	DANSKIN Plus Ballerina Design	3626	5588
Korea South	DANSKIN Plus Ballerina Design	4.0198E+12	40-77115
Korea South	DANSKIN	45115/2008	803323
Malaysia	DANSKIN Plus Ballerina Design	M087566	M087566
Morocco	DANSKIN Plus Ballerina Design	76212	76212
New Zealand	DANSKIN (Stylized)	69919	69919
New Zealand	DANSKIN	831782	831782
Pakistan	DANSKIN Plus Ballerina Design	723458	72348
Puerto Rico	DANSKIN Plus Ballerina Design	24050	24050
Singapore	DANSKIN	T8700229C	T8700229C
South Africa	Ballerina Design	1984/09231	923184
South Africa	DANSKIN	1960/03936	393660
South Africa	DANSKIN	2010/23637	N/A
Sri Lanka	DANSKIN Plus Ballerina Design	41927	41927
Tangiers	DANSKIN Plus Ballerina Design	17999	17999
Thailand	DANSKIN	398198	KOR102717
United States of America	DANCE FRANCE (Stylized)	73427720	1297710
United States of America	DANSKIN & Device	73305677	1194476
United States of America	DANSKIN	72199973	859730
United States of America	CLIPPER MIST	72/345964	938911
United States of America	Design Only (Danskin Now Dancer)	78/443,715	3,154,882
United States of America	(Device Only)	78443711	2992283

United States of America	(Device Only)	78443710	3101838
United States of America	(Device Only)	78443704	3412652
United States of America	DANSKIN NOW	78443686	2994891
United States of America	DANSKIN NOW	78443684	3088610
United States of America	DANSKIN NOW	78443681	3088609
United States of America	DANSKIN NOW	78443680	3410312
United States of America	DANSKIN PLUS	75069602	2052400
United States of America	FREESTYLE	73382808	1313524
United States of America	DANCE FRANCE	73360112	1250445
United States of America	(Device Only)	73346834	1248430
United States of America	DANSKIN Plus Ballerina Design	73307046	1210609
United States of America	DANSKIN	72108031	772356
United States of America	NOW	78443700	3419791
United States of America	NOW	78443692	3419790
United States of America	Device Only	77624764	3646736
United States of America	DANSKIN	75042587	2017878

Mark	Application #	Registration #
9 IX ROCA RW WEAR and Design	77354742	3603772
I WILL NOT LOSE	77585045
I WILL NOT LOSE	78787345	3201223
IT'S NOT WHERE YOU'RE FROM, BUT WHAT YOU ROC!	77239955	3391684
R	78683661	3288813
R	78895985	3393326
R	78683689	3288814
R	76637577	3170436
R (stylized)	85376342
R	76637576	3337647
R(anniversary design)	77707869	3698735
R+	77382943	3603898
ROC	77979085
ROC	77225034
ROC	78562436	3060218
ROCA RW WEAR	76301741	2780202
ROCA RW WEAR	76023483	3007571
ROCA RW WEAR	76612241	3012787
ROCA RW WEAR	77077235	3537673
ROCA RW WEAR	76620454	3233986
ROCA WEAR RW	76552369	3216113
ROCAWEAR	85232064	4015973
ROCAWEAR	75676741	2434124
ROCAWEAR	78894136	3309787
ROCAWEAR	85372204
ROCAWEAR	78895554	3309791
ROCAWEAR	78895515	3393323
ROCAWEAR	76198637	2681721
ROCAWEAR	85376311
ROCAWEAR	85372158
RW	76465490	2781618
RW	85423383
RW	85429224
SLEEP RW SEXY	78896314	3327806
T TEAMROC	85156028
TEAM ROC	85351857
TEAM ROC	85351934
TEAM ROC	85351977
TEAM ROC	85353215
TEAM ROC	85327169
TEAM ROC	85353233
TEAM ROC	75674783	3220358
WE RUN THE STRIP	78824046	3180987
ROCAWEAR EVOLUTION	85455965
TR TEAM ROC	76566008	2977920
G and Design	78574222	3111503

SUN 'N SHADE	75648293	2376153
VILLAGE	73776802	1576438
VILLAGE	85327453
WAVERLY	75979954	2445276
WAVERLY	74675462	2011559
WAVERLY	72095856	709694
WAVERLY	85002895	3959493
WAVERLY	85041589
WAVERLY	85048065
WAVERLY	74215184	1756996
WAVERLY	85068498	4039394
WAVERLY	75541752	2340120
WAVERLY	75268278	2222219
WAVERLY	75399406	2231912
WAVERLY	85427366
WAVERLY DESIGNER SERIES	74106506	1663475
GRAMERCY	85327278
WAVERLY	71100693	128949
GRAMERCY	73776942	1622953
VILLAGE	74048793	1657547
W DS	74105455	1657462
WAVERLY	75980134	2456743
GRAMERCY	76150913	2485318
GARDEN ROOM	75910719	2616366

Mark	Country	Application #	Registration #
ROCAWEAR	Australia	1209946	1209946
ROCAWEAR	Australia	1386014	1386014
ROCAWEAR	Australia	821727	821727
ROCAWEAR	Canada	1057949	TMA577443
ROCAWEAR	Canada	1497724
ROCAWEAR	Kosovo	KS/M/2011/688
ROCAWEAR	Kosovo	KS/M/2011/687
ROCAWEAR	New Zealand	780506	780506
ROCAWEAR	New Zealand	831205	831205
ROCAWEAR	Singapore	T0722158I	T0722158I
ROCAWEAR	South Africa	2007/26404	2007/26404
ROCAWEAR	South Korea	2008-45364	40-0797004
ROCAWEAR	South Korea	2003-19036	590803
ROCAWEAR	South Korea	2008-45365	40-0803917
ROCAWEAR	Taiwan	96053547	1325524
ROCAWEAR	Taiwan	91029058	1077253
ROCAWEAR EVOLUTION	Australia	1411081
ROCAWEAR EVOLUTION	Canada	1512615
ROCAWEAR EVOLUTION	New Zealand	837772	837772
ROCAWEAR EVOLUTION	South Africa	2011/02608
ROCAWEAR plus Design	New Zealand	719648	719648
ROCAWEAR plus RW design	Australia	983527	983527
ROCAWEAR plus RW design	Australia	887591	887591
ROCAWEAR plus RW design	Bahrain	TM40789	TM40789
ROCAWEAR plus RW design	Botswana	BW/M/03/00793	BW/M/03/00793
ROCAWEAR plus RW design	Cambodia	20531/04	KH20246/04
ROCAWEAR plus RW Design	Canada	1397944	TMA746790
ROCAWEAR plus RW Design	Canada	1397943	TMA746786
ROCAWEAR plus RW Design	Canada	1397942	TMA746785
ROCAWEAR plus RW Design	Canada	1397936	TMA746746
ROCAWEAR plus RW Design	Canada	1397935	TMA746747
ROCAWEAR plus RW design	Canada	1115021	TMA614,353
ROCAWEAR plus RW design	Egypt	161976	161976
ROCAWEAR plus RW design	Israel	165716	165716
ROCAWEAR plus RW Design	Jordan	84103	84103
ROCAWEAR plus RW Design	Kenya	54394	54394
ROCAWEAR plus RW Design	Kuwait	74744	63002
ROCAWEAR plus RW Design	Lebanon	6909	104992

ROCAWEAR plus RW Design	Lesotho	LS/M/03/00169	LS/M/03/00169
ROCAWEAR plus RW Design	Malaysia	2004/07269	4007269
ROCAWEAR plus RW Design	Morocco	101394	101394
ROCAWEAR plus RW design	O.A.P.I	3200301074	48380
ROCAWEAR plus RW design	Oman	38741	38741
ROCAWEAR plus RW Design	Pakistan	187893
ROCAWEAR plus RW design	Philippines	4-2003-001556	4-2003-001556
ROCAWEAR plus RW design	Philippines	4-2004-004143	4-2004-004143
ROCAWEAR plus RW design	Qatar	38562	38562
ROCAWEAR plus RW design	Saudi Arabia	85610	749/19
ROCAWEAR plus RW design	South Africa	2003/05309	2003/05309
ROCAWEAR plus RW Design	South Korea	2001-38859	569920
ROCAWEAR plus RW Design	South Korea	2003-20159	569779
ROCAWEAR plus RW Design	South Korea	2002-51484	553577
ROCAWEAR plus RW design	Thailand	532647	Kor260248
ROCAWEAR plus RW design	United Arab Emirates	56149	47209
ROCAWEAR plus RW design	Vietnam	4-2004-04540	65547
ROCAWEAR plus RW design	Zimbabwe	380/2003	380/2003

Mark	Country	Application #	Registration #
TEAM ROC	Canada	1537770
TEAM ROC plus Design	South Korea	2004-7507	620,660
TEAM ROC plus Design	Thailand	549122	Kor214923

OP HOLDINGS LLC

Mark	Application #	Registration #
72	78167458	3223734
OCEAN PACIFIC	73048507	1050102
OCEAN PACIFIC	73551091	1382503
OCEAN PACIFIC	76350183	2891591
OCEAN PACIFIC	76365247	2882299
OCEAN PACIFIC	74054361	1641210
OCEAN PACIFIC	85417405
OCEAN PACIFIC	85449706
OCEAN PACIFIC	85449732
OCEAN PACIFIC	85450753
OP	77639202	3654167
OP	76976484	2854837
OP	76259835	2748118
OP	85275280
OP	76118031	2742962
OP	76389398	2856406
OP	85275274
OP	73432243	1293032
OP	74051480	1639594
OP	77777695	3749521
OP	73404997	1309084
OP	75564085	2451493
SEVEN2	76333172	2976781
OCEAN PACIFIC	76977718	3021594
OP	76977719	3021595
OP PRO	73819980	1594622
OP PRO	74055964	1639812

Country	Mark	Application No.	Registration No.

Australia	OCEAN PACIFIC	A413741	A413741
Australia	OCEAN PACIFIC	399301	399301
Australia	OP	863269	863269
Australia	OP	551995	551995
Australia	OP	813398	813398
Australia	OP (STYLIZED-STRETCHED)	790934	790934
Australia	OP (STYLIZED-STRETCHED)	774859	774859
Australia	OP PRO	551994	B551994
Australia	OP SPORT	790933	790933

Bahrain	OP	44334	44334

Canada	OCEAN PACIFIC	1189698	TMA672,884
Canada	OCEAN PACIFIC	1288977	TMA694,297
Canada	OCEAN PACIFIC	527017	TMA308,383
Canada	OCEAN PACIFIC	494957	TMA286,541
Canada	OP	1089074	TMA629,912
Canada	OP	461147	TMA258,633
Canada	OP (STYLIZED)	527016	TMA309,909
Canada	OP (STYLIZED)	516593	TMA308,268
Canada	SEVEN2	1156114	TMA602,941
Canada	OP	1467286
Canada	OP (STYLIZED)	1471144
Canada	OP	1471143

Egypt	OCEAN PACIFIC	260825
Egypt	OP	261101

Iran	OP	83120932	126240

Israel	OCEAN PACIFIC	50751	50751
Israel	OCEAN PACIFIC	187319	187319
Israel	OCEAN PACIFIC	213713	213713
Israel	OCEAN PACIFIC	213712	213712
Israel	OP	187320	187320
Israel	OP	146145	146145
Israel	OP	151917	151917
Israel	OP & SURFER DESIGN	50752	50752
Israel	OP & SURFER DESIGN	213715	213715
Israel	OP (STYLIZED)	213714	213714

Jordan	OP (STYLIZED-STRETCHED)	62137	62137

Kuwait	OP	71417	59214

Lebanon	OCEAN PACIFIC	53811	101107
Lebanon	OP (STYLIZED)	53812	101108

New Zealand	OCEAN PACIFIC	115182	B115182
New Zealand	OCEAN PACIFIC	154418	B154418
New Zealand	OP	602564	602564
New Zealand	OP	209300	B209300
New Zealand	OP (STYLIZED)	154419	B154419

Oman	OCEAN PACIFIC	35777	35777
Oman	OP	35778	35778
Oman	OP (STYLIZED-STRETCHED)	24762	24762

Philippines	OP	4-2001-000981	4-2001-000981
Philippines	OP (Stylized)	4-2010-06127

Puerto Rico	OCEAN PACIFIC	49383	49383
Puerto Rico	OP	49382	49382
Puerto Rico	OP	76991

Qatar	OCEAN PACIFIC	35137	35137
Qatar	OP	35138	35138

Republic of Korea	OCEAN PACIFIC	95-1660	348126
Republic of Korea	OCEAN PACIFIC	1983-8118	100771
Republic of Korea	OCEAN PACIFIC	838120	99182
Republic of Korea	OCEAN PACIFIC	40-2008-0046350	40-824418
Republic of Korea	OP (STYLIZED)	96-29409	399720
Republic of Korea	OP (STYLIZED)	95-1659	348127
Republic of Korea	OP (STYLIZED)	40-2008-0046349	40-815381
Republic of Korea	OP (STYLIZED STRETCHED)		530778

Saudi Arabia	OCEAN	8637	205/85
Saudi Arabia	OCEAN PACIFIC	95347	833/8
Saudi Arabia	OP	95346	849/76
Saudi Arabia	OP	69825	622/93
Saudi Arabia	OP (STYLIZED)	8637	205/86

South Africa	OCEAN PACIFIC	84/7163	84/7163
South Africa	OCEAN PACIFIC	75/2991	75/2991
South Africa	OP	2001/04656	2001/04656
South Africa	OP (STYLIZED)	84/7164	84/7164
South Africa	OP (STYLIZED)	89/1316	89/1316

United Arab Emirates	OCEAN PACIFIC	69429	87346
United Arab Emirates	OCEAN PACIFIC	11680	5797

United Arab Emirates	OP	41759	39877
United Arab Emirates	OP	69428	57793
United Arab Emirates	OP (STYLIZED)	11679	7963

MOSSIMO HOLDINGS LLC

Mark	Application #	Registration #
MOSSIMO (stylized)	75689070	2329496
MOSSIMO (stylized)	75350621	2201308
MOSSIMO	74610799	2051272
MOSSIMO (stylized)	74610797	2053214
MOSSIMO	74186765	1746343
MOSSIMO (stylized)	77327228	3466639
MOSSIMO	73752329	1551068
MOSSIMO (stylized)	75759670	2341551
MOSSIMO SUPPLY CO. (stylized)	77114079	3387847
MOSSIMO SUPPLY CO. (stylized)	77976490	3588864

Country	Trademark	Appln. No.	Reg. No.

Australia	MOSSIMO (Stylized)		728420
Australia	MOSSIMO (Stylized)		600115
Australia	MOSSIMO AND M Design		A521495
Australia	MOSSIMO (Block)		771288
Australia	MOSSIMO (Stylized)		796474
Australia	MOSSIMO		1006566
Australia	MOSSIMO (Stylized)		1006522
Australia	MOSSIMO		1002073
Australia	MOSSIMO (Stylized)		1002146
Australia	MOSSIMO (Block)		1040050
Australia	MOSSIMO (Stylized)		1040049

Brunei	MOSSIMO (Block)		22731
Brunei	MOSSIMO (Stylized)		20261

Cambodia	MOSSIMO	40911

Canada	MOSS		TMA622801
Canada	MOSSIMO (Stylized)		TMA652760
Canada	MOSSIMO (Stylized)		TMA444246
Canada	MOSSIMO AND M Design		TMA477932
Canada	MOSSIMO AND M DESIGN		TMA384897
Canada	MOSSIMO (Stylized)		TMA568363
Canada	MOSSIMO (Block)		TMA563496
Canada	MOSSIMO (Stylized)		TMA663220

Indonesia	MOSSIMO (Stylized)	C0101-14659	IDM000105273

Israel	MOSSIMO (Block)		90518
Israel	MOSSIMO (Stylized)		110680
Israel	MOSSIMO (Stylized)		107033
Israel	MOSSIMO (Stylized)		133248

Japan	MOSSIMO AND M Design		2719756
Japan	MOSSIMO AND M Design		2715919
Japan	MOSSIMO AND M Design		2542189
Japan	MOSSIMO GIANNULLI		4093750
Japan	MOSSIMO GIANNULLI		4093751
Japan	MOSSIMO (Block)		2697398
Japan	MOSSIMO (Block)		2721597
Japan	MOSSIMO (Block)		2542190
Japan	MOSSIMO (Stylized)		4230960
Japan	MOSSIMO (Stylized)		4025761

Japan	MOSSIMO (Stylized)		4437680

Laos	MOSSIMO	23766

Lebanon	MOSSIMO (Stylized)		73791
Lebanon	MOSSIMO (Stylized)		82399

Malaysia	MOSSIMO (Stylized)		93/09303
Malaysia	MOSSIMO (Block)		4008644

Myanmar	MOSSIMO		IV/6683/2011

New Zealand	MOSSIMO (Stylized)		273084
New Zealand	MOSSIMO (Stylized)		213396
New Zealand	MOSSIMO (Block)		207651
New Zealand	MOSSIMO (Stylized)		311620
New Zealand	MOSSIMO		717961
New Zealand	MOSSIMO (Stylized)		717962
New Zealand	MOSSIMO		722477
New Zealand	MOSSIMO (Stylized)		722479
New Zealand	MOSSIMO		724610
New Zealand	MOSSIMO (Stylized)		724616

Oman	MOSSIMO (Stylized)		21560

Pakistan	MOSSIMO (Stylized)		159510

Philippines	MOSSIMO (Stylized)		4-2008-014886

Republic of Korea	MOSSIMO (Stylized)		418469
Republic of Korea	MOSSIMO (Stylized)		40-438944
Republic of Korea	MOSSIMO (Block)		360475
Republic of Korea	MOSSIMO (Stylized)		429445
Republic of Korea	MOSSIMO		364509
Republic of Korea	MOSSIMO		40-0802692
Republic of Korea	MOSSIMO		41-0192390

Singapore	MOSSIMO AND M Design		T93/06669I
Singapore	MOSSIMO (Block)		T93/06593E
Singapore	MOSSIMO (Stylized)		T97/02230J
Singapore	MOSSIMO (Stylized)		T95/00378C
Singapore	MOSSIMO (Stylized)		T93/06670B

South Africa	MOSSIMO (Stylized)	94/11471
South Africa	MOSSIMO (Stylized)	99/15474
South Africa	MOSSIMO (Stylized)	97/02685

Thailand	MOSSIMO (Stylized)	Kor104115
Thailand	MOSSIMO (Stylized)	Kor62311
Thailand	MOSSIMO (Block)	Kor102135

UAE	MOSSIMO (Stylized)	29591

Vietnam	MOSSIMO (Block)	13 903
Vietnam	MOSSIMO (Stylized)	27883
Vietnam	MOSSIMO (Stylized)	22118
Vietnam	MOSSIMO (Stylized)	17405

OFFICIAL-PILLOWTEX LLC

Mark	Application #	Registration #
C CHARISMA	77532844
CANNON	78979510	3387019
CANNON	73153390	1127537
CANNON	72123726	0729513
CANNON and Design	72123727	0729514
CANNON BABY	85345890
CANNON BABY	85345402
CANNON BABY	85345414
CANNON BABY	85345432
CANNON BABY	85345523
CANNON BABY	85345902
CANNON KIDS	77726402
CANNON KIDS	77727009	3725008
CANNON ROYAL FAMILY	78979504	3482571
CANNON TEEN	77727025	3725009
CANNON TRADE MARK U.S.A. 1887	76978321	3234081
CHARISMA	85375768
CHARISMA	75580954	2625436
CHARISMA	73759290	1562233
CHARISMA	73138200	1124948
CHARISMA	73137122	1127563
CHARISMA	78817457	3413110
FIELDCREST	71518685	0436239
FIELDCREST	71518685	0436239
FIELDCREST	78980096	3447089
FIELDCREST	85152452
FIELDCREST	78977670	3195276
GOLD LABEL	72132812	0738716
GREAT SHAPES	74255001	1787512
IMPERIAL COLLECTION	72154020	0754269
IMPERIAL COLLECTION	72154020	0754269
PADABOUT	73141502	1101534
ROYAL CLASSIC	73317043	1204590
ROYAL FAMILY	73152072	1120559
ROYAL FAMILY	73299318	1194734
ROYAL FAMILY	78979549	3387028
ROYAL TOUCH	73343221	1245338
ROYAL VELVET	85343190
ROYAL VELVET	77038175	3658483
ROYAL VELVET	75584238	2325800
ROYAL VELVET	77976243	3555187
ROYAL VELVET	85343232
ROYAL VELVET	85343206

ROYAL VELVET	85343049
ROYAL VELVET	85343011
ROYAL VELVET	85343218
ROYAL VELVET and Design	77623516	3646693
ROYAL VELVET BIG & SOFT	78980885	3596730
SANTA CRUZ	78980138	3451491
SANTA CRUZ	77592870	3612366
ST. MARYS	72142084	0747914
ST. MARYS	72142085	0748703
FASHION WEAVERS	72107187	721079
FASHIONS OF THE WORLD	72143233	746712
SLEEPWELL	73229906	1176281
EMPRESS	73328933	1210555
SANTA CRUZ	73811491	1582620
VELTRA	73833878	1598672
MONTICELLO	7230061	867967
CANNON	73153392	1126849
CANNON	71145877	147948
CANNON ROYAL FAMILY	85411790

Mark	Country	App. No.	Reg. No.
CANNON	Canada	1008826	543330
CANNON	Canada	533074	339783
CANNON	Canada	556684	340999
CANNON	Canada	1,474,086
CANNON	Egypt	231410
CANNON	Egypt	231411
CANNON	Egypt	231412
CANNON	Jordan	16,470	16,470
CANNON	Lebanon	20223	76954
CANNON	Pakistan	72794	72794
CANNON	Saudi Arabia	154876	1271/11
CANNON	South Africa	81/7199	81/7199
CANNON	Syria	5358
CANNON	Syria	5359
CANNON	Syria	5360
CANNON	United Arab Emirates	161517
CANNON & Device	Australia	169,373	169,373
CANNON & Device	Australia	452628	420104
CANNON & Device	Australia	420110	420110
CANNON & Device	Australia	420,111	420,111
CANNON & Device	Bahrain	3804	3804
CANNON & Device	Bangladesh	13611	13611
CANNON & Device	Canada	1008827	543355
CANNON & Device	Canada	533075	340085
CANNON & Device	Canada	556686	343139
CANNON & Device	Canada	126758	38829
CANNON & DEVICE	Egypt	52784	52784
CANNON & Device	Ghana	20,664	20,664
CANNON & Device	Ghana	23,207	23,207
CANNON & Device	Israel	37,859	37,859
CANNON & Device	Israel	37,860	37,860
CANNON & DEVICE	Jordan	23616	23616
CANNON & Device	Jordan	16,469	16,469
CANNON & Device	Lebanon	88326	88326
CANNON & Device	Lebanon	80339	80339
CANNON & Device	Liberia		23392/579
CANNON & Device	Malaya	M/38695	M/38695

CANNON & Device	Malaysia	85/02465	85/02465
CANNON & Device	Malaysia	85/03518	85003518
CANNON & Device	Malaysia	85/02464	85/02464
CANNON & Device	Morocco	27316	62.097
CANNON & Device	New Zealand	69558	69558
CANNON & Device	New Zealand	145466	B145466
CANNON & Device	New Zealand	157355	B157355
CANNON & Device	Papua New Guinea	A3888R	A3888R
CANNON & Device	Philippines	R-2002	R-2002
CANNON & Device	Qatar	5857	5857
CANNON & Device	Sarawak	SAR/7805	7805
CANNON & Device	Saudi Arabia	49,334	580/94
CANNON & Device	Saudi Arabia	1413/1400	101/38
CANNON & Device	Singapore	44,806	T68/44806J
CANNON & Device	Singapore	44,805	T68/44805B
CANNON & Device	Singapore	2450/85	T85/02450H
CANNON & Device	South Africa	64/2793	64/2793
CANNON & Device	South Korea	85-1684	146241
CANNON & DEVICE	Thailand	323898	55506
CANNON & Device	Tunisia		EE 92.0441
CANNON & Device	United Arab Emirates	44036
CANNON & Device	United Arab Emirates	44035
CANNON (In Rectangle)	Thailand	291,449	47420
CANNON (In Rectangle)	Thailand	290,443	33622
CANNON BIG & LOFTY	Canada	883961	531757
CANNON Device	Canada	533213	340685
CANNON Device	Canada	556685	343138
CANNON MONTICELLO	Canada	556711	342591
CANNON ROYAL FAMILY	Canada	556699	341436
CANNON ROYAL FAMILY	New Zealand	136873	136873
CHARISMA	Australia	1424682
CHARISMA	Australia	873989	873989
CHARISMA	Bahrain	88640
CHARISMA	Brunei	41635
CHARISMA	Cambodia	40065	KH/37664/11
CHARISMA	Cambodia	40066	KH/37665/11
CHARISMA	Cambodia	40067	KH/37666/11
CHARISMA	Canada	1101837	580336

CHARISMA	Canada	1290473	746,493
CHARISMA	Egypt	263969
CHARISMA	Jordan	Filed 8/23/2011
CHARISMA	Kuwait	123304
CHARISMA	Lebanon	137743
CHARISMA	Malaysia	2010024996
CHARISMA	Malaysia	2010024997
CHARISMA	New Zealand	847587
CHARISMA	Oman	69831
CHARISMA	Philippines	4-2010-012975
CHARISMA	Qatar	69820
CHARISMA	Saudi Arabia	171500
CHARISMA	Singapore	T1016011J	T1016011J
CHARISMA	South Korea	40-2009-0004095	40-0824661
CHARISMA	United Arab Emirates	161517
CHARISMA	Vietnam	4-2010-27885
FIELDCREST	Australia	186786	A186786
FIELDCREST	Brunei	38257	38257
FIELDCREST	Canada	196058	28090
FIELDCREST	Egypt	246006
FIELDCREST	Egypt	56,510	56,510
FIELDCREST	Egypt	56,509	56,509
FIELDCREST	Ghana	20,241	20,241
FIELDCREST	Gibraltar	4896	4896
FIELDCREST	Indonesia	391350	IDM000124293
FIELDCREST	Israel	194498	194498
FIELDCREST	Israel	194499	194499
FIELDCREST	Jersey	4500	4500
FIELDCREST	Jordan	18056	18056
FIELDCREST	Kenya	2844	15263
FIELDCREST	Lebanon	24379	130937
FIELDCREST	Lebanon	19040	74195
FIELDCREST	Malaya	M/86362	M/86362
FIELDCREST	Malaysia	6019361	6019361
FIELDCREST	Morocco	346	58969
FIELDCREST	New Zealand	746896	746896
FIELDCREST	New Zealand	75461	75461
FIELDCREST	Pakistan	72392	72392
FIELDCREST	Philippines	4-2000-03862	4-2000-03862

FIELDCREST	Saudi Arabia	154875
FIELDCREST	Saudi Arabia	11725	231/24
FIELDCREST	Singapore	42,667	T67/45667
FIELDCREST	South Africa	76/0839	76/0839
FIELDCREST	South Korea	70-2010-0000451
FIELDCREST	South Korea	869/92	262008
FIELDCREST	South Korea	40-2010-0029461
FIELDCREST	Syria	4579	115912
FIELDCREST	Syria	4580	115913
FIELDCREST	Syria	4581	116015
FIELDCREST	United Arab Emirates	44032	34548
FIELDCREST (Stylized)	Canada	1008825	543329
FIELDCREST (STYLIZED)	Israel	131718	131718
FIELDCREST (STYLIZED)	Israel	131719	131719
FIELDCREST CANNON	Brunei	38256	38256
FIELDCREST CANNON	Malaysia	6019360	6019360
FIELDCREST ROYAL VELVET	Singapore	8511/95	8511/95
FIELDCREST Stylized	Thailand	340,922	63070
PILLOWTEX	Canada	642053	380429
ROC	Canada	1261631	TMA737,447
ROCA (Stylized)	Canada	684762	TMA410070
ROYAL VELVET	Australia	419924	A419924
ROYAL VELVET	Australia	419925	A419925
ROYAL VELVET	Canada	448873	253765
ROYAL VELVET	Israel	100324	100324
ROYAL VELVET	Lebanon	Jan-30	67270
ROYAL VELVET	Malaysia	95-10467	95010467
ROYAL VELVET	New Zealand	156327	156327
ROYAL VELVET	New Zealand	156328	156328
ROYAL VELVET	Philippines	4-2010-003471	4-2010-003471
ROYAL VELVET	Saudi Arabia	31,067	387/28
ROYAL VELVET	Saudi Arabia	172096
ROYAL VELVET	South Africa	82/0496	82/0496
ROYAL VELVET	South Africa	82/0497	82/0497
ROYAL VELVET	United Arab Emirates	162818
RW Flame Design	South Korea	494248	494248
WAVERLEY (not WAVERLY)	Canada	277062	TMA134973
WAVERLY	Australia	1216708	1216708

WAVERLY	Australia	1211269	1211269
WAVERLY	Australia	1424683
WAVERLY	Australia	754577	754577
WAVERLY	Australia	636445	636445
WAVERLY	Bahrain	85705
WAVERLY	Bahrain	85707
WAVERLY	Bahrain	85708
WAVERLY	Brunei	41642
WAVERLY	Cambodia	40000	KH/37501/11
WAVERLY	Cambodia	40001	KH/37502/11
WAVERLY	Cambodia	40002	KH/37503/11
WAVERLY	Canada	1044542	616634
WAVERLY	Canada	567124	342446
WAVERLY	Canada	1486415
WAVERLY	Canada	877450	533007
WAVERLY	Canada	1,382,117
WAVERLY	Canada	1,377,602	786,789
WAVERLY	Egypt	256100
WAVERLY	Egypt	246102
WAVERLY	Egypt	246103
WAVERLY	Jordan	116600
WAVERLY	Jordan	116599
WAVERLY	Jordan	116601
WAVERLY	Kuwait	57279	51029
WAVERLY	Kuwait	57280	51030
WAVERLY	Kuwait	57281	48494
WAVERLY	Lebanon	133179	133179
WAVERLY	Malaya	M/20683	M/20683
WAVERLY	Malaysia	2010024991
WAVERLY	Malaysia	6012675
WAVERLY	Malaysia	2010024992
WAVERLY	New Zealand	B38240	B38240
WAVERLY	New Zealand	781898	781898
WAVERLY	New Zealand	610495	610495
WAVERLY	New Zealand	670358	670358
WAVERLY	New Zealand	610496	610496
WAVERLY	Oman	66030
WAVERLY	Oman	66031
WAVERLY	Oman	66032

WAVERLY	Pakistan	195003	195003
WAVERLY	Pakistan	195002	195002
WAVERLY	Pakistan	195001	195001
WAVERLY	Philippines	4-2010-012973
WAVERLY	Philippines	Instructed associate to file
WAVERLY	Qatar	66383
WAVERLY	Qatar	66384
WAVERLY	Qatar	66385
WAVERLY	Saudi Arabia	43537	511/56
WAVERLY	Saudi Arabia	23709	326/62
WAVERLY	Saudi Arabia	23710	326/63
WAVERLY	Singapore	T52/14817H	T52/14817H
WAVERLY	Singapore	T1016016A	T1016016A
WAVERLY	Singapore	6600/97	T97/06600F
WAVERLY	Singapore	6660/89	T89/06660D
WAVERLY	South Africa	723/40	723/40
WAVERLY	South Africa	94/4490
WAVERLY	South Africa	94/4491
WAVERLY	South Korea	40/2000/34857	510553
WAVERLY	South Korea	89-8230	204509
WAVERLY	South Korea	40-2000-34858	515151
WAVERLY	South Korea	89/8231	194884
WAVERLY	South Korea	89-14486	193760
WAVERLY	United Arab Emirates	84555	91814
WAVERLY	Vietnam	4-2010-27882

Iconix Brand Group, Inc.

United States	Candie’s Swim	76270566	3060576
United States	Cry Baby	85002924	3967612

SHARPER IMAGE HOLDINGS LLC

Country	Trademark	App. Number	Reg. Number
Australia	THE SHARPER IMAGE	463256	A463256
Australia	THE SHARPER IMAGE	585261	585261
Australia	THE SHARPER IMAGE	463257	A463257
Bahrain	THE SHARPER IMAGE	668/91	SM909
Brunei Darussalam	THE SHARPER IMAGE	BRU22060	18737
Canada	IONIC BREEZE	1222219	656965
Canada	SHARPER IMAGE	1222175	TMA778435
Canada	SHARPERIMAGE.COM	1222174	TMA733264
Canada	THE SHARPER IMAGE	1424877
Canada	THE SHARPER IMAGE	0502404	TMA292748
Canada	THE SHARPER IMAGE	0580244	TMA397937
Canada	THE SHARPER IMAGE	1398698
Canada	ZIPCONNECT Logo	1268910	TMA770268
Egypt	THE SHARPER IMAGE	84048	84048
Indonesia	THE SHARPER IMAGE	10.260/92	324884
Israel	THE SHARPER IMAGE	232558
Israel	THE SHARPER IMAGE	75864	75864
Israel	THE SHARPER IMAGE	75863	75863
Japan	IONIC BREEZE	2004-008157	4800035
Japan	SHARPER IMAGE	2002-109895	4739053
Japan	SHARPER IMAGE	2003-037755	4778064
Japan	SHARPER IMAGE (KATAKANA)	S61-104022	2160726
Japan	SHARPER IMAGE DESIGN	2002-109894	4825231
Japan	THE SHARPER IMAGE	2002-109896	4731658
Japan	THE SHARPER IMAGE	1780619	1780619
Japan	THE SHARPER IMAGE	S63-055134	2262544
Japan	THE SHARPER IMAGE	H07-721300	1802930
Japan	THE SHARPER IMAGE	S63-055135	2318755

Japan	THE SHARPER IMAGE	S61-092751	2134282
Japan	THE SHARPER IMAGE	S58-030654	2082395
Japan	ZIPCONNECT Logo	2005-076210	4988241
Korea, Republic of	IONIC BREEZE	40-2003-0054416	40-0617650-0000
Korea, Republic of	IONIC BREEZE GP	40-2003-0054417	40-0617649-0000
Korea, Republic of	QUADRA	40-2003-0054418	40-0617648-0000
Korea, Republic of	SHARPER IMAGE DESIGN	40-2003-0054414	40-0638259-0000
Korea, Republic of	SHARPERIMAGE.COM	41-2003-0027123	41-0121942-0000
Korea, Republic of	THE SHARPER IMAGE	41-1987-0000254	41-0008536-0000
Korea, Republic of	THE SHARPER IMAGE	40-2003-0054415	40-0631460-0000
Korea, Republic of	THE SHARPER IMAGE	41-2008-0001197	41-0180385-0000
Korea, Republic of	ZIPCONNECT Logo	40-2005-0045361	40-0739193-0000
Kuwait	THE SHARPER IMAGE	25069	23651
Lebanon	THE SHARPER IMAGE	57676	111818
Malaysia	THE SHARPER IMAGE	MA/5996/92	92005996
New Zealand	SHARPER IMAGE	170976	170976
New Zealand	SHARPER IMAGE	170977	170977
New Zealand	THE SHARPER IMAGE	201701	201701
New Zealand	THE SHARPER IMAGE	201702	201702
Oman	THE SHARPER IMAGE	6309	6309
Philippines	THE SHARPER IMAGE	4-2001-003037
Qatar	THE SHARPER IMAGE	9226	9226
Saudi Arabia	THE SHARPER IMAGE	11509	229/97
Singapore	SHARPER IMAGE	1100/87	T87/01100D
Singapore	SHARPER IMAGE	1099/87	T87/01099G
Singapore	SHARPER IMAGE	T04/06253F	T04/06253F
Singapore	THE SHARPER IMAGE	B4228/91	T91/04228H
Thailand	THE SHARPER IMAGE	226657	Bor66
Thailand	THE SHARPER IMAGE	440221	Kor127821

Thailand	THE SHARPER IMAGE	440222	Kor127864
United Arab Emirates	THE SHARPER IMAGE	28303	60717
United States of America	"BRIGHT AS DAY!" DAYLIGHT SPECTRUM LAMP and Design	78/341536	3218556
United States of America	AUTO-DRIVE	74/463622	1862537
United States of America	ENERGY SAVER and Design	76/269728	2707773
United States of America	FRESHERLONGER	78/743892	3277544
United States of America	GP	77/149524	3452122
United States of America	IBEAM	78/593746	3262414
United States of America	ICEFLOW	78/859252	3332440
United States of America	IFRAME	78/593753	3172386
United States of America	INVENTED HERE and Design	78/976631	3178658
United States of America	IONIC BREEZE	75/505673	2383876
United States of America	ISOOTHER	78/666615	3191660
United States of America	ISPHERE	78/593758	3172387
United States of America	ITOWER	78/593761	3172388
United States of America	iTOWER CONFIGURATION DESIGN	78/964074	3421056
United States of America	LOVEHANDLER Design	77/082621	3338343
United States of America	Miscellaneous Design (QF Design)	78/320840	3795809
United States of America	OXYGENFRESH	78/694284	3269797
United States of America	OZONEGUARD	78/623938	3313676
United States of America	POWERTIE	78/363039	3038375
United States of America	QUIET PLACE	77/270910	3426483
United States of America	S DESIGN	85/411657
United States of America	S DESIGN	85/411669
United States of America	S DESIGN	85/411685

United States of America	S DESIGN	85/411708
United States of America	S DESIGN	85/411931
United States of America	S DESIGN	85/411946
United States of America	S DESIGN	85/411578
United States of America	S DESIGN	85/411607
United States of America	S DESIGN	85/411634
United States of America	S DESIGN	85/411646
United States of America	SHARPER IMAGE	76/424939	2801157
United States of America	SHARPER IMAGE	78/162617	2801489
United States of America	SHARPER IMAGE DESIGN	76/424591	2803361
United States of America	SHARPER IMAGE OFFICE	78/678652	3420037
United States of America	SHARPER IMAGE OUTLET	78/374591	3265687
United States of America	SHARPER LIVING	85/163515
United States of America	SHARPERIMAGE.COM	78/375692	3074460
United States of America	SHARPERIMAGE.COM	78/289909	2928740
United States of America	SOUND SOOTHER	74/019215	1619646
United States of America	SOUND SOOTHER	78/195046	2794855
United States of America	THE SHARPER IMAGE	78/375684	3130633
United States of America	THE SHARPER IMAGE	73/634556	1489485
United States of America	THE SHARPER IMAGE	77/317210	3854174
United States of America	THE SHARPER IMAGE	77/976523	3588871
United States of America	THE SHARPER IMAGE	85/009119	3950166
United States of America	THE SHARPER IMAGE	73/182118	1171695
United States of America	THE SHARPER IMAGE	74/069903	1645994
United States of America	THE SHARPER IMAGE	73/583206	1498543
United States of America	THE SHARPER IMAGE	74/059573	1646417

United States of America	THE SHARPER IMAGE	77/189523	3886596
United States of America	TRAVEL COMPANION	74/667650	2072379
United States of America	TURBO-GROOMER	75/373491	2360586
United States of America	ZIPCONNECT Logo	78/597097	3199634

SCHEDULE 6

Excluded Territories

European Countries

Austria
Belgium
Bulgaria
Cyprus
Czech Republic
Denmark
Estonia
Finland
France
Germany
Greece
Hungary
Ireland
Italy
Latvia
Lithuania
Luxembourg
Malta
Netherlands
Poland
Portugal
Romania
Slovakia
Slovenia
Spain
Sweden
United Kingdom
Croatia
Former Yugoslav Republic of Macedonia

Turkey
Albania
Andorra
Belarus
Bosnia and Herzegovina
Georgia
Iceland
Liechtenstein
Moldova
Monaco
Montenegro
Norway
Russia
San Marino
Serbia
Switzerland
Ukraine
Uzbekistan
Vatican City State

Asia and India

Indonesia
Singapore
Malaysia
Vietnam
Thailand
Greater China
Hong Kong
Taiwan
Macau
India
Myanmar
Bangladesh
Nepal
Japan
Republic of Korea

latin america  and Caribbean

Anguilla
Antigua and Barbuda
Argentina
Aruba
Bahamas
Barbados
Belize
Bermuda
Bolivia
Brazil
British Virgin Islands
Cayman Islands
Chile
Colombia
Costa Rica
Cuba
Dominica
Dominican Republic
Ecuador
El Salvador
French Guiana
Grenada
Guadeloupe
Guatemala
Guyana
Haiti
Honduras
Jamaica
Martinique
Mexico
Montserrat
Netherlands Antilles
Nicaragua
Panama

Paraguay Peru Saint Barts Saint Kitts and Nevis Saint Lucia Saint Martin Saint Vincent and the Grenadines Suriname Trinidad and Tobago Turks and Caicos Islands Uruguay Venezuela